                             THE ARCH FUND(R), INC.
                                  (THE "FUND")

                                                TRUST SHARES OF THE
  TREASURY MONEY MARKET, MONEY MARKET, TAX-EXEMPT MONEY MARKET, U.S. GOVERNMENT SECURITIES, INTERMEDIATE CORPORATE
  BOND, BOND INDEX, GOVERNMENT & CORPORATE BOND, SHORT-INTERMEDIATE MUNICIPAL, MISSOURI TAX-EXEMPT BOND, NATIONAL
  MUNICIPAL BOND, EQUITY INCOME, EQUITY INDEX, GROWTH & INCOME EQUITY, GROWTH EQUITY, SMALL CAP EQUITY, SMALL CAP
                             EQUITY INDEX, INTERNATIONAL EQUITY AND BALANCED PORTFOLIOS

                        SUPPLEMENT DATED NOVEMBER 2, 1998
                       TO PROSPECTUS DATED MARCH 31, 1998


1.       TRUST SHARES

                  The third sentence of the first paragraph on page 1 of the Prospectus has been revised to read as follows:

                  Trust Shares are offered to financial institutions acting on their own behalf or on behalf of discretionary and non-discretionary accounts for which they may receive account-level asset-based management fees and, with respect to the Treasury Money Market Portfolio, Money Market Portfolio and Tax-Exempt Money Market Portfolio, may be offered for cash management purposes.

                  The first sentence on page 58 of the Prospectus under "How to Purchase and Redeem Shares-Purchase of Shares" has been revised to read as follows:

                  Trust Shares are sold to financial institutions, such as banks, trust companies, thrift institutions, mutual funds or other financial institutions (collectively "financial institutions"), acting on their own behalf or on behalf of discretionary and non-discretionary accounts for which they may receive account-level asset-based management fees and, with respect to the Treasury Money Market Portfolio, Money Market Portfolio and Tax-Exempt Money Market Portfolio, may be offered for cash management purposes.


2.       EXPENSE SUMMARY FOR TRUST SHARES

                  The Expense Summary for Trust Shares on page 7 of the Prospectus has been revised with respect to the Treasury Money Market, Money Market and Tax-Exempt Money Market Portfolios as follows:

                                                       TREASURY                                         TAX-EXEMPT
                                                       MONEY                      MONEY                 MONEY
                                                       MARKET                     MARKET                MARKET
                                                       PORTFOLIO                  PORTFOLIO             PORTFOLIO
                                                       ---------                  ---------             ---------

ANNUAL PORTFOLIO OPERATING
 EXPENSES
 (as a percentage of average
 net assets)
 Investment Advisory Fees (net
   of fee waivers)1.......................................    .35%                       .35%                 .35%
 12b-1 Fees ..............................................    .00%                       .00%                 .00%
 Other Expenses (including
   administration fees,
   administrative services
   fees and other expenses)
   (net of fee waivers and
   expense reimbursements)2,3.............................    .43%                       .42%                 .42%
                                                              ----                       ----                 ----
Total Portfolio Operating
   Expenses (net of fee waivers
   and expense reimbursements)3...........................    .78%                       .77%                 .77%
                                                              ====                       ====                 ====

------------------------

1           Without fee waivers, investment advisory fees would be .40%, .40% and .40% for the Treasury Money
            Market, Money Market and Tax-Exempt Money Market Portfolios, respectively.

2           Without fee waivers, administration fees would be .10% for the Tax-Exempt Money Market Portfolio and
            .20% for each other Portfolio. Administrative services fees are payable at an annual rate not to exceed
            .25% for each Portfolio.

3           Without fee waivers and/or expense reimbursements, Other Expenses would be .53%, .52% and .42% and
            Total Portfolio Operating Expenses would be .93%, .92% and .82% for the Treasury Money Market, Money
            Market and Tax-Exempt Money Market Portfolios, respectively.


EXAMPLE                                                                 1 YEAR      3 YEARS       5 YEARS      10 YEARS
                                                                        ------      -------       -------      --------

  You would pay the following
  expenses on a $1,000 investment,
  assuming (1) a 5% annual return
  and (2) redemption at the end of
  each period:
   Treasury Money Market Portfolio............................          $ 8           $ 25         $ 43           $ 97
   Money Market Portfolio.....................................          $ 8           $ 25         $ 43           $ 95
   Tax-Exempt Money Market Portfolio..........................          $ 8           $ 25         $ 43           $ 95


                  The information contained in the foregoing tables is based on expenses incurred by each of the Portfolios during the last fiscal year, restated to reflect the expenses which each Portfolio expects to incur during the current fiscal year with respect to its Trust Shares.

3. TRUST II SHARES OF THE TREASURY MONEY MARKET PORTFOLIO, MONEY MARKET PORTFOLIO AND TAX-EXEMPT MONEY MARKET PORTFOLIO

                  S Shares of the Treasury Money Market, Money Market and Tax-Exempt Money Market Portfolios have been renamed "Trust II Shares," and all references to S Shares of the Treasury Money Market, Money Market and Tax-Exempt Money Market Portfolios shall be deemed to be references to Trust II Shares. Trust II Shares are offered to financial institutions acting on their own behalf or on behalf of certain qualified accounts. Trust II Shares are not subject to either a distribution and services plan or an administrative services plan and, accordingly, do not pay any expenses in connection with any such plan.

                             THE ARCH FUND(R), INC.
                                  (THE "FUND")

                           INSTITUTIONAL SHARES OF THE
                      TREASURY MONEY MARKET, MONEY MARKET,
                           U.S. GOVERNMENT SECURITIES,
                          INTERMEDIATE CORPORATE BOND,
                    BOND INDEX, GOVERNMENT & CORPORATE BOND,
              EQUITY INCOME, EQUITY INDEX, GROWTH & INCOME EQUITY,
                        GROWTH EQUITY, SMALL CAP EQUITY,
                             SMALL CAP EQUITY INDEX,
                            INTERNATIONAL EQUITY AND
                               BALANCED PORTFOLIOS

                        SUPPLEMENT DATED NOVEMBER 2, 1998
                       TO PROSPECTUS DATED MARCH 31, 1998


1.       TRUST SHARES

                  The description of Trust Shares in the fourth paragraph on page 54 of the Prospectus, under "Other Information Concerning the Fund and its Shares - Description of Shares," has been revised as follows:

                  Trust Shares are offered to financial institutions acting on their own behalf or on behalf of discretionary and non-discretionary accounts for which they may receive account-level asset-based management fees and, with respect to the Treasury Money Market Portfolio and Money Market Portfolio, may be offered for cash management purposes.


2. TRUST II SHARES OF THE TREASURY MONEY MARKET PORTFOLIO AND MONEY MARKET PORTFOLIO

                  S Shares of the Treasury Money Market and Money Market Portfolios have been renamed "Trust II Shares," and all references to S Shares of the Treasury Money Market and Money Market Portfolios shall be deemed to be references to Trust II Shares. Trust II Shares are offered to financial institutions acting on their own behalf or on behalf of certain qualified accounts. Trust II Shares are not subject to either a distribution and services plan or an administrative services plan and, accordingly, do not pay any expenses in connection with any such plan.

                             THE ARCH FUND(R), INC.
                                  (THE "FUND")

                 INVESTOR A SHARES AND INVESTOR B SHARES OF THE
                      TREASURY MONEY MARKET, MONEY MARKET,
              TAX-EXEMPT MONEY MARKET, U.S. GOVERNMENT SECURITIES,
                          INTERMEDIATE CORPORATE BOND,
                    BOND INDEX, GOVERNMENT & CORPORATE BOND,
                          SHORT-INTERMEDIATE MUNICIPAL,
               MISSOURI TAX-EXEMPT BOND, NATIONAL MUNICIPAL BOND,
              EQUITY INCOME, EQUITY INDEX, GROWTH & INCOME EQUITY,
                        GROWTH EQUITY, SMALL CAP EQUITY,
                             SMALL CAP EQUITY INDEX,
                            INTERNATIONAL EQUITY AND
                               BALANCED PORTFOLIOS

                        SUPPLEMENT DATED NOVEMBER 2, 1998
                       TO PROSPECTUS DATED MARCH 31, 1998


1.       TRUST SHARES

                  The description of Trust Shares in the first full paragraph on page 85 of the Prospectus, under "Other Information Concerning the Fund and its Shares - Description of Shares," has been revised as follows:

                  Trust Shares are offered to financial institutions acting on their own behalf or on behalf of discretionary and non-discretionary accounts for which they may receive account-level asset-based management fees and, with respect to the Treasury Money Market Portfolio, Money Market Portfolio and Tax-Exempt Money Market Portfolio, may be offered for cash management purposes.


2. TRUST II SHARES OF THE TREASURY MONEY MARKET PORTFOLIO, MONEY MARKET PORTFOLIO AND TAX-EXEMPT MONEY MARKET PORTFOLIO

                  S Shares of the Treasury Money Market, Money Market and Tax-Exempt Money Market Portfolios have been renamed "Trust II Shares," and all references to S Shares of the Treasury Money Market, Money Market and Tax-Exempt Money Market Portfolios shall be deemed to be references to Trust II Shares. Trust II Shares are offered to financial institutions acting on their own behalf or on behalf of certain qualified accounts. Trust II Shares are not subject to either a distribution and services plan or an administrative services plan and, accordingly, do not pay any expenses in connection with any such plan.

                             THE ARCH FUND(R), INC.

                    THE ARCH TREASURY MONEY MARKET PORTFOLIO
                        THE ARCH MONEY MARKET PORTFOLIO
                   THE ARCH TAX-EXEMPT MONEY MARKET PORTFOLIO

                                  TRUST SHARES


    The ARCH Fund, Inc. is an open-end, management investment company which currently offers Shares in eighteen investment portfolios. This Prospectus describes the Trust Shares of the ARCH TREASURY MONEY MARKET, MONEY MARKET AND TAX-EXEMPT MONEY MARKET PORTFOLIOS. Trust Shares are offered to financial institutions acting on their own behalf or on behalf of discretionary and non-discretionary accounts for which they may receive account-level asset-based management fees, and may be offered for cash management purposes.


    THE ARCH TREASURY MONEY MARKET PORTFOLIO'S investment objective is to seek a high level of current income exempt from state income tax consistent with liquidity and security of principal.

    THE ARCH MONEY MARKET PORTFOLIO'S investment objective is to seek current income with liquidity and stability of principal.

    THE ARCH TAX-EXEMPT MONEY MARKET PORTFOLIO'S investment objective is to seek as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal.

    Mississippi Valley Advisors Inc. ("MVA" or the "Adviser"), an indirect wholly-owned subsidiary of Mercantile Bancorporation Inc. ("Mercantile"), acts as investment adviser for the Portfolios. Mercantile Bank National Association ("Mercantile Bank"), an affiliate of the Adviser, serves as custodian; BISYS Fund Services Ohio, Inc. (the "Administrator") serves as administrator; and BISYS Fund Services (the "Distributor") serves as sponsor and distributor.


    This Prospectus sets forth concisely certain information about the Portfolios that prospective investors should know before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Portfolios, contained in a Statement of Additional Information dated March 31, 1998 (as revised November 2, 1998), has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. An investor may obtain the Statement of Additional Information without charge by writing the Fund at P.O. Box 78069, St. Louis, Missouri 63178 or by calling 1-800-452-4015.


    AN INVESTMENT IN THE PORTFOLIOS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT ANY PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

    Portfolio Shares are not bank deposits, are not federally insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency, and are not the obligations of or guaranteed or otherwise supported by any bank. An investment in the Portfolios involves investment risk, including the possible loss of principal.
                            ------------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 MARCH 31, 1998

                         (AS REVISED NOVEMBER 2, 1998)

                                   HIGHLIGHTS

     The ARCH Fund, Inc. (the "Fund") is an open-end, management investment company (commonly known as a mutual fund) registered under the Investment Company Act of 1940, as amended. The Fund currently offers investment opportunities in eighteen investment portfolios. This Prospectus relates to three of those portfolios: the ARCH TREASURY MONEY MARKET, MONEY MARKET and TAX-EXEMPT MONEY MARKET PORTFOLIOS (the "Portfolios"). In addition, the Fund offers investment opportunities in the ARCH U.S. Government Securities, Intermediate Corporate Bond, Bond Index, Government & Corporate Bond, Short-Intermediate Municipal, Missouri Tax-Exempt Bond, National Municipal Bond, Equity Income, Equity Index, Growth & Income Equity, Growth Equity, Small Cap Equity, Small Cap Equity Index, International Equity and Balanced Portfolios, which are described in separate prospectuses. Each Portfolio represents a separate pool of assets with different investment objectives and policies (as described below under "Investment Objectives, Policies and Risk Considerations"). MVA serves as adviser, Mercantile Bank as custodian, BISYS Fund Services Ohio, Inc. as administrator and BISYS Fund Services as sponsor and distributor. For information on expenses, fee waivers, and services, see "Certain Financial Information," "Financial Highlights" and "Management of the Fund."

     The following information generally describes the Portfolios and their investment objectives. There can be no assurance that the Portfolios will be able to achieve their respective investment objectives.

     Each Portfolio seeks to maintain a net asset value of $1.00 per Share. Each Portfolio's assets are invested in dollar-denominated debt securities with remaining maturities of 397 days (13 months) or less as defined by the Securities and Exchange Commission, and each Portfolio's dollar-weighted average portfolio maturity will not exceed 90 days. All securities acquired by the Portfolios will be determined by MVA, under guidelines approved by the Fund's Board of Directors, to present minimal credit risks and to be rated in the highest category (or deemed comparable in quality) at the time of purchase. There can be no assurance that the Portfolios will be able to achieve a stable net asset value on a continuous basis.

     Investors should note that one or more of the Portfolios may, subject to their investment policies and limitations, purchase variable and floating rate instruments, enter into repurchase agreements and reverse repurchase agreements, lend securities, acquire certain U.S. dollar-denominated instruments of foreign issuers, and make limited investments in illiquid securities and securities issued by other investment companies. These investment practices involve investment risks of varying degrees. For example, the absence of a secondary market for a particular variable or floating rate instrument could make it difficult for a Portfolio to dispose of an instrument if the issuer were to default on its payment obligation. Default by a counterparty to a repurchase agreement or securities lending transaction could expose a Portfolio to loss because of adverse market action or possible delay in disposing of the underlying collateral. Reverse repurchase agreements are subject to the risk that the market value of the securities sold by a Portfolio will decline below the repurchase price which the Portfolio is obligated to pay. Foreign securities entail certain inherent risks, such as future political and economic developments and the adoption of foreign government restrictions, that might adversely affect payment of principal and interest. The Tax-Exempt Money Market Portfolio may, under certain conditions, make limited investments in securities the income from which may be subject to federal income tax. See "Investment Objectives, Policies and Risk Considerations" below and the Statement of Additional Information under "Investment Objectives and Policies."

     The Fund offers investors the opportunity to invest in a variety of professionally managed investments without having to become involved with detailed management, accounting and safekeeping procedures normally related to direct investments in securities. The Portfolios also offer the economic advantages of block trading in securities and the availability of a family of eighteen mutual funds should an investor's investment goals change.

     For information on purchasing, exchanging or redeeming Trust Shares of the Portfolios, please see "How to Purchase and Redeem Shares" below.

                         CERTAIN FINANCIAL INFORMATION


     Shares of the Money Market Portfolio have been classified into five classes of Shares--Trust Shares, Trust II Shares, Institutional Shares, Investor A Shares and Investor B Shares. Shares of the Treasury Money Market Portfolio have been classified into four classes of Shares--Trust Shares, Trust II Shares, Institutional Shares and Investor A Shares. Shares of the Tax-Exempt Money Market Portfolio have been classified into three classes of Shares--Trust Shares, Trust II Shares and Investor A Shares. Shares of each class in a Portfolio represent equal, pro rata interests in the investments held by that Portfolio and are identical in all respects, except that Shares of each class bear separate distribution and/or shareholder administrative servicing fees and certain other operating expenses, and enjoy certain exclusive voting rights on matters relating to these fees. (See "Other Information Concerning the Fund and Its Shares," "Management of the Fund--Administrative Services Plan," and "Management of the Fund--Custodian and Transfer Agent" below.) As a result of payments for distribution and/or shareholder administrative servicing fees and certain other operating expenses that may be made in differing amounts, the net investment income of Trust Shares, Trust II Shares, Institutional Shares, Investor A Shares and Investor B Shares in a Portfolio can be expected, at any given time, to be different.


     The Tax-Exempt Money Market Portfolio commenced operations on July 10, 1986 as a separate investment portfolio (the "Predecessor Tax-Exempt Money Market Portfolio") of The ARCH Tax-Exempt Trust (the "Trust"), which was organized as a Massachusetts business trust. On October 2, 1995, the Predecessor Tax-Exempt Money Market Portfolio was reorganized as a new portfolio of the Fund. Prior to the reorganization, the Predecessor Tax-Exempt Money Market Portfolio offered and sold shares of beneficial interest that were similar to the Fund's Trust Shares and Investor A Shares.

                        EXPENSE SUMMARY FOR TRUST SHARES


                                                    TREASURY                       TAX-EXEMPT
                                                  MONEY MARKET    MONEY MARKET    MONEY MARKET
                                                   PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                  ------------    ------------    ------------
ANNUAL PORTFOLIO OPERATING EXPENSES
     (as a percentage of average net assets)
     Investment Advisory Fees (net of fee
     waivers)(1)................................      .35%            .35%            .35%
     12b-1 Fees.................................      .00%            .00%            .00%
     Other Expenses (including administration
       fees, administrative services fees and
       other expenses) (net of fee waivers and
       expense reimbursements)(2,3).............      .43%            .42%            .42%
                                                      ---             ---             ---
     Total Portfolio Operating Expenses (net of
       fee waivers and expense
       reimbursements)(3).......................      .78%            .77%            .77%
                                                      ===             ===             ===


------------
(1) Without fee waivers, Investment Advisory Fees would be .40%, .40% and .40% for the Treasury Money Market, Money Market and Tax-Exempt Money Market Portfolios, respectively.

(2) Without fee waivers, administration fees would be .10% for the Tax-Exempt Money Market Portfolio and .20% for each other Portfolio. Administrative services fees are payable at an annual rate not to exceed .25% for each Portfolio.
(3) Without fee waivers and/or expense reimbursements, Other Expenses would be .53%, .52% and .42% and Total Portfolio Operating Expenses would be .93%, .92% and .82% for the Treasury Money Market, Money Market and Tax-Exempt Money Market Portfolios, respectively.

                                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
                     EXAMPLE                         ------     -------     -------     --------
You would pay the following expenses on a $1,000
  investment, assuming (1) a 5% annual return and
  (2) redemption at the end of each period:
  Treasury Money Market Portfolio.................     $8         $25         $43         $97
  Money Market Portfolio..........................     $8         $25         $43         $95
  Tax-Exempt Money Market Portfolio...............     $8         $25         $43         $95


     THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN. Information about the actual performance of the Portfolios is contained in the Fund's Annual Report to Shareholders dated November 30, 1997 which may be obtained without charge by contacting the Fund at the address or telephone number provided on page 1 of this Prospectus.


     The purpose of the foregoing tables is to assist in understanding the various costs and expenses that an investor in a Portfolio's Trust Shares will bear directly or indirectly. The information contained in such tables is based on the expenses incurred by the Portfolios during the last fiscal year restated to reflect the expenses that the Portfolios expect to incur during the current fiscal year with respect to their Trust Shares. For more complete descriptions of the various costs and expenses, see "Management of the Fund" in this Prospectus and the Statement of Additional Information. The Tables and Examples have not been audited by the Fund's independent auditors and do not reflect any charges that may be imposed by financial institutions on their customers.

                              FINANCIAL HIGHLIGHTS

     The "Financial Highlights" in the following tables supplement the Fund's financial statements, which are contained in the Fund's Annual Report to Shareholders dated November 30, 1997 and incorporated by reference into the Statement of Additional Information, and set forth certain historic results for Trust Shares of the Portfolios. The data for the years ended November 30, 1989 through 1997, and with respect to the Tax-Exempt Money Market Portfolio (and its Predecessor Portfolio), for the years ended November 30, 1997 and 1996, the six-month period ended November 30, 1995 and each of the years or periods ended May 31, 1990 through 1995, has been audited by KPMG Peat Marwick LLP, independent auditors, whose unqualified report insofar as it relates to each of the years or periods in the five-year period ended November 30, 1997 (the years ended November 30, 1997 and 1996, the six-month period ended November 30, 1995 and each of the years or periods in the three-year period ended May 31, 1995 with respect to the Tax-Exempt Money Market Portfolio (and its Predecessor Portfolio)) on the financial statements containing such information is incorporated by reference into the Statement of Additional Information. The data for the year ended November 30, 1988 and with respect to the Predecessor Tax-Exempt Money Market Portfolio, for the years ended May 31, 1989 and 1988, were derived from financial statements audited by the Fund's and the Trust's prior auditors. Further information about the performance of the Portfolios is available in the Fund's Annual Report. Both the Statement of Additional Information and the Annual Report may be obtained free of charge by contacting the Fund at the address or telephone number provided on the front cover page of this Prospectus.

                        TREASURY MONEY MARKET PORTFOLIO
              (For a Share(b) outstanding throughout each period)

                                                                                             DECEMBER 2, 1991
                                                 YEARS ENDED NOVEMBER 30,                           TO
                                 --------------------------------------------------------      NOVEMBER 30,
                                   1997        1996        1995        1994        1993         1992(a)(b)
                                 --------    --------    --------    --------    --------    ----------------
                                  TRUST       TRUST       TRUST       TRUST       TRUST           TRUST
                                  SHARES      SHARES      SHARES      SHARES      SHARES          SHARES
                                 --------    --------    --------    --------    --------    ----------------
Net Asset Value, Beginning of
  Period.......................  $   1.00    $   1.00    $   1.00    $   1.00    $   1.00        $   1.00
                                 --------    --------    --------    --------    --------        --------
Investment Activities
  Net investment income........     0.046       0.045       0.050       0.033       0.026           0.034
                                 --------    --------    --------    --------    --------        --------
  Total from Investment
    Activities.................     0.046       0.045       0.050       0.033       0.026           0.034
                                 --------    --------    --------    --------    --------        --------
Distributions
  Net investment income........    (0.046)     (0.045)     (0.050)     (0.033)     (0.026)         (0.034)
                                 --------    --------    --------    --------    --------        --------
  Total Distributions..........    (0.046)     (0.045)     (0.050)     (0.033)     (0.026)         (0.034)
                                 --------    --------    --------    --------    --------        --------
Net Asset Value, End of
  Period.......................  $   1.00    $   1.00    $   1.00    $   1.00    $   1.00        $   1.00
                                 ========    ========    ========    ========    ========        ========
Total Return...................      4.70%       4.64%       5.12%       3.38%       2.67%           3.16%(c)
Ratios/Supplemental Data:
Net Assets at end of period
  (000)........................  $283,653    $131,322    $252,780    $242,099    $256,503        $229,288
  Ratio of expenses to average
    net assets (including
    waivers)...................      0.61%       0.61%       0.60%       0.49%       0.41%           0.28%(d)
  Ratio of net investment
    income to average net
    assets (including
    waivers)...................      4.60%       4.55%       5.01%       3.26%       2.64%           3.35%(d)
  Ratio of expenses to average
    net assets (before
    waivers)*..................      0.92%       0.76%       0.75%       0.94%       0.85%           0.72%(d)
  Ratio of net investment
    income to average net
    assets (before waivers)*...      4.28%       4.40%       4.86%       2.82%       2.21%           2.91%(d)

---------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) On December 2, 1991, the Portfolio issued a series of Shares which were designated as "Trust" Shares. In addition, on April 20, 1992, the Portfolio issued a second series of Shares which were designated as "Investor" Shares. On September 27, 1994, the Portfolio redesignated Investor Shares as "Investor A" Shares.
(c) Not Annualized.
(d) Annualized.

                             MONEY MARKET PORTFOLIO
              (For a Share(a) outstanding throughout each period)

                                                          YEAR ENDED NOVEMBER 30,
                               -----------------------------------------------------------------------------
                                  1997        1996       1995       1994       1993       1992      1991(a)
                               ----------   --------   --------   --------   --------   --------   ---------
                                 TRUST       TRUST      TRUST      TRUST      TRUST      TRUST       TRUST
                                 SHARES      SHARES     SHARES     SHARES     SHARES     SHARES     SHARES
                               ----------   --------   --------   --------   --------   --------   --------
Net Asset Value, Beginning of
  Period.....................  $     1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                               ----------   --------   --------   --------   --------   --------   --------
Investment Activities
  Net investment income......       0.050      0.049      0.054      0.035      0.026      0.034      0.058
                               ----------   --------   --------   --------   --------   --------   --------
  Total from Investment
    Activities...............       0.050      0.049      0.054      0.035      0.026      0.034      0.058
                               ----------   --------   --------   --------   --------   --------   --------
Distributions
  Net investment income......      (0.050)    (0.049)    (0.054)    (0.035)    (0.026)    (0.034)    (0.058)
                               ----------   --------   --------   --------   --------   --------   --------
  Total Distributions........      (0.050)    (0.049)    (0.054)    (0.035)    (0.026)    (0.034)    (0.058)
                               ----------   --------   --------   --------   --------   --------   --------
Net Asset Value, End of
  Period.....................  $     1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                               ==========   ========   ========   ========   ========   ========   ========
Total Return.................        5.06%      4.99%      5.52%      3.55%      2.72%      3.44%      5.95%
Ratios/Supplemental Data:
  Net Assets at end of period
    (000)....................  $1,042,151   $717,265   $698,131   $544,952   $621,717   $574,941   $700,474
  Ratio of expenses to
    average net assets
    (including waivers)......        0.64%      0.61%      0.59%      0.61%      0.59%      0.57%      0.59%
  Ratio of net investment
    income to average net
    assets (including
    waivers).................        4.96%      4.88%      5.38%      3.45%      2.70%      3.44%      5.81%
  Ratio of expenses to
    average net assets
    (before waivers)*........        0.92%      0.76%      0.74%      0.93%      0.80%      0.71%      0.67%
  Ratio of net investment
    income to average net
    assets (before
    waivers)*................        4.68%      4.73%      5.23%      3.13%      2.49%      3.30%      5.73%

                                  YEAR ENDED NOVEMBER 30,
                               ------------------------------
                                 1990       1989       1988
                               --------   --------   --------
Net Asset Value, Beginning of
  Period.....................  $   1.00   $   1.00   $   1.00
                               --------   --------   --------
Investment Activities
  Net investment income......     0.078      0.088      0.071
                               --------   --------   --------
  Total from Investment
    Activities...............     0.078      0.088      0.071
                               --------   --------   --------
Distributions
  Net investment income......    (0.078)    (0.088)    (0.071)
                               --------   --------   --------
  Total Distributions........    (0.078)    (0.088)    (0.071)
                               --------   --------   --------
Net Asset Value, End of
  Period.....................  $   1.00   $   1.00   $   1.00
                               ========   ========   ========
Total Return.................      8.08%      9.21%      7.33%(b)
Ratios/Supplemental Data:
  Net Assets at end of period
    (000)....................  $896,903   $661,145   $289,764
  Ratio of expenses to
    average net assets
    (including waivers)......      0.55%      0.45%      0.45%
  Ratio of net investment
    income to average net
    assets (including
    waivers).................      7.77%      8.82%      7.12%
  Ratio of expenses to
    average net assets
    (before waivers)*........      0.60%      0.60%      0.58%
  Ratio of net investment
    income to average net
    assets (before
    waivers)*................      7.72%      8.67%      6.99%

------------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) As of December 1, 1990, the Portfolio designated existing Shares as "Investor" Shares. In addition, on December 1, 1990, the Portfolio issued a second series of Shares which were designated as "Trust" Shares. The financial highlights presented for periods prior to December 1, 1990 are the financial highlights applicable to Investor Shares. On September 27, 1994 the Portfolio redesignated the Investor Shares as "Investor A" Shares.
(b) Unaudited.

                      TAX-EXEMPT MONEY MARKET PORTFOLIO(a)

              (FOR A SHARE(b) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                  SIX
                            YEAR       YEAR      MONTHS
                           ENDED      ENDED      ENDED                        YEAR ENDED MAY 31,
                          NOV. 30,   NOV. 30,   NOV. 30,      ---------------------------------------------------
                            1997       1996     1995(e)        1995       1994       1993       1992     1991(b)
                          --------   --------   --------      -------   --------   --------   --------   --------
                           TRUST      TRUST      TRUST         TRUST     TRUST      TRUST      TRUST      TRUST
                           SHARES     SHARES     SHARES       SHARES     SHARES     SHARES     SHARES     SHARES
                          --------   -------    -------       -------   --------   --------   --------   --------
Net Asset Value,
  Beginning of Period...      1.00   $  1.00    $  1.00       $  1.00   $   1.00   $   1.00   $   1.00   $   1.00
                          --------   -------    -------       -------   --------   --------   --------   --------
Investment Activities
  Net investment
    income..............     0.030     0.030      0.016         0.029      0.020      0.021      0.034      0.031
                          --------   -------    -------       -------   --------   --------   --------   --------
  Total from Investment
    Activities..........     0.030     0.030      0.016         0.029      0.020      0.021      0.034      0.031
                          --------   -------    -------       -------   --------   --------   --------   --------
Distributions
  Net investment
    income..............    (0.030)   (0.030)    (0.016)       (0.029)    (0.020)    (0.021)    (0.034)    (0.031)
                          --------   -------    -------       -------   --------   --------   --------   --------
  Total Distributions...    (0.030)   (0.030)    (0.016)       (0.029)    (0.020)    (0.021)    (0.034)    (0.031)
                          --------   -------    -------       -------   --------   --------   --------   --------
Net Asset Value, End of
  Period................  $   1.00   $  1.00    $  1.00       $  1.00   $   1.00   $   1.00   $   1.00   $   1.00
                          ========   =======    =======       =======   ========   ========   ========   ========
Total Return............      3.08%     3.06%      1.57%(c)      2.93%      1.97%      2.16%      3.44%      2.25%
Ratios/Supplemental Data:
  Net Assets at end of
    period (000)........  $143,517   $95,726    $78,031       $85,324   $112,594   $137,602   $126,079   $137,847
  Ratio of expenses to
    average net asset
    (including
    waivers)............      0.58%     0.53%      0.70%(d)      0.61%      0.52%      0.52%      0.59%      0.58%
  Ratio of net
    investment income to
    average net assets
    (including
    waivers)............      3.04%     3.01%      3.10%(d)      2.87%      1.95%      2.13%      3.38%      4.65%
  Ratio of expenses to
    average net assets
    (before waivers)*...      0.83%     0.58%      0.75%(d)      0.70%      0.86%      0.62%      0.69%      0.68%
  Ratio of net
    investment income to
    average net assets
    (before waivers)*...      2.79%     2.96%      3.05%(d)      2.78%      1.61%      2.03%      3.28%      4.55%


                               YEAR ENDED MAY 31,
                          ----------------------------
                          1990(b)    1989(b)   1988(b)
                          --------   -------   -------
                           MONEY      MONEY     MONEY
                           SHARES    SHARES    SHARES
                          --------   -------   -------
Net Asset Value,
  Beginning of Period...  $   1.00   $  1.00   $  1.00
                          --------   -------   -------
Investment Activities
  Net investment
    income..............     0.056     0.056     0.043
                          --------   -------   -------
  Total from Investment
    Activities..........     0.056     0.056     0.043
                          --------   -------   -------
Distributions
  Net investment
    income..............    (0.056)   (0.056)   (0.043)
                          --------   -------   -------
  Total Distributions...    (0.056)   (0.056)   (0.043)
                          --------   -------   -------
Net Asset Value, End of
  Period................  $   1.00   $  1.00   $  1.00
                          ========   =======   =======
Total Return............      5.71%     5.74%     4.35%
Ratios/Supplemental Data
  Net Assets at end of
    period (000)........  $132,407   $70,153   $72,120
  Ratio of expenses to
    average net asset
    (including
    waivers)............      0.51%     0.45%     0.45%
  Ratio of net
    investment income to
    average net assets
    (including
    waivers)............      5.57%     5.59%     4.27%
  Ratio of expenses to
    average net assets
    (before waivers)*...      0.61%     0.63%     0.60%
  Ratio of net
    investment income to
    average net assets
    (before waivers)*...      5.47%     5.41%     4.12%

------------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) The Portfolio commenced operations on July 10, 1986 as a portfolio of The ARCH Tax-Exempt Trust. On October 2, 1995, it was reorganized as a new portfolio of the Fund.
(b) "Trust" Shares were originally issued as "Money" Shares. As of September 28, 1990, the Portfolio issued a second series of Shares which were designated as "Trust" Shares. The financial highlights presented for periods prior to September 28, 1990 are the financial highlights applicable to Money Shares.
(c) Not Annualized.
(d) Annualized.
(e) Upon its reorganization as a portfolio of the Fund, the Portfolio changed its fiscal year-end from May 31 to November 30.

            INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS

     Although management will use its best efforts to achieve the investment objective of each Portfolio, there can be no assurance that it will be able to do so. The investment objective of a Portfolio may not be changed without the affirmative vote of a majority of the outstanding Shares of the Portfolio. The Treasury Money Market, Money Market and Tax-Exempt Money Market Portfolios are "money market" funds that invest in instruments with remaining maturities of 397 days or less (with certain exceptions) and with dollar-weighted average portfolio maturities of 90 days or less, subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act") and other rules of the Securities and Exchange Commission (the "SEC").

THE TREASURY MONEY MARKET PORTFOLIO

     The Treasury Money Market Portfolio's investment objective is to seek a high level of current income exempt from state income tax consistent with liquidity and security of principal. In pursuing its investment objective, the Portfolio invests in selected money market obligations issued by the U.S. Government (or its agencies and instrumentalities) that are guaranteed as to principal and interest by the U.S. Government, the interest on which is generally exempt from state income tax. Securities that are generally eligible for this exemption include those issued by the U.S. Treasury (bills, certificates of indebtedness, notes and certain bonds) and certain U.S. Government agencies and instrumentalities, including the General Services Administration and Small Business Administration. Each investor should consult his or her tax advisor to determine whether distributions from the Portfolio are exempt from state income tax in the investor's home state. Under normal market conditions, the Portfolio intends to invest substantially all (but not less than 65%) of its total assets in securities with the above characteristics and (except to the extent discussed below) will not enter into repurchase agreements or purchase any U.S. Government security that the Adviser believes is subject to state income tax.

     Under extraordinary circumstances, such as when appropriate exempt securities are unavailable or pending investment, the Treasury Money Market Portfolio may temporarily hold cash or invest in repurchase agreements collateralized by U.S. Government securities, other U.S. Government agency or instrumentality securities, securities of other investment companies that invest in securities in which the Portfolio is permitted to invest, or cash equivalents.

THE MONEY MARKET PORTFOLIO

     The Money Market Portfolio's investment objective is to seek current income with liquidity and stability of principal. In pursuing its investment objective, the Portfolio invests substantially all of its assets in a broad range of money market instruments. These instruments include obligations of the U.S. Government, U.S. dollar-denominated foreign securities, obligations of U.S. and foreign banks and savings and loan institutions and commercial obligations that meet the applicable quality requirements described below.

     The Money Market Portfolio will purchase only "First Tier Eligible Securities" (as defined by the SEC) that present minimal credit risks as determined by the Adviser pursuant to guidelines approved by the Fund's Board of Directors. First Tier Eligible Securities consist of (i) securities that either
(a) have short-term debt ratings at the time of purchase in the highest rating category by at least two unaffiliated nationally recognized statistical rating organizations ("Rating Agencies") (or one Rating Agency if the security was rated by only one Rating Agency), or (b) are issued by issuers with such ratings, and (ii) certain securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are of comparable quality as determined in accordance with guidelines approved by the Board of Directors. The applicable ratings issued by Rating Agencies are described in Appendix A to the Statement of Additional Information. The following descriptions illustrate the types of instruments in which the Portfolio invests.

     BANKING OBLIGATIONS. The Money Market Portfolio may purchase obligations of issuers in the banking industry, such as certificates of deposit, letters of credit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest in obligations of foreign banks or foreign branches of U.S. banks in amounts not in excess of 25% of its assets where the Adviser deems the instrument to present minimal credit risks. See "Risk Factors--Risks Associated with Foreign Securities" below. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of the value of its total assets.

     COMMERCIAL PAPER AND VARIABLE AND FLOATING RATE INSTRUMENTS. The Money Market Portfolio may invest in commercial paper, including asset-backed commercial paper representing interests in a pool of corporate receivables, dollar-denominated obligations issued by domestic and foreign bank holding companies, and corporate bonds that meet the quality and maturity requirements described above. The Portfolio may also invest in variable or floating rate notes that may have a stated maturity in excess of thirteen months but will, in any event, permit the Portfolio to demand payment of the principal of the instrument at least once every thirteen months upon no more than 30 days' notice (unless the instrument is guaranteed by the U.S. Government or an agency or instrumentality thereof). Such instruments may include variable amount master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Unrated variable and floating rate instruments will be determined by the Adviser (under the supervision of the Board of Directors) to be of comparable quality at the time of purchase to First Tier Eligible Securities. There may be no active secondary market in the instruments, which could make it difficult for the Portfolio to dispose of an instrument in the event the issuer were to default on its payment obligation or during periods that the Portfolio could not exercise its demand rights. The Portfolio could, for these or other reasons, suffer a loss with respect to such instruments. Variable and floating rate instruments held by the Portfolio will be subject to the Portfolio's 10% limitation on illiquid investments when the Portfolio may not demand payment of the principal amount within seven days and a liquid trading market is absent.

     GOVERNMENT OBLIGATIONS. The Money Market Portfolio may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. In addition, the Portfolio may, when deemed appropriate by the Adviser, invest in short-term obligations issued by state and local governmental issuers that meet the quality requirements described above and, as a result of the Tax Reform Act of 1986, carry yields that are competitive with those of other types of money market instruments of comparable quality.

THE TAX-EXEMPT MONEY MARKET PORTFOLIO

     The Tax-Exempt Money Market Portfolio's investment objective is to seek as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal. The Portfolio seeks to achieve its objective by investing substantially all of its assets in short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective political subdivisions, agencies, instrumentalities and authorities the interest on which, in the opinion of bond counsel or counsel to the issuer, is exempt from regular federal income tax (collectively, "Municipal Obligations"). The Portfolio may also hold tax-exempt derivative securities such as tender option bonds, participations, beneficial interests in trusts and partnership interests.

     The Tax-Exempt Money Market Portfolio will purchase only "First Tier Eligible Securities" (as defined by the SEC) that present minimal credit risks as determined by the Adviser pursuant to guidelines approved by the Board of Directors. See "The Money Market Portfolio" above for a description of "First Tier Eligible Securities."

     Dividends paid by the Tax-Exempt Money Market Portfolio that are derived from interest attributable to tax-exempt obligations of a particular state and its political subdivisions as well as of certain other governmental issuers including Puerto Rico, Guam and the Virgin Islands may be exempt from federal and state income tax. Dividends derived from interest on obligations of other governmental issuers are exempt from federal income tax but may be subject to state income tax.

     As a matter of fundamental policy, under normal market conditions or when the Adviser deems suitable tax-exempt Municipal Obligations to be available, at least 80% of the Tax-Exempt Money Market Portfolio's total assets will be invested in Municipal Obligations. The Portfolio may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Adviser, suitable Municipal Obligations are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested during temporary defensive periods.

     In addition, during temporary defensive periods or if, in the opinion of the Adviser, suitable Municipal Obligations are unavailable and subject to the quality standards described above, the Tax-Exempt Money Market Portfolio may invest up to 20% of its assets in money market instruments, the income from which is subject to federal income tax. Such instruments may include obligations of the U.S. Government, its agencies or instrumentalities; debt securities (including commercial paper) of issuers having, at the time of purchase, a quality rating within the highest rating category by a Rating Agency; certificates of deposit or bankers' acceptances of domestic branches of U.S. banks with total assets at the time of purchase of $1 billion or more; or repurchase agreements with respect to such obligations.

OTHER APPLICABLE POLICIES

     The investment policies described in this Prospectus are among those which one or more of the Portfolios have the ability to utilize. Some of these policies may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular policy, method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

     U.S. GOVERNMENT OBLIGATIONS. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns Shares of a Portfolio. Certain U.S. Government securities held by the Portfolios may have remaining maturities exceeding thirteen months if such securities provide for adjustments in their interest rates no less frequently than every thirteen months. Examples of the types of U.S. Government obligations that may be held by the Portfolios, subject to their respective investment objectives and policies, include, in addition to U.S. Treasury bonds, notes and bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Resolution Trust Corporation, and Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. There is no assurance that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

     STRIPPED GOVERNMENT SECURITIES. To the extent consistent with their respective investment policies, each Portfolio may invest in bills, notes and bonds (including zero coupon bonds) issued by the U.S. Treasury. In addition, the Treasury Money Market and Money Market Portfolios may also invest in "stripped" U.S. Treasury obligations offered under the Separate Trading of Registered Interest and Principal Securities ("STRIPS") program or Coupon Under Bank-Entry Safekeeping ("CUBES") program or other stripped securities issued directly by agencies or instrumentalities of the U.S. Government (and, with respect to the Treasury Money Market Portfolio only, that are also guaranteed as to principal and interest by the U.S. Government). STRIPS and CUBES represent either future interest or principal payments and are direct obligations of the U.S. Government that clear through the Federal Reserve System. The Money Market Portfolio may also purchase U.S. Treasury and agency securities that are stripped by brokerage firms and custodian banks and sold under proprietary names. These stripped securities are resold in custodial receipt programs with a number of different names (such as TIGRs and CATS) and are not considered U.S. Government securities for purposes of the 1940 Act.

     Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Adviser will consider the liquidity needs of a Portfolio when any investments in zero coupon obligations or other principal-only obligations are made.

     SECURITIES LENDING. To increase return or offset expenses, the Treasury Money Market and Money Market Portfolios may, from time to time, lend their portfolio securities to broker-dealers, banks or institutional borrowers pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, or its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank that has at least $1.5 billion in total assets, or any combination thereof. The collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Portfolio. By lending its securities, a Portfolio can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government securities are used as collateral. In accordance with current SEC policies, each Portfolio is currently limiting its securities lending to 33-1/3% of the value of its total assets (including the value of the collateral for the loans) at the time of the loan. Loans are subject to termination by a Portfolio or a borrower at any time.

     REPURCHASE AGREEMENTS. Under certain circumstances described above and subject to their respective investment policies, each Portfolio may agree to purchase U.S. Government securities from financial institutions such as banks and broker-dealers, subject to the seller's agreement to repurchase them at a mutually agreed-upon date and price ("repurchase agreements"). A Portfolio will enter into repurchase agreements only with financial institutions such as banks and broker-dealers that the Adviser believes to be creditworthy. During the term of any repurchase agreement, the Adviser will continue to monitor the creditworthiness of the seller and will require the seller to maintain the value of the securities subject to the agreement at not less than 102% of the repurchase price (including accrued interest). Default by a seller could expose a Portfolio to possible loss because of adverse market action or possible delay in disposing of the underlying obligations. Because of the seller's repurchase obligations, the securities subject to repurchase agreements do not have maturity limitations. Although no Portfolio presently intends to enter into repurchase agreements providing for settlement in more than seven days, each Portfolio does have the authority to do so subject to its limitation on the purchase of illiquid securities described below. Repurchase agreements are considered to be loans under the 1940 Act. The income on repurchase agreements is taxable. See "Taxes" below.

     REVERSE REPURCHASE AGREEMENTS. Subject to its investment policies, the Money Market Portfolio may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with its investment limitations below. Pursuant to such agreements, the Portfolio would sell portfolio securities to financial institutions such as banks and broker-dealers and agree to repurchase them at an agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price which the Portfolio is obligated to pay. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the 1940 Act.

     SECURITIES OF OTHER INVESTMENT COMPANIES. Under certain circumstances described above and subject to their respective investment policies and limitations, each Portfolio may invest in securities issued by other investment companies which invest in securities in which the Portfolio is permitted to invest and which determine their net asset value per Share based on the amortized cost or penny-rounding method. Each Portfolio may invest in securities of other investment companies within the limits prescribed by the 1940 Act, which include, subject to certain exceptions, a prohibition on a Portfolio investing more than 10% of the value of its total assets in such securities. Investments in other investment companies will cause a Portfolio (and, indirectly, the Portfolio's shareholders) to bear proportionately the cost incurred in connection with the operations of such other investment companies. In addition, investment companies in which a Portfolio may invest may impose a sales or distribution charge in connection with the purchase or redemption of their shares as well as other types of commissions or charges (no sales charge will be paid by the Tax-Exempt Money Market Portfolio in connection with such investments). Such charges will be payable by a Portfolio and, therefore, will be borne indirectly by its shareholders. To the extent that a Portfolio may invest in securities of other investment companies, the Fund and the Adviser will ensure that there will be no duplication of advisory fees. If necessary to accomplish this, the Adviser will rebate its advisory fee to the Fund. See the Statement of Additional Information under "Investment Objectives and Policies--Securities of Other Investment Companies." The income on securities of other investment companies may be taxable to investors at the state or local level. See "Taxes" below.

     WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. Each Portfolio may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Portfolio to purchase or sell securities at a stated price and yield with settlement beyond the normal settlement date. Such transactions permit a Portfolio to lock-in a price or yield on a security, regardless of future changes in interest rates. When-issued purchases and forward commitment transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the value of the security to be sold increases prior to the settlement date. Each Portfolio expects that these transactions will not exceed 25% of the value of its total assets (at the time of purchase) under normal market conditions. No Portfolio intends to engage in such transactions for speculative purposes but only for the purpose of acquiring portfolio securities.

     TYPES OF MUNICIPAL OBLIGATIONS. The two principal classifications of Municipal Obligations that may be held by the Tax-Exempt Money Market Portfolio are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds issued by or on behalf of public authorities to finance various privately operated facilities are considered Municipal Obligations. Interest on private activity bonds, although free of regular federal income tax, may be an item of tax preference for purposes of the federal alternative minimum tax.

     The Tax-Exempt Money Market Portfolio may acquire zero coupon obligations, which may have greater price volatility than coupon obligations and which will not result in payment of interest until maturity. Also included within the general category of Municipal Obligations are participation certificates in leases, installment purchase contracts, or conditional sales contracts ("lease obligations") entered into by state or political subdivisions to finance the acquisition or construction of equipment, land, or facilities. Although lease obligations do not constitute general obligations of the issuer for which the lessee's unlimited taxing power is pledged, certain lease obligations are backed by the lessee's covenant to appropriate money to make the lease obligation payments. However, under certain lease obligations, the lessee has no obligation to make these payments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing and may not be as marketable as more conventional securities. To the extent these securities are illiquid, they are subject to the Portfolio's applicable limitation on illiquid securities described below.

     VARIABLE AND FLOATING RATE MUNICIPAL OBLIGATIONS. Municipal Obligations purchased by the Tax-Exempt Money Market Portfolio may include rated or unrated variable and floating rate instruments, including variable rate master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Unrated instruments purchased by the Portfolio will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be purchased. The absence of an active secondary market for a particular variable or floating rate instrument, however, could make it difficult for the Portfolio to dispose of an instrument if the issuer were to default on its payment obligation. The Tax-Exempt Money Market Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

     STAND-BY COMMITMENTS. The Tax-Exempt Money Market Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held by it. Under a stand-by commitment, a dealer agrees to purchase, at the Portfolio's option, specified Municipal Obligations at a specified price. The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield otherwise available for the same securities). Stand-by commitments acquired by the Portfolio will be valued at zero in determining the Portfolio's net asset value.

     TAX-EXEMPT DERIVATIVES. The Tax-Exempt Money Market Portfolio may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust or other forms. The Adviser expects that less than 5% of the Portfolio's assets will be invested in such securities during the current year. See the Statement of Additional Information under "Investment Objectives and Policies--Tax-Exempt Derivatives."

     FOREIGN SECURITIES. The Money Market Portfolio may acquire U.S. dollar-denominated securities of foreign corporations and certain types of bank instruments issued or supported by the credit of foreign banks or foreign branches of domestic banks where the Adviser deems the investments to present minimal credit risks. Investments made in foreign securities involve certain inherent risks, such as future political and economic developments, the possible imposition of foreign withholding tax on the interest income payable on such instruments, the possible establishment of foreign controls, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect payment of interest or principal. In addition, foreign banks and foreign branches of U.S. banks are subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     ILLIQUID SECURITIES. A Portfolio will not invest more than 10% of the value of its net assets in illiquid securities. Repurchase agreements that do not provide for settlement within seven days, time deposits maturing in more than seven days, and securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but that may be purchased by institutional buyers pursuant to SEC Rule 144A are subject to the applicable limit (unless the Adviser, pursuant to guidelines established by the Board of Directors, determines that a liquid market exists). The purchase of securities which can be sold under Rule 144A could have the effect of increasing the level of illiquidity in the Portfolios to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these restricted securities.

     RISK FACTORS AND OTHER CONSIDERATIONS. The Tax-Exempt Money Market Portfolio's ability to achieve its investment objective is dependent upon the ability of issuers of Municipal Obligations to meet their continuing obligations for the payment of principal and interest. Although the Tax-Exempt Money Market Portfolio may invest 25% more of its net assets in (i) Municipal Obligations whose issuers are in the same state, (ii) Municipal Obligations the interest on which is paid solely from revenues of similar projects, (iii) private activity bonds, it does not presently intend to do so unless, in the opinion of the Adviser, the investment is warranted. To the extent that the Portfolio's assets are invested in Municipal Obligations whose issuers are in the same state or that are payable from the revenues of similar projects or in private activity bonds, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such states, projects and bonds to a greater extent than it would be if its assets were not so invested. See "Investment Objectives and Policies--Municipal Obligations" in the Statement of Additional Information.

     The Tax-Exempt Money Market Portfolio is classified as non-diversified under the 1940 Act. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives. The value of the Tax-Exempt Money Market Portfolio's securities can be expected to vary inversely with changes in prevailing interest rates.

     Municipal Obligations purchased by the Tax-Exempt Money Market Portfolio may be backed by letters of credit or guarantees issued by domestic or foreign banks and other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or a guarantee with respect to a Municipal Obligation held by the Portfolio could have an adverse effect on the Portfolio's investment portfolio and the value of its shares. Foreign letters of credit and guarantees involve certain risks in addition to those of domestic obligations, including less stringent reserve requirements and different accounting, auditing and recordkeeping requirements.

     Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity and the tax-exempt status of payments received by the Portfolio from tax-exempt derivatives are rendered by counsel to the respective sponsors of such derivatives. The Portfolio and its Adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.

                             INVESTMENT LIMITATIONS

     Except as otherwise noted, each Portfolio's investment policies discussed above are not fundamental and may be changed by the Fund's Board of Directors without shareholder approval. However, each Portfolio also has in place certain fundamental investment limitations, some of which are set forth below, which may be changed only by a vote of a majority of the outstanding Shares of a Portfolio. Other investment limitations that also cannot be changed without a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives and Policies."

THE TREASURY MONEY MARKET AND MONEY MARKET PORTFOLIOS

     A Portfolio may not:

          1. Make loans, except that a Portfolio may purchase or hold debt instruments in accordance with its investment objective and policies, lend portfolio securities and enter into repurchase agreements with respect to securities (together with any cash collateral) that are consistent with the Portfolio's permitted investments and that equal at all times at least 100% of the value of the repurchase price.

          2. Borrow money or issue senior securities, except that a Portfolio may borrow from banks and the Money Market Portfolio may enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Portfolio's total assets at the time of such borrowing. A Portfolio will not purchase securities while its borrowings (including reverse repurchase agreements) are outstanding.

          3. With respect to the Treasury Money Market Portfolio, purchase securities other than obligations of the U.S. Government, its agencies and instrumentalities, some of which may be subject to repurchase agreements, except that the Portfolio may purchase securities of other investment companies that seek to maintain a constant net asset value per Share and that are permitted themselves only to invest in securities which may be acquired by the Portfolio.

          4. With respect to the Money Market Portfolio, purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by domestic bank instruments or obligations of the U.S. Government, its agencies or instrumentalities;
     (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

     In accordance with current regulations of the SEC, the Money Market Portfolio intends to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) to not more than 5% of the Portfolio's total assets at the time of purchase, provided that the Portfolio may invest up to 25% of its total assets in the securities of any one issuer for a period of up to three business days. This intention is not, however, a fundamental policy of the Money Market Portfolio. The Portfolio would have the ability to invest more than five percent of its assets in any one issuer in accordance with its fundamental policy only in the event that Rule 2a-7 of the 1940 Act is amended in the future.

THE TAX-EXEMPT MONEY MARKET PORTFOLIO

     The Portfolio may not:

          1. Purchase securities of any one issuer if, immediately after and as a result of such purchase, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, except that (a) up to 50% of the Portfolio's total assets may be invested without regard to this 5% limitation provided that no more than 25% of the Portfolio's total assets are invested in the securities of any one issuer and (b) this 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to an industrial development bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the Portfolio's total assets.

          2. Borrow money or issue senior securities, except that the Portfolio may borrow from banks for temporary defensive purposes in amounts not in excess of 10% of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of its total assets at the time of such borrowing; or purchase securities while borrowings exceed 5% of the Portfolio's net assets. Securities held in escrow or separate accounts in connection with the Portfolio's investment practices described in this Prospectus or the Statement of Additional Information are not subject to this limitation.

          3. Under normal market conditions or when the Adviser deems that suitable tax-exempt obligations are available, at least 80% of the Portfolio's assets must be invested in obligations the interest on which is exempt from federal income tax and stand-by commitments with respect to such obligations.

     Notwithstanding Investment Limitation No. 3, the Portfolio may invest in securities of other investment companies that (a) invest in securities that are substantially similar to those the Portfolio may acquire, and (b) distribute income that is exempt from regular federal income tax.

     The following additional investment policies with respect to the Tax-Exempt Money Market Portfolio are not fundamental and may be changed by the Board of Directors without shareholder approval:

          The Portfolio may not purchase securities which are not readily marketable, enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase other illiquid securities if, as a result of such purchase, illiquid securities would exceed 10% of the Portfolio's respective net assets.

     The Tax-Exempt Money Market Portfolio has an operating policy to comply with the requirements of Rule 2a-7 of the 1940 Act. To the extent that Rule 2a-7 is more restrictive than the Portfolio's fundamental limitations, the Portfolio will operate in accordance with Rule 2a-7.

     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value in the Portfolio's securities will not constitute a violation of such limitation.

                               PRICING OF SHARES

     The Portfolios' respective net asset values per Share are determined by the Administrator as of 12:00 noon (Eastern time) and as of the close of regular trading hours on the New York Stock Exchange (the "Exchange") (currently, 4:00 p.m. Eastern time) on each weekday, with the exception of those holidays on which the Exchange or the Federal Reserve Bank of St. Louis are closed (a "Business Day"). Currently one or both of these institutions are closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day (observed).

     Each Portfolio's assets are valued based upon the amortized cost method. Although each Portfolio seeks to maintain its net asset value per Share at $1.00, there can be no assurance that the net asset value per Share will not vary. See the Statement of Additional Information under "Net Asset Value" for further information.

     The public offering price for each class of Shares of a Portfolio is based upon net asset value per Share. A class will calculate its net asset value per Share by adding the value of a Portfolio's investments, cash and other assets attributable to the class, subtracting the Portfolio's liabilities attributable to that class, and then dividing the result by the total number of Shares in the class that are outstanding.

                       HOW TO PURCHASE AND REDEEM SHARES

PURCHASE OF SHARES


     Trust Shares are sold to financial institutions, such as banks, trust companies, thrift institutions, mutual funds or other financial institutions (collectively "financial institutions"), acting on their own behalf or on behalf of discretionary and non-discretionary accounts for which they may receive account-level asset-based management fees, and may be offered for cash management purposes. Trust Shares are sold to qualified purchasers without a sales charge imposed by the Fund or the Distributor. Generally, investors purchase Trust Shares through a financial institution, which is responsible for transmitting purchase orders directly to the Fund.

     Purchases may be effected on Business Days when the Adviser, Distributor and Mercantile Bank (the Custodian) are open for business. The Fund reserves the right to reject any purchase order, including purchases made with foreign and third party drafts or checks.

     Financial institutions placing orders directly or on behalf of their customers should contact the Fund at 1-800-452-4015. Investors may also call the Fund for information on how to purchase Shares.

     All shareholders of record will receive confirmations of Share purchases, exchanges, and redemptions in the mail. If Shares are held in the name of banks or other financial institutions, such institution is responsible for transmitting purchase, exchange, and redemption orders to the Fund on a timely basis, recording all purchase, exchange, and redemption transactions, and providing regular account statements which confirm such transactions to beneficial owners. Payment for orders which are not received or accepted will be returned after prompt inquiry to the transmitting financial institution.


     A purchase order received and accepted by the Fund by 12:00 noon (Eastern time) on a Business Day with respect to the Treasury Money Market Portfolio and Tax-Exempt Money Market Portfolio or by 3:00 p.m. (Eastern time) on a Business Day with respect to the Money Market Portfolio is effected at the net asset value per Share next determined after receipt of the order in good form if the Fund's Custodian has received payment in federal funds by 4:00 p.m. (Eastern time) that day. If such funds are not available for investment by 4:00 p.m. (Eastern time), the order will be cancelled. Purchase orders received after 12:00 noon (Eastern time) with respect to the Treasury Money Market Portfolio and Tax-Exempt Money Market Portfolio or after 3:00 p.m. (Eastern time) with respect to the Money Market Portfolio will be placed the following Business Day.


EXCHANGES

     The exchange privilege enables shareholders to exchange Trust Shares of a Portfolio for Trust Shares of another Portfolio or any other portfolio offered by the Fund. Exchanges for Trust Shares in another portfolio are effected without payment of any exchange or sales charges. In addition, Trust Shares of a Portfolio may also be exchanged for Investor A Shares of the same Portfolio in connection with the distribution of assets held in a qualified trust, agency or custodian account with the trust department of Mercantile Bank or any of its affiliated or correspondent banks. Such exchanges will also be effected without payment of any exchange or sales charges. The exchange privilege may be exercised only in those states where the class of shares of such other portfolios may be legally sold.

     The Fund reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time upon 60 days' written notice to shareholders. An investor may telephone an exchange request by calling his or her financial institution, which is responsible for transmitting such request to the Distributor. See "Other Exchange or Redemption Information" below. An investor should consult the financial institution or the Distributor for further information regarding procedures for exchanging Shares.

REDEMPTION OF SHARES

     Redemption orders should be placed with or through the same financial institution that placed the original purchase order. Redemption orders are effected at a Portfolio's net asset value per Share next determined after receipt of the order by the Fund. The financial institution is responsible for transmitting redemption orders to the Fund on a timely basis. No charge for sending redemption payments electronically is currently imposed by the Fund, although a charge may be imposed in the future. The Fund reserves the right to send redemption proceeds electronically within seven days after receiving a redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect a Portfolio.

     A written redemption request must be accompanied by any Share certificates which are properly endorsed for transfer. The Transfer Agent may require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption check is payable to the shareholder(s) of record and (2) the redemption check is mailed to the shareholder(s) at the address of record or the proceeds are either mailed or sent electronically to a commercial bank account previously designated on the account application. An investor with questions or needing assistance should contact the financial institution servicing his or her account or the Distributor. Additional documentation may be required if the redemption is requested by a corporation, partnership, trust, fiduciary, executor, or administrator. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, investors are encouraged to follow the procedures described in "Other Exchange or Redemption Information" below.

     Neither the Fund nor its service providers will be liable for any loss, damage, expense or cost arising out of any telephone redemption effected in accordance with the Fund's telephone redemption procedures, upon instructions reasonably believed to be genuine. The Fund will employ procedures designed to provide reasonable assurance that instructions by telephone are genuine; if these procedures are not followed, the Fund or its service providers may be liable for any losses due to unauthorized or fraudulent instructions. If Share certificates are outstanding with respect to an account, the telephone redemption and exchange privilege is not available.


     Proceeds from redemptions of Shares with respect to redemption orders received by the Fund before 12:00 noon (Eastern time) on a Business Day with respect to the Treasury Money Market Portfolio and Tax-Exempt Money Market Portfolio or before 3:00 p.m. (Eastern time) on a Business Day with respect to the Money Market Portfolio normally are sent electronically the same day to the financial institution that placed the redemption order in good form. Proceeds for redemption orders that are received after 12:00 noon (Eastern time) with respect to the Treasury Money Market Portfolio and Tax-Exempt Money Market Portfolio or after 3:00 p.m. (Eastern time) with respect to the Money Market Portfolio or on a non-Business Day normally are wired to the financial institution on the next Business Day.

OTHER PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

     On a Business Day when the Exchange closes early due to a partial holiday or otherwise, the Fund reserves the right to advance the times at which purchase and redemption orders must be received in order to be processed on that Business Day.

     During periods of substantial economic or market change or activity, telephone redemptions or exchanges may be difficult to complete. In such event, Shares may be redeemed or exchanged by mailing the request directly to the financial institution through which the original Shares were purchased or directly to the Fund at P.O. Box 78069, St. Louis, Missouri 63178.

     At various times, the Fund may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the Fund may delay the forwarding of proceeds until payment has been collected for the purchase of such Shares which may take up to 15 days or more. To avoid delay in payment upon redemption shortly after purchasing Shares, investors should purchase Shares by certified or bank check or by electronic transfer. The Fund intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, the Fund may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

     A shareholder may be required to redeem Shares in a Portfolio upon 60 days' written notice if the balance in the shareholder's account drops below $500. The Fund will not require a shareholder to redeem Portfolio Shares if the value of the shareholder's account drops below $500 due to fluctuations in net asset value. Share balances may also be redeemed pursuant to arrangements between financial institutions and their investors.

                                     YIELDS


     Yield quotations are computed separately for Trust Shares, Trust II Shares, Institutional Shares, Investor A Shares and Investor B Shares of a Portfolio. TOTAL RETURN AND YIELD FIGURES WILL FLUCTUATE, ARE BASED ON HISTORICAL EARNINGS, AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The methods used to compute each Portfolio's yields are described below and in the Statement of Additional Information.


     From time to time, performance information such as "yield" and "effective yield" for the Portfolios' Trust Shares may be quoted in advertisements or in communications to shareholders. The "yield" quoted in advertisements refers to the income generated by an investment in such Shares of a Portfolio over a specified period (such as a seven-day period) identified in connection with the particular yield quotation. This income is then "annualized." That is, the amount of income generated by the investment during that period is assumed to be generated for each such period over a 52-week or one-year period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in such Shares of a Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     In addition, the Treasury Money Market Portfolio's "state tax-equivalent yield" may also be quoted. The "state tax-equivalent yield" shows the level of taxable yield needed to produce an after-tax yield that is equivalent to a particular state's tax-exempt yield achieved by the Portfolio. The "state tax-equivalent yield" refers to the portion of income that is derived from interest income on direct obligations of the U.S. Government, its agencies or instrumentalities that qualifies for exemption from state income tax. The yield calculation assumes that 100% of the interest income is exempt from state income tax.

     The "state tax-equivalent yield" is computed by dividing the tax-exempt portion of the Portfolio's yield by a denominator consisting of one minus a stated income tax rate.

     The Tax-Exempt Money Market Portfolio may also quote its "tax-equivalent yield" and "tax-equivalent effective yield", which demonstrate the level of taxable yield needed to produce an after-tax yield that is equivalent to the Portfolio's yield and effective yield. Each are calculated by increasing the Portfolio's yield and effective yield by the amount necessary to reflect the payment of federal (and/or state) tax at a stated tax rate. The "tax-equivalent yield" and "tax-equivalent effective yield" will always be higher than the Portfolio's yield and effective yield, respectively. The Tax-Exempt Money Market Portfolio may also compute its "tax-equivalent yield" and "tax-equivalent effective yield" with respect to certain states, which shows the level of taxable yield and effective yield, respectively, needed to produce an after-tax equivalent to the federal and state tax-exempt yield of the Portfolio's particular class of Shares, assuming payment of federal income tax and state personal income tax each at a stated rate and based upon a specified percentage of the Portfolio's income which is exempt from state income tax as well as federal income tax.

     Performance data for the Portfolios' Trust Shares may be compared to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and data such as that provided by Lehman Brothers, Inc., or any of its affiliates, Ibbotson Associates, Inc., Lipper Analytical Services, Inc., Mutual Fund Forecaster and IBC MONEY FUND REPORT(R) published by IBC. References may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Institutional Investor, Pensions and Investments, U.S.A. Today, Fortune, CDA, Morningstar, Inc. and publications of a local or regional nature. In addition to performance information, general information about the Portfolios that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

     Performance quotations of a class of Shares in a Portfolio represent that Portfolio's past performance and should not be considered as representative of future results. Any account fees charged by a bank or other financial institution (as described in "Management of The Fund--Service Organizations" below) or other institutions will not be included in the calculations of a Portfolio's yields. Such fees, if any, will reduce the investor's net return on an investment in a Portfolio. Investors may call 1-800-452-4015 to obtain current yield information.

                          DIVIDENDS AND DISTRIBUTIONS

     Dividends from net investment income of the Portfolios are declared daily and paid monthly not later than five Business Days after the end of each month. Trust Shares earn dividends from the day the purchase order is received by the Transfer Agent through the day before the redemption order for such Shares is received. Dividends on each Share of the Portfolios are determined in the same manner and are paid in the same amounts irrespective of class, except that a Portfolio's Trust Shares and Institutional Shares (other than the Tax-Exempt Money Market Portfolio which does not offer Institutional Shares) bear all expenses of the respective Administrative Services Plans adopted for such Shares and a Portfolio's Investor A Shares and, in the case of the Money Market Portfolio only, Investor B Shares bear all expenses of the respective Distribution and Services Plans adopted for such Shares. In addition, a Portfolio's Institutional Shares bear the expense of certain sub-transfer agency fees. See "Management of the Fund--Administrative Services Plan" and "Other Information Concerning the Fund and Its Shares" below.


     The Portfolios do not expect to realize capital gains. Net realized capital gains of a Portfolio, if any, are distributed at least annually. All dividends and distributions paid on a Portfolio's Shares are automatically reinvested in additional Shares of the same class unless the investor has (i) otherwise indicated in the account application, or (ii) redeemed all the Shares held in a Portfolio, in which case a distribution will be paid in cash. Reinvested dividends and distributions will be taxed in the same manner as those paid in cash.

                                     TAXES


     The distributions from the Treasury Money Market and Money Market Portfolios will generally be taxable to shareholders for federal income tax purposes. Each of these Portfolios expects that all, or substantially all, of its distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.



     Distributions from the Tax-Exempt Money Market Portfolio will generally constitute tax-exempt income for shareholders for federal income tax purposes. It is possible, depending upon the Portfolio's investments, that a portion of the Portfolio's distributions could be taxable to shareholders as ordinary income or capital gains, but it is not expected that this will be the case.



     Although distributions from the Tax-Exempt Money Market Portfolio are exempt for federal income tax purposes, they will generally constitute taxable income for state and local income tax purposes except that, subject to limitations that vary depending on the state, distributions from interest paid by a state or municipal entity may be exempt from tax in that state. Distributions from the Treasury Money Market Portfolio will generally be exempt from state income taxes.



     Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Tax-Exempt Money Market Portfolio generally will not be deductible for federal income tax purposes.



     You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Money Market Portfolio may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.



     The Portfolios may be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross sale proceeds paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to backup withholding by the Internal Revenue Service for prior failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to a Portfolio that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

     You should consult your tax adviser for further information regarding federal, state and local tax consequences with respect to your specific situation.



                             MANAGEMENT OF THE FUND


     The Fund is managed under the direction of its Board of Directors. The Statement of Additional Information contains the names of and general background information concerning each director.

INVESTMENT ADVISER

     Mississippi Valley Advisors Inc. ("MVA") serves as the investment adviser to each Portfolio. MVA's principal office is located at One Mercantile Center, Seventh & Washington Streets, St. Louis, Missouri 63101. MVA is a wholly-owned subsidiary of Mercantile. As of December 31, 1997, MVA had approximately $9.4 billion in assets under investment management, including the Funds' assets, which were approximately $3.9 billion.

     Subject to the general supervision of the Fund's Board of Directors and in accordance with the Fund's investment policies, MVA manages the Portfolios, makes investment decisions with respect to and places orders for all purchases and sales of the Portfolios' securities and other investments, and directs the maintenance of each Portfolio's records relating to such purchases and sales.

     For the services provided and expenses assumed pursuant to the investment advisory agreement, MVA is entitled to receive fees, computed daily and payable monthly, with respect to the Treasury Money Market and Money Market Portfolios, at the annual rates of .40% of the first $1.5 billion of each such Portfolio's average daily net assets, .35% of the next $1.0 billion of net assets and .25% of net assets in excess of $2.5 billion, and with respect to the Tax-Exempt Money Market Portfolio, at the annual rate of .40% of the average daily net assets of the Portfolio. For the fiscal year ended November 30, 1997, MVA received advisory fees (net of waivers) at the effective annual rates of .32%,
 .33% and .35% of the respective average daily net assets of the Treasury Money Market, Money Market and Tax-Exempt Money Market Portfolios.

     MVA may from time to time voluntarily reduce all or a portion of its advisory fee to increase the net income of one or more Portfolios available for distributions as dividends. The voluntary fee reduction will cause the return of any such Portfolio to be higher than it would otherwise be in the absence of such reduction.

ADMINISTRATOR

     BISYS Fund Services Ohio, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the Portfolios' Administrator.

     The Administrator generally assists in all aspects of each Portfolio's administration and operation and also monitors and performs other services pertaining to the Fund's arrangements under the Administrative Services Plan described below. For its services, the Administrator is entitled to receive a fee, computed daily and payable monthly, at the annual rate of .20% (.10% for the Tax-Exempt Money Market Portfolio) of each Portfolio's average daily net assets. For the fiscal year ended November 30, 1997, the Administrator received administration fees (net of waivers) at the effective annual rates of .13%, .12% and .10% of the average daily net assets of the Treasury Money Market, Money Market and

Tax-Exempt Money Market Portfolios, respectively. From time to time, the Administrator may voluntarily waive all or a portion of the administration fees otherwise payable by a Portfolio in order to increase the net income available for distribution to shareholders.

DISTRIBUTOR

     Trust Shares in each Portfolio are sold continuously by the Distributor, BISYS Fund Services, an affiliate of the Administrator. The Distributor is a registered broker-dealer with principal offices at 3435 Stelzer Road, Columbus, Ohio 43219.

ADMINISTRATIVE SERVICES PLAN

     The Fund has adopted an Administrative Services Plan with respect to the Trust Shares of the Portfolios. Pursuant to the Administrative Services Plan, Trust Shares are sold to banks and other financial institutions (which may include Mercantile Bank or its affiliated or correspondent banks) acting on behalf of their qualified accounts (such financial institutions collectively, the "Service Organizations") which agree to provide certain shareholder administrative services for their clients or account holders (collectively, the "customers") who are the beneficial owners of such Shares. The holders of Trust Shares bear their pro rata portion of the fees which may be paid to Service Organizations for such services at an annual rate of up to .25%, for the Money Market Portfolios, of the average daily net assets of a Portfolio's Trust Shares owned beneficially by a Service Organization's customers.

SERVICE ORGANIZATIONS

     The servicing agreements adopted under the Administrative Services Plan (the "Servicing Agreements") require the Service Organizations receiving such compensation (which may include Mercantile Bank and its affiliates) to perform certain services, including providing administrative services with respect to the beneficial owners of Trust Shares of a Portfolio, such as establishing and maintaining accounts and records for their customers who invest in such Shares, assisting customers in processing purchase, exchange and redemption requests, and responding to customer inquiries concerning their investments.

     Under the Servicing Agreements and upon notice to the Fund, a Service Organization may subcontract with one or more entities for the performance of certain services provided under its Servicing Agreements with the Fund. Such Service Organization shall be as fully responsible to the Fund for the acts or omissions of any sub-contractor as it would be for its own acts or omissions. The fees payable to any sub-contractor are paid by the Service Organization out of the fees it receives from the Fund.

     The Fund understands that Service Organizations providing such administrative services may also charge fees to their customers beneficially owning such Shares. These fees would be in addition to any amounts which may be received by such Service Organization under its Servicing Agreement with the Fund. The Fund's Servicing Agreements require a Service Organization to disclose to its customers any compensation payable to the Service Organization by a Portfolio and any other compensation payable by its customers in connection with their investment in such Shares. Customers of such Service Organizations receiving servicing fees should read this Prospectus in light of the terms governing their accounts with their Service Organization.

CUSTODIAN AND TRANSFER AGENT

     Mercantile Bank, an affiliate of the Fund and a wholly-owned subsidiary of Mercantile, with principal offices located at One Mercantile Center, 8th and Locust Streets, St. Louis, Missouri 63101, serves as Custodian of each Portfolio's assets. BISYS Fund Services Ohio, Inc. also serves as the Fund's transfer agent and dividend disbursing agent. Its address is 3435 Stelzer Road, Columbus, Ohio 43219.

REGULATORY MATTERS

     Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, or controlling the Shares of a registered, open-end investment company continuously engaged in the issuance of its Shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as Shares of the Portfolios. Such banking laws and regulations do not prohibit such a holding company or affiliate, or banks, from acting as investment adviser, transfer agent, or custodian to such an investment company, or from purchasing Shares of such a company as agent for and upon the order of customers. Mercantile Bank, MVA, Service Organizations that are banks or bank affiliates, and broker-dealers that are bank affiliates are subject to such laws and regulations, but believe they may perform the services for the Portfolios contemplated by their respective agreements, this Prospectus and the Statement of Additional Information without violating applicable banking laws and regulations. In addition, state securities laws on this issue may differ from the interpretation of federal laws expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

     Should future legislative, judicial, or administrative action prohibit or restrict the activities of such companies in connection with the provision of services on behalf of the Portfolios and the shareholders, the Fund might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is not expected that investors would suffer any adverse financial consequences as a result of any of these occurrences.

     If current restrictions preventing a bank from legally sponsoring, organizing, controlling, or distributing Shares of an investment company were relaxed, Mercantile Bank, or an affiliate of Mercantile Bank, would consider the possibility of offering to perform additional services for the Portfolios. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which Mercantile Bank, or such an affiliate, might offer to provide such services.

     Conflict of interest restrictions may apply to the receipt of compensation paid pursuant to a Servicing Agreement by the Portfolios to a financial intermediary in connection with the investment of fiduciary funds in a Portfolio's Shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, should consult legal counsel before entering into Servicing Agreements.

EXPENSES

     Except as noted above and in the Statement of Additional Information under "Investment Advisory and Administrative Contracts" and "Custodian and Transfer Agent," the Fund's service contractors bear all expenses in connection with the performance of their services, except that the Distributor is compensated pursuant to the Distribution and Services Plans (as described below under "Other Information Concerning the Fund and Its Shares"). Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid. These expenses include, but are not limited to, fees paid to the Adviser and Administrator, transfer agency fees, fees and expenses of officers and directors who are not affiliated with the Adviser or the Distributor, taxes, interest, legal fees, custodian fees, auditing fees, 12b-1 fees, servicing fees, certain fees and expenses in registering and qualifying a Portfolio and its Shares for distribution under federal and state securities laws, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, the expense of reports to shareholders, shareholders' meetings and proxy solicitations, fidelity bond and directors and officers liability insurance premiums, the expense of using independent pricing services and other expenses which are not expressly assumed by the Adviser, Distributor or Administrator under their respective agreements with the Fund. The Fund also pays for brokerage fees, commissions and other transaction charges, if any, in connection with the purchase and sale of portfolio securities. Any general expenses of the Fund that are not readily identifiable as belonging to a particular Portfolio will be allocated among all Portfolios by or under the direction of the Board of Directors in a manner the Board determines to be fair and equitable. Any expenses relating only to a particular class of Shares within a Portfolio will be borne solely by such class. See "Certain Financial Information" and "Management of the Fund" above for additional information regarding expenses of each Portfolio.

                          OTHER INFORMATION CONCERNING
                            THE FUND AND ITS SHARES

DESCRIPTION OF SHARES

     The Fund was organized as a Maryland corporation on September 9, 1982 and is a mutual fund of the type known as an "open-end management investment company". The Fund's principal office is located at 3435 Stelzer Road, Columbus, Ohio 43219.

     The Fund's Charter authorizes the Board of Directors to issue up to twenty billion full and fractional shares of common stock, and to classify and reclassify any unauthorized and unissued shares into one or more classes of shares. The Board of Directors may similarly classify or reclassify any class of shares into one or more series.


     Pursuant to such authority, the Board of Directors has authorized the issuance of the following series of shares representing interests in the Portfolios, each of which (except the Tax-Exempt Money Market Portfolio) is classified as a diversified company under the 1940 Act: 1 billion Trust Shares, 2 billion Trust II Shares, 300 million Institutional Shares, and 100 million Investor A Shares, representing interests in the Treasury Money Market Portfolio; 1.8 billion Trust Shares, 2 billion Trust II Shares, 300 million Institutional Shares, 550 million Investor A Shares and 50 million Investor B Shares, representing interests in the Money Market Portfolio; and 300 million Trust Shares, 2 billion Trust II Shares and 50 million Investor A Shares, representing interests in the Tax-Exempt Money Market Portfolio. Trust II Shares, Institutional Shares, Investor A Shares and/or Investor B Shares of the Portfolios are described in separate prospectuses which are available from the Distributor at the telephone number on the cover of this Prospectus. Shares in the Portfolios will be issued without Share certificates.

     The Trust Shares of the Portfolios are described in this Prospectus. The Portfolios also offer Trust II Shares and Investor A Shares and, in addition, each Portfolio except the Tax-Exempt Money Market Portfolio offers Institutional Shares and the Money Market Portfolio offers Investor B Shares. Trust II Shares of the Portfolios are offered to financial institutions acting on their own behalf or on behalf of certain qualified accounts. Institutional Shares of the Portfolios are offered to financial institutions acting on behalf of discretionary and non-discretionary accounts for which they do not receive account-level asset-based management fees. Trust II Shares and Institutional Shares are sold without a sales charge. Investor A Shares of the Portfolios are sold without a sales charge through selected broker/dealers and other financial intermediaries to individual or institutional customers. Investor B Shares of the Money Market Portfolio, which are sold with a maximum 5.0% contingent deferred sales load, are available for purchase only by those investors participating in the ARCH Asset Adviser Program. Otherwise, Investor B Shares of the Money Market Portfolio are available only to the holders of Investor B Shares of another portfolio offered by the Fund who wish to exchange their Investor B Shares of such other portfolio for Investor B Shares of the Money Market Portfolio. Trust Shares, Trust II Shares, Institutional Shares, Investor A Shares and Investor B Shares bear their pro rata portion of all operating expenses paid by a Portfolio, except that Trust Shares and Institutional Shares bear all payments under the Portfolio's respective Administrative Services Plans adopted for such Shares and Investor A Shares and Investor B Shares bear all payments under the Portfolio's respective Distribution and Services Plans adopted for such Shares. In addition, Institutional Shares of a Portfolio bear the expense of certain sub-transfer agency fees.


     Payments under the Administrative Services Plans for Institutional Shares are made to Service Organizations for administrative services provided to the Service Organizations' clients or account holders who are the beneficial owners of Institutional Shares. Payments under the Administrative Services Plans may not exceed .25% (on an annual basis) of the average daily net asset value of outstanding Institutional Shares of the Money Market Portfolios.


     Payments under the Distribution and Services Plans for Investor A Shares and Investor B Shares are made to (i) the Distributor or another person for providing distribution assistance and assuming certain related expenses, and
(ii) Service Organizations for administrative services provided to the Service Organizations' clients or account holders who are the beneficial owners of Investor A Shares. Payments under the Distribution and Services Plan for Investor A Shares may not exceed .25% (on an annual basis) of the average daily net asset value of outstanding Investor A Shares of the Portfolios. Payments under the Distribution and Services Plan for Investor B Shares may not exceed 1.00% (on an annual basis) of the average daily net asset value of the Money Market Portfolio's outstanding Investor B Shares. Distribution payments made under the Distribution and Services Plans are subject to the requirements of Rule 12b-1 under the 1940 Act.



     The Fund offers various services and privileges in connection with Investor A Shares and/or Investor B Shares of a Portfolio that are not offered in connection with the Portfolio's Trust Shares, Trust II Shares or Institutional Shares, including an automatic investment program and an automatic withdrawal plan. Each class of Shares also offers different exchange privileges. Investor B Shares convert automatically into Investor A Shares eight years after the beginning of the calendar month in which the Shares were purchased.

     Shareholders are entitled to one vote for each full Share held and proportionate fractional votes for fractional Shares held. Shares of all Portfolios will vote together and not by class unless otherwise required by law or permitted by the Board of Directors. All shareholders of a particular Portfolio will vote together as a single class on matters relating to the Portfolio's investment advisory agreement and investment objective and fundamental policies. Only holders of Trust Shares, however, will vote on matters relating to the Administrative Services Plan for Trust Shares and only holders of Institutional Shares will vote on matters pertaining to the Administrative Services Plan for Institutional Shares. Similarly, only holders of Investor A Shares will vote on matters pertaining to the Distribution and Services Plan for Investor A Shares and only holders of Investor B Shares will vote on matters pertaining to the Distribution and Services Plan for Investor B Shares.


     The Fund is not required, and currently does not intend, to hold annual meetings except as required by the 1940 Act or other applicable law. Upon the written request of the holders of 10% or more of the outstanding Shares, the Fund will call a special meeting to vote on the question of removal of a director.

     Shares of the Portfolios have noncumulative voting rights and, accordingly, the holders of more than 50% of the Fund's outstanding Shares (irrespective of Portfolio or class) may elect all of the Directors. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in this Prospectus, Shares will be fully paid and nonassessable.

MISCELLANEOUS

     As used in this Prospectus, a "vote of a majority of the outstanding Shares" of a Portfolio means, with respect to the approval of an investment advisory agreement or a change in an investment objective or fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding Shares of such Portfolio (irrespective of class), or (b) 67% or more of the Shares of such Portfolio (irrespective of class) present at a meeting if more than 50% of the outstanding Shares of such Portfolio are represented at the meeting in person or by proxy.


     As of October 27, 1998, Mercantile Bank and its affiliates possessed, of record on behalf of their underlying customer accounts, voting or investment power with respect to more than 25% of the Fund's outstanding Shares. Therefore, Mercantile Bank may be deemed to be a controlling person of the Fund within the meaning of the 1940 Act.


     Inquiries regarding the Portfolios may be directed to the Fund at 1-800-452-4015.


YEAR 2000 RISKS.



     Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurance that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund as a result of the Year 2000 Problem.

                      (This page intentionally left blank)

                      (This page intentionally left blank)

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE PORTFOLIOS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE PORTFOLIOS, THE FUND, OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE PORTFOLIOS, THE FUND OR THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                            ------------------------

                               TABLE OF CONTENTS


                                            PAGE
                                            ----
Highlights................................    2
Certain Financial Information.............    4
Expense Summary for Trust Shares..........    5
Financial Highlights......................    7
Investment Objectives, Policies and Risk
  Considerations..........................   11
Investment Limitations....................   19
Pricing of Shares.........................   21
How to Purchase and Redeem Shares.........   21
  Purchase of Shares......................   21
  Exchanges...............................   22
  Redemption of Shares....................   23
  Other Purchase, Exchange and Redemption
    Information...........................   24
Yields....................................   24
Dividends and Distributions...............   25
Taxes.....................................   26
Management of the Fund....................   27
Other Information Concerning the Fund
  and Its Shares..........................   30


                              Investment Adviser:
                        Mississippi Valley Advisors Inc.
                     an indirect wholly-owned subsidiary of
                         Mercantile Bancorporation Inc.
                                  Distributor:
                              BISYS Fund Services

                             THE ARCH FUND(R), INC.

                        TREASURY MONEY MARKET PORTFOLIO

                             MONEY MARKET PORTFOLIO

                       TAX-EXEMPT MONEY MARKET PORTFOLIO

                                  TRUST SHARES

                                      LOGO

                                   PROSPECTUS


                                 MARCH 31, 1998
                         (AS REVISED NOVEMBER 2, 1998)

                             THE ARCH FUND(R), INC.

                    THE ARCH TREASURY MONEY MARKET PORTFOLIO
                        THE ARCH MONEY MARKET PORTFOLIO
                   THE ARCH TAX-EXEMPT MONEY MARKET PORTFOLIO

                                TRUST II SHARES


     The ARCH Fund, Inc. is an open-end, management investment company which currently offers Shares in eighteen investment portfolios. This Prospectus describes the Trust II Shares of the ARCH TREASURY MONEY MARKET, MONEY MARKET and TAX-EXEMPT MONEY MARKET PORTFOLIOS. Trust II Shares are offered to financial institutions acting on their own behalf or on behalf of certain qualified accounts.


     THE ARCH TREASURY MONEY MARKET PORTFOLIO'S investment objective is to seek a high level of current income exempt from state income tax consistent with liquidity and security of principal.

     THE ARCH MONEY MARKET PORTFOLIO'S investment objective is to seek current income with liquidity and stability of principal.

     THE ARCH TAX-EXEMPT MONEY MARKET PORTFOLIO'S investment objective is to seek as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal.

     Mississippi Valley Advisors Inc. ("MVA" or the "Adviser"), an indirect wholly-owned subsidiary of Mercantile Bancorporation Inc. ("Mercantile"), acts as investment adviser for the Portfolios. Mercantile Bank National Association ("Mercantile Bank"), an affiliate of the Adviser, serves as custodian; BISYS Fund Services Ohio, Inc. (the "Administrator") serves as administrator; and BISYS Fund Services (the "Distributor") serves as sponsor and distributor.

     This Prospectus sets forth concisely certain information about the Portfolios that prospective investors should know before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Portfolios, contained in a Statement of Additional Information dated March 31, 1998 (as revised November 2, 1998), has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. An investor may obtain the Statement of Additional Information without charge by writing The ARCH Fund, Inc. at P.O. Box 78069, St. Louis, Missouri 63178 or by calling 1-800-452-4015.

     AN INVESTMENT IN THE PORTFOLIOS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT ANY PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

     Portfolio Shares are not bank deposits, are not federally insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency, and are not the obligations of or guaranteed or otherwise supported by any bank. An investment in the Portfolios involves investment risk, including the possible loss of principal.
                            ------------------------

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 MARCH 31, 1998
                         (AS REVISED NOVEMBER 2, 1998)

                                   HIGHLIGHTS

     The ARCH Fund, Inc. (the "Fund") is an open-end, management investment company (commonly known as a mutual fund) registered under the Investment Company Act of 1940, as amended. The Fund currently offers investment opportunities in eighteen investment portfolios. This Prospectus relates to three of those portfolios: the ARCH TREASURY MONEY MARKET, MONEY MARKET and TAX-EXEMPT MONEY MARKET PORTFOLIOS (the "Portfolios"). In addition, the Fund offers investment opportunities in the ARCH U.S. Government Securities, Intermediate Corporate Bond, Bond Index, Government & Corporate Bond, Short-Intermediate Municipal, Missouri Tax-Exempt Bond, National Municipal Bond, Equity Income, Equity Index, Growth & Income Equity, Growth Equity, Small Cap Equity, Small Cap Equity Index, International Equity and Balanced Portfolios, which are described in separate prospectuses. Each Portfolio represents a separate pool of assets with different investment objectives and policies (as described below under "Investment Objectives, Policies and Risk Considerations"). MVA serves as adviser, Mercantile Bank as custodian, BISYS Fund Services Ohio, Inc. as administrator and BISYS Fund Services as sponsor and distributor. For information on expenses, fee waivers, and services, see "Certain Financial Information" and "Management of the Fund."

     The following information generally describes the Portfolios and their investment objectives. There can be no assurance that the Portfolios will be able to achieve their respective investment objectives.

     Each Portfolio seeks to maintain a net asset value of $1.00 per Share. Each Portfolio's assets are invested in dollar-denominated debt securities with remaining maturities of 397 days (13 months) or less as defined by the Securities and Exchange Commission, and each Portfolio's dollar-weighted average portfolio maturity will not exceed 90 days. All securities acquired by the Portfolios will be determined by MVA, under guidelines approved by the Fund's Board of Directors, to present minimal credit risks and to be rated in the highest category (or deemed comparable in quality) at the time of purchase. There can be no assurance that the Portfolios will be able to achieve a stable net asset value on a continuous basis.

     Investors should note that one or more of the Portfolios may, subject to their investment policies and limitations, purchase variable and floating rate instruments, enter into repurchase agreements and reverse repurchase agreements, acquire certain U.S. dollar-denominated instruments of foreign issuers, and make limited investments in illiquid securities and securities issued by other investment companies. These investment practices involve investment risks of varying degrees. For example, the absence of a secondary market for a particular variable or floating rate instrument could make it difficult for a Portfolio to dispose of an instrument if the issuer were to default on its payment obligation. Default by a counterparty to a repurchase agreement could expose a Portfolio to loss because of adverse market action or possible delay in disposing of the underlying collateral. Reverse repurchase agreements are subject to the risk that the market value of the securities sold by a Portfolio will decline below the repurchase price which the Portfolio is obligated to pay. Foreign securities entail certain inherent risks, such as future political and economic developments and the adoption of foreign government restrictions, that might adversely affect payment of principal and interest. The Tax-Exempt Money Market Portfolio may, under certain conditions, make limited investments in securities the income from which may be subject to federal income tax. See "Investment Objectives, Policies and Risk Considerations" below and the Statement of Additional Information under "Investment Objectives and Policies."

     The Fund offers investors the opportunity to invest in a variety of professionally managed investments without having to become involved with detailed management, accounting and safekeeping procedures normally related to direct investments in securities. The Portfolios also offer the economic advantages of block trading in securities and the availability of a family of eighteen mutual funds should an investor's investment goals change.

     For information on purchasing, exchanging or redeeming Trust II Shares of the Portfolios, please see "How to Purchase and Redeem Shares" below.

                         CERTAIN FINANCIAL INFORMATION



     Shares of the Money Market Portfolio have been classified into five classes of Shares -- Trust Shares, Trust II Shares, Institutional Shares, Investor A Shares and Investor B Shares. Shares of the Treasury Money Market Portfolio have been classified into four classes of Shares -- Trust Shares, Trust II Shares, Institutional Shares and Investor A Shares. Shares of the Tax-Exempt Money Market have been classified into three classes of Shares -- Trust Shares, Trust II Shares and Investor A Shares. Shares of each class in a Portfolio represent equal, pro rata interests in the investments held by that Portfolio and are identical in all respects, except that Shares of certain classes bear separate distribution and/or shareholder administrative servicing fees and certain other operating expenses, and enjoy certain exclusive voting rights on matters relating to these fees. (See "Other Information Concerning the Fund and Its Shares," and "Management of the Fund -- Custodian and Transfer Agent" below.) As a result of payments for distribution and/or shareholder administrative servicing fees and certain other operating expenses that may be made in differing amounts, the net investment income of Trust Shares, Trust II Shares, Institutional Shares, Investor A Shares and/or Investor B Shares in a Portfolio can be expected, at any given time, to be different.


     The Tax-Exempt Money Market Portfolio commenced operations on July 10, 1986 as a separate investment portfolio (the "Predecessor Tax-Exempt Money Market Portfolio") of The ARCH Tax-Exempt Trust (the "Trust"), which was organized as a Massachusetts business trust. On October 2, 1995, the Predecessor Tax-Exempt Money Market Portfolio was reorganized as a new portfolio of the Fund. Prior to the reorganization, the Predecessor Tax-Exempt Money Market Portfolio offered and sold shares of beneficial interest that were similar to the Fund's Trust Shares and Investor A Shares.

                      EXPENSE SUMMARY FOR TRUST II SHARES



                                                             TREASURY                  TAX-EXEMPT
                                                               MONEY        MONEY        MONEY
                                                              MARKET       MARKET        MARKET
                                                             PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                             ---------    ---------    ----------
ANNUAL PORTFOLIO OPERATING EXPENSES
  (as a percentage of average net assets)
  Investment Advisory Fees (net of fee waivers)(1).........     .35%         .35%         .35%
  12b-1 Fees...............................................     .00%         .00%         .00%
  Other Expenses (including administration fees and other
     expenses) (net of fee waivers and expense
     reimbursements)(2,3)..................................     .18%         .17%         .17%
                                                                ---          ---          ---
TOTAL PORTFOLIO OPERATING EXPENSES (net of fee waivers and
  expense reimbursements)(3)...............................     .53%         .52%         .52%
                                                                ===          ===          ===


---------------

(1) Without fee waivers, investment advisory fees would be .40%, .40% and .40% for the Treasury Money Market, Money Market and Tax-Exempt Money Market Portfolios, respectively.

(2) Without fee waivers, administration fees would be .10% for the Tax-Exempt Money Market Portfolio and .20% for each other Portfolio.

(3) Without fee waivers and/or expense reimbursements, Other Expenses would be .28%, .27% and .17% and Total Portfolio Operating Expenses would be .68%, .67% and .57% for the Treasury Money Market, Money Market and Tax-Exempt Money Market Portfolios, respectively.


EXAMPLE



                                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                        ------    -------    -------    --------
You would pay the following expenses on a $1,000
  investment, assuming (1) a 5% annual return and (2)
  redemption at the end of each period:
Treasury Money Market Portfolio.......................    $5        $17        $30        $66
Money Market Portfolio................................    $5        $17        $29        $65
Tax-Exempt Money Market Portfolio.....................    $5        $17        $29        $65


     THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN. Information about the actual performance of the Portfolios' other share classes is contained in the Fund's Annual and Semi-Annual Reports to Shareholders dated November 30, 1997 and May 31, 1998, respectively, which may be obtained without charge by contacting the Fund at the address or telephone number provided on page 1 of this Prospectus.

     The purpose of the foregoing tables is to assist in understanding the various costs and expenses that an investor in a Portfolio's Trust II Shares will bear directly or indirectly. The information contained in such tables is based on the expenses expected to be incurred by the Portfolios during the current fiscal year with respect to their Trust II Shares. For more complete descriptions of the various costs and expenses, see "Management of the Fund" in this Prospectus and the Statement of Additional Information. The Tables and Examples have not been audited by the Fund's independent auditors and do not reflect any charges that may be imposed by financial institutions on their customers.

            INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS

     Although management will use its best efforts to achieve the investment objective of each Portfolio, there can be no assurance that it will be able to do so. The investment objective of a Portfolio may not be changed without the affirmative vote of a majority of the outstanding Shares of the Portfolio. The Treasury Money Market, Money Market and Tax-Exempt Money Market Portfolios are "money market" funds that invest in instruments with remaining maturities of 397 days or less (with certain exceptions) and with dollar-weighted average portfolio maturities of 90 days or less, subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act") and other rules of the Securities and Exchange Commission (the "SEC").

THE TREASURY MONEY MARKET PORTFOLIO

     The Treasury Money Market Portfolio's investment objective is to seek a high level of current income exempt from state income tax consistent with liquidity and security of principal. In pursuing its investment objective, the Portfolio invests in selected money market obligations issued by the U.S. Government (or its agencies and instrumentalities) that are guaranteed as to principal and interest by the U.S. Government, the interest on which is generally exempt from state income tax. Securities that are generally eligible for this exemption include those issued by the U.S. Treasury (bills, certificates of indebtedness, notes and certain bonds) and certain U.S. Government agencies and instrumentalities, including the General Services Administration and Small Business Administration. Each investor should consult his or her tax advisor to determine whether distributions from the Portfolio are exempt from state income tax in the investor's home state. Under normal market conditions, the Portfolio intends to invest substantially all (but not less than 65%) of its total assets in securities with the above characteristics and (except to the extent discussed below) will not enter into repurchase agreements or purchase any U.S. Government security that the Adviser believes is subject to state income tax.

     Under extraordinary circumstances, such as when appropriate exempt securities are unavailable or pending investment, the Treasury Money Market Portfolio may temporarily hold cash or invest in repurchase agreements collateralized by U.S. Government securities, other U.S. Government agency or instrumentality securities, securities of other investment companies that invest in securities in which the Portfolio is permitted to invest, or cash equivalents.

THE MONEY MARKET PORTFOLIO

     The Money Market Portfolio's investment objective is to seek current income with liquidity and stability of principal. In pursuing its investment objective, the Portfolio invests substantially all of its assets in a broad range of money market instruments. These instruments include obligations of the U.S. Government, U.S. dollar-denominated foreign securities, obligations of U.S. and foreign banks and savings and loan institutions and commercial obligations that meet the applicable quality requirements described below.

     The Money Market Portfolio will purchase only "First Tier Eligible Securities" (as defined by the SEC) that present minimal credit risks as determined by the Adviser pursuant to guidelines approved by the Fund's Board of Directors. First Tier Eligible Securities consist of (i) securities that either
(a) have short-term debt ratings at the time of purchase in the highest rating category by at least two unaffiliated nationally recognized statistical rating organizations ("Rating Agencies") (or one Rating Agency if the security was rated by only one Rating Agency), or (b) are issued by issuers with such ratings, and (ii) certain securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are of comparable quality as determined in accordance with guidelines approved by the Board of Directors. The applicable ratings issued by Rating Agencies are described in Appendix A to the Statement of Additional Information. The following descriptions illustrate the types of instruments in which the Portfolio invests.

     BANKING OBLIGATIONS. The Money Market Portfolio may purchase obligations of issuers in the banking industry, such as certificates of deposit, letters of credit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Portfolio may invest in obligations of foreign banks or foreign branches of U.S. banks in amounts not in excess of 25% of its assets where the Adviser deems the instrument to present minimal credit risks. See "Risk Factors -- Risks Associated with Foreign Securities" below. The Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of the value of its total assets.

     COMMERCIAL PAPER AND VARIABLE AND FLOATING RATE INSTRUMENTS. The Money Market Portfolio may invest in commercial paper, including asset-backed commercial paper representing interests in a pool of corporate receivables, dollar-denominated obligations issued by domestic and foreign bank holding companies, and corporate bonds that meet the quality and maturity requirements described above. The Portfolio may also invest in variable or floating rate notes that may have a stated maturity in excess of thirteen months but will, in any event, permit the Portfolio to demand payment of the principal of the instrument at least once every thirteen months upon no more than 30 days' notice (unless the instrument is guaranteed by the U.S. Government or an agency or instrumentality thereof). Such instruments may include variable amount master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Unrated variable and floating rate instruments will be determined by the Adviser (under the supervision of the Board of Directors) to be of comparable quality at the time of purchase to First Tier Eligible Securities. There may be no active secondary market in the instruments, which could make it difficult for the Portfolio to dispose of an instrument in the event the issuer were to default on its payment obligation or during periods that the Portfolio could not exercise its demand rights. The Portfolio could, for these or other reasons, suffer a loss with respect to such instruments. Variable and floating rate instruments held by the Portfolio will be subject to the Portfolio's 10% limitation on illiquid investments when the Portfolio may not demand payment of the principal amount within seven days and a liquid trading market is absent.

     GOVERNMENT OBLIGATIONS. The Money Market Portfolio may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. In addition, the Portfolio may, when deemed appropriate by the Adviser, invest in short-term obligations issued by state and local governmental issuers that meet the quality requirements described above and, as a result of the Tax Reform Act of 1986, carry yields that are competitive with those of other types of money market instruments of comparable quality.

THE TAX-EXEMPT MONEY MARKET PORTFOLIO

     The Tax-Exempt Money Market Portfolio's investment objective is to seek as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal. The Portfolio seeks to achieve its objective by investing substantially all of its assets in short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective political subdivisions, agencies, instrumentalities and authorities the interest on which, in the opinion of bond counsel or counsel to the issuer, is exempt from regular federal income tax (collectively, "Municipal Obligations"). The Portfolio may also hold tax-exempt derivative securities such as tender option bonds, participations, beneficial interests in trusts and partnership interests.

     The Tax-Exempt Money Market Portfolio will purchase only "First Tier Eligible Securities" (as defined by the SEC) that present minimal credit risks as determined by the Adviser pursuant to guidelines approved by the Board of Directors. See "The Money Market Portfolio" above for a description of "First Tier Eligible Securities."

     Dividends paid by the Tax-Exempt Money Market Portfolio that are derived from interest attributable to tax-exempt obligations of a particular state and its political subdivisions as well as of certain other governmental issuers including Puerto Rico, Guam and the Virgin Islands may be exempt from federal and state income tax. Dividends derived from interest on obligations of other governmental issuers are exempt from federal income tax but may be subject to state income tax.

     As a matter of fundamental policy, under normal market conditions or when the Adviser deems suitable tax-exempt Municipal Obligations to be available, at least 80% of the Tax-Exempt Money Market Portfolio's total assets will be invested in Municipal Obligations. The Portfolio may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Adviser, suitable Municipal Obligations are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested during temporary defensive periods.

     In addition, during temporary defensive periods or if, in the opinion of the Adviser, suitable Municipal Obligations are unavailable and subject to the quality standards described above, the Tax-Exempt Money Market Portfolio may invest up to 20% of its assets in money market instruments, the income from which is subject to federal income tax. Such instruments may include obligations of the U.S. Government, its agencies or instrumentalities; debt securities (including commercial paper) of issuers having, at the time of purchase, a quality rating within the highest rating category by a Rating Agency; certificates of deposit or bankers' acceptances of domestic branches of U.S. banks with total assets at the time of purchase of $1 billion or more; or repurchase agreements with respect to such obligations.

OTHER APPLICABLE POLICIES

     The investment policies described in this Prospectus are among those which one or more of the Portfolios have the ability to utilize. Some of these policies may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular policy, method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

     U.S. GOVERNMENT OBLIGATIONS. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns Shares of a Portfolio. Certain U.S. Government securities held by the Portfolios may have remaining maturities exceeding thirteen months if such securities provide for adjustments in their interest rates no less frequently than every thirteen months. Examples of the types of U.S. Government obligations that may be held by the Portfolios, subject to their respective investment objectives and policies, include, in addition to U.S. Treasury bonds, notes and bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Resolution Trust Corporation, and Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others such as those of FHLMC, are supported only by the credit of the instrumentality. There is no assurance that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

     STRIPPED GOVERNMENT SECURITIES. To the extent consistent with their respective investment policies, each Portfolio may invest in bills, notes and bonds (including zero coupon bonds) issued by the U.S. Treasury. In addition, the Treasury Money Market and Money Market Portfolios may also invest in "stripped" U.S. Treasury obligations offered under the Separate Trading of Registered Interest and Principal Securities ("STRIPS") program or Coupon Under Bank-Entry Safekeeping ("CUBES") program or other stripped securities issued directly by agencies or instrumentalities of the U.S. Government (and, with respect to the Treasury Money Market Portfolio only, that are also guaranteed as to principal and interest by the U.S. Government). STRIPS and CUBES represent either future interest or principal payments and are direct obligations of the U.S. Government that clear through the Federal Reserve System. The Money Market Portfolio may also purchase U.S. Treasury and agency securities that are stripped by brokerage firms and custodian banks and sold under proprietary names. These stripped securities are resold in custodial receipt programs with a number of different names (such as TIGRs and CATS) and are not considered U.S. Government securities for purposes of the 1940 Act.

     Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Adviser will consider the liquidity needs of a Portfolio when any investments in zero coupon obligations or other principal-only obligations are made.

     SECURITIES LENDING. To increase return or offset expenses, the Treasury Money Market and the Money Market Portfolios may, from time to time, lend their portfolio securities to broker-dealers, banks or institutional borrowers pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, or its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank that has at least $1.5 billion in total assets, or any combination thereof. The collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Portfolio. By lending its securities, a Portfolio can increase its income by continuing to receive interest on the loaned securities as well as by either investing in the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government securities are used as collateral. In accordance with current SEC policies, each Portfolio is currently limiting its securities lending to 33 1/3% of the value of its total assets (including the value of the collateral for the loans) at the time of the loan. Loans are subject to termination by a Portfolio or a borrower at any time.

     REPURCHASE AGREEMENTS. Under certain circumstances described above and subject to their respective investment policies, each Portfolio may agree to purchase U.S. Government securities from financial institutions such as banks and broker-dealers, subject to the seller's agreement to repurchase them at a mutually agreed-upon date and price ("repurchase agreements"). A Portfolio will enter into repurchase agreements only with financial institutions such as banks and broker-dealers that the Adviser believes to be creditworthy. During the term of any repurchase agreement, the Adviser will continue to monitor the creditworthiness of the seller and will require the seller to maintain the value of the securities subject to the agreement at not less than 102% of the repurchase price (including accrued interest). Default by a seller could expose a Portfolio to possible loss because of adverse market action or possible delay in disposing of the underlying obligations. Because of the seller's repurchase obligations, the securities subject to repurchase agreements do not have maturity limitations. Although no Portfolio presently intends to enter into repurchase agreements providing for settlement in more than seven days, each Portfolio does have the authority to do so subject to its limitation on the purchase of illiquid securities described below. Repurchase agreements are considered to be loans under the 1940 Act. The income on repurchase agreements is taxable. See "Taxes" below.

     REVERSE REPURCHASE AGREEMENTS. Subject to its investment policies, the Money Market Portfolio may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with its investment limitations below. Pursuant to such agreements, the Portfolio would sell portfolio securities to financial institutions such as banks and broker-dealers and agree to repurchase them at an agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price which the Portfolio is obligated to pay. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the 1940 Act.

     SECURITIES OF OTHER INVESTMENT COMPANIES. Under certain circumstances described above and subject to their respective investment policies and limitations, each Portfolio may invest in securities issued by other investment companies which invest in securities in which the Portfolio is permitted to invest and which determine their net asset value per Share based on the amortized cost or penny-rounding method. Each Portfolio may invest in securities of other investment companies within the limits prescribed by the 1940 Act, which include, subject to certain exceptions, a prohibition on a Portfolio investing more than 10% of the value of its total assets in such securities. Investments in other investment companies will cause a Portfolio (and, indirectly, the Portfolio's shareholders) to bear proportionately the cost incurred in connection with the operations of such other investment companies. In addition, investment companies in which a Portfolio may invest may impose a sales or distribution charge in connection with the purchase or redemption of their shares as well as other types of commissions or charges (no sales charge will be paid by the Tax-Exempt Money Market Portfolio in connection with such investments). Such charges will be payable by a Portfolio and, therefore, will be borne indirectly by its shareholders. To the extent that a Portfolio may invest in securities of other investment companies, the Fund and the Adviser will ensure that there will be no duplication of advisory fees. If necessary to accomplish this, the Adviser will rebate its advisory fee to the Fund. See the Statement of Additional Information under "Investment Objectives and Policies -- Securities of Other Investment Companies." The income on securities of other investment companies may be taxable to investors at the state or local level. See "Taxes" below.

     WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. Each Portfolio may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Portfolio to purchase or sell securities at a stated price and yield with settlement beyond the normal settlement date. Such transactions permit a Portfolio to lock-in a price or yield on a security, regardless of future changes in interest rates. When-issued purchases and forward commitment transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the value of the security to be sold increases prior to the settlement date. Each Portfolio expects that these transactions will not exceed 25% of the value of its total assets (at the time of purchase) under normal market conditions. No Portfolio intends to engage in such transactions for speculative purposes but only for the purpose of acquiring portfolio securities.

     TYPES OF MUNICIPAL OBLIGATIONS. The two principal classifications of Municipal Obligations that may be held by the Tax-Exempt Money Market Portfolio are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds issued by or on behalf of public authorities to finance various privately operated facilities are considered Municipal Obligations. Interest on private activity bonds, although free of regular federal income tax, may be an item of tax preference for purposes of the federal alternative minimum tax.

     The Tax-Exempt Money Market Portfolio may acquire zero coupon obligations, which may have greater price volatility than coupon obligations and which will not result in payment of interest until maturity. Also included within the general category of Municipal Obligations are participation certificates in leases, installment purchase contracts, or conditional sales contracts ("lease obligations") entered into by state or political subdivisions to finance the acquisition or construction of equipment, land, or facilities. Although lease obligations do not constitute general obligations of the issuer for which the lessee's unlimited taxing power is pledged, certain lease obligations are backed by the lessee's covenant to appropriate money to make the lease obligation payments. However, under certain lease obligations, the lessee has no obligation to make these payments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing and may not be as marketable as more conventional securities. To the extent these securities are illiquid, they are subject to the Portfolio's applicable limitation on illiquid securities described below.

     VARIABLE AND FLOATING RATE MUNICIPAL OBLIGATIONS. Municipal Obligations purchased by the Tax-Exempt Money Market Portfolio may include rated or unrated variable and floating rate instruments, including variable rate master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Unrated instruments purchased by the Portfolio will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be purchased. The absence of an active secondary market for a particular variable or floating rate instrument, however, could make it difficult for the Portfolio to dispose of an instrument if the issuer were to default on its payment obligation. The Tax-Exempt Money Market Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

     STAND-BY COMMITMENTS. The Tax-Exempt Money Market Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held by it. Under a stand-by commitment, a dealer agrees to purchase, at the Portfolio's option, specified Municipal Obligations at a specified price. The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield otherwise available for the same securities). Stand-by commitments acquired by the Portfolio will be valued at zero in determining the Portfolio's net asset value.

     TAX-EXEMPT DERIVATIVES. The Tax-Exempt Money Market Portfolio may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust or other forms. The Adviser expects that less than 5% of the Portfolio's assets will be invested in such securities during the current year. See the Statement of Additional Information under "Investment Objectives and Policies -- Tax-Exempt Derivatives."

     FOREIGN SECURITIES. The Money Market Portfolio may acquire U.S. dollar-denominated securities of foreign corporations and certain types of bank instruments issued or supported by the credit of foreign banks or foreign branches of domestic banks where the Adviser deems the investments to present minimal credit risks. Investments made in foreign securities involve certain inherent risks, such as future political and economic developments, the possible imposition of foreign withholding tax on the interest income payable on such instruments, the possible establishment of foreign controls, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect payment of interest or principal. In addition, foreign banks and foreign branches of U.S. banks are subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     ILLIQUID SECURITIES. A Portfolio will not invest more than 10% of the value of its net assets in illiquid securities. Repurchase agreements that do not provide for settlement within seven days, time deposits maturing in more than seven days, and securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but that may be purchased by institutional buyers pursuant to SEC Rule 144A are subject to the applicable limit (unless the Adviser, pursuant to guidelines established by the Board of Directors, determines that a liquid market exists). The purchase of securities which can be sold under Rule 144A could have the effect of increasing the level of illiquidity in the Portfolios to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these restricted securities.


     RISK FACTORS AND OTHER CONSIDERATIONS. The Tax-Exempt Money Market Portfolio's ability to achieve its investment objective is dependent upon the ability of issuers of Municipal Obligations to meet their continuing obligations for the payment of principal and interest. Although the Tax-Exempt Money Market Portfolio may invest 25% or more of its net assets in (i) Municipal Obligations whose issuers are in the same state, (ii) Municipal Obligations the interest on which is paid solely from revenues of similar projects, (iii) private activity bonds, it does not presently intend to do so unless, in the opinion of the Adviser, the investment is warranted. To the extent that the Portfolio's assets are invested in Municipal Obligations whose issuers are in the same state or that are payable from the revenues of similar projects or in private activity bonds, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such states, projects and bonds to a greater extent than it would be if its assets were not so invested. See "Investment Objectives and Policies -- Municipal Obligations" in the Statement of Additional Information.


     The Tax-Exempt Money Market Portfolio is classified as non-diversified under the 1940 Act. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives. The value of the Tax-Exempt Money Market Portfolio's securities can be expected to vary inversely with changes in prevailing interest rates.

     Municipal Obligations purchased by the Tax-Exempt Money Market Portfolio may be backed by letters of credit or guarantees issued by domestic or foreign banks and other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or a guarantee with respect to a Municipal Obligation held by the Portfolio could have an adverse effect on the Portfolio's investment portfolio and the value of its shares. Foreign letters of credit and guarantees involve certain risks in addition to those of domestic obligations, including less stringent reserve requirements and different accounting, auditing and recordkeeping requirements.

     Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity and the tax-exempt status of payments received by the Portfolio from tax-exempt derivatives are rendered by counsel to the respective sponsors of such derivatives. The Portfolio and its Adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.

                             INVESTMENT LIMITATIONS

     Except as otherwise noted, each Portfolio's investment policies discussed above are not fundamental and may be changed by the Fund's Board of Directors without shareholder approval. However, each Portfolio also has in place certain fundamental investment limitations, some of which are set forth below, which may be changed only by a vote of a majority of the outstanding Shares of a Portfolio. Other investment limitations that also cannot be changed without a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives and Policies."

THE TREASURY MONEY MARKET AND MONEY MARKET PORTFOLIOS

     A Portfolio may not:

          1. Make loans, except that a Portfolio may purchase or hold debt instruments in accordance with its investment objective and policies, lend portfolio securities and enter into repurchase agreements with respect to securities (together with any cash collateral) that are consistent with the Portfolio's permitted investments and that equal at all times at least 100% of the value of the repurchase price.

          2. Borrow money or issue senior securities, except that a Portfolio may borrow from banks and the Money Market Portfolio may enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Portfolio's total assets at the time of such borrowing. A Portfolio will not purchase securities while its borrowings (including reverse repurchase agreements) are outstanding.

          3. With respect to the Treasury Money Market Portfolio, purchase securities other than obligations of the U.S. Government, its agencies and instrumentalities, some of which may be subject to repurchase agreements, except that the Portfolio may purchase securities of other investment companies that seek to maintain a constant net asset value per Share and that are permitted themselves only to invest in securities which may be acquired by the Portfolio.

          4. With respect to the Money Market Portfolio, purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by domestic bank instruments or obligations of the U.S. Government, its agencies or instrumentalities;
     (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

     In accordance with current regulations of the SEC, the Money Market Portfolio intends to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) to not more than 5% of the Portfolio's total assets at the time of purchase, provided that the Portfolio may invest up to 25% of its total assets in the securities of any one issuer for a period of up to three business days. This intention is not, however, a fundamental policy of the Money Market Portfolio. The Portfolio would have the ability to invest more than five percent of its assets in any one issuer in accordance with its fundamental policy only in the event that Rule 2a-7 of the 1940 Act is amended in the future.

THE TAX-EXEMPT MONEY MARKET PORTFOLIO

     The Portfolio may not:

          1. Purchase securities of any one issuer if, immediately after and as a result of such purchase, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, except that (a) up to 50% of the Portfolio's total assets may be invested without regard to this 5% limitation provided that no more than 25% of the Portfolio's total assets are invested in the securities of any one issuer and (b) this 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to an industrial development bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the Portfolio's total assets.

          2. Borrow money or issue senior securities, except that the Portfolio may borrow from banks for temporary defensive purposes in amounts not in excess of 10% of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of its total assets at the time of such borrowing; or purchase securities while borrowings exceed 5% of the Portfolio's net assets. Securities held in escrow or separate accounts in connection with the Portfolio's investment practices described in this Prospectus or the Statement of Additional Information are not subject to this limitation.

          3. Under normal market conditions or when the Adviser deems that suitable tax-exempt obligations are available, at least 80% of the Portfolio's assets must be invested in obligations the interest on which is exempt from federal income tax and stand-by commitments with respect to such obligations.

     Notwithstanding Investment Limitation No. 3, the Portfolio may invest in securities of other investment companies that (a) invest in securities that are substantially similar to those the Portfolio may acquire, and (b) distribute income that is exempt from regular federal income tax.

     The following additional investment policies with respect to the Tax-Exempt Money Market Portfolio are not fundamental and may be changed by the Board of Directors without shareholder approval:

          The Portfolio may not purchase securities which are not readily marketable, enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase other illiquid securities if, as a result of such purchase, illiquid securities would exceed 10% of the Portfolio's respective net assets.

     The Tax-Exempt Money Market Portfolio has an operating policy to comply with the requirements of Rule 2a-7 of the 1940 Act. To the extent that Rule 2a-7 is more restrictive than the Portfolio's fundamental limitations, the Portfolio will operate in accordance with Rule 2a-7.

     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value in the Portfolio's securities will not constitute a violation of such limitation.

                               PRICING OF SHARES


     The Portfolios' respective net asset values per Share are determined by the Administrator as of 12:00 noon (Eastern time) and as of the close of regular trading hours on the New York Stock Exchange (the "Exchange") (currently, 4:00 p.m. Eastern time) on each weekday, with the exception of those holidays on which the Exchange or the Federal Reserve Bank of St. Louis are closed (a "Business Day"). Currently one or both of these institutions are closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day (observed).


     Each Portfolio's assets are valued based upon the amortized cost method. Although each Portfolio seeks to maintain its net asset value per Share at $1.00, there can be no assurance that the net asset value per Share will not vary. See the Statement of Additional Information under "Net Asset Value" for further information.

     The public offering price for each class of Shares of a Portfolio is based upon net asset value per Share. A class will calculate its net asset value per Share by adding the value of a Portfolio's investments, cash and other assets attributable to the class, subtracting the Portfolio's liabilities attributable to that class, and then dividing the result by the total number of Shares in the class that are outstanding.

                       HOW TO PURCHASE AND REDEEM SHARES

PURCHASE OF SHARES


     Trust II Shares are sold to financial institutions, such as banks, trust companies, thrift institutions, mutual funds or other financial institutions (collectively "financial institutions"), acting on their own behalf or on behalf of certain qualified accounts. Trust II Shares are sold to qualified purchasers without a sales charge imposed by the Fund or the Distributor. Generally, investors purchase Trust II Shares through a financial institution, which is responsible for transmitting purchase orders directly to the Fund.

     Purchases may be effected on Business Days when the Adviser, Distributor and Mercantile Bank (the Custodian) are open for business. The Fund reserves the right to reject any purchase order, including purchases made with foreign and third party drafts or checks.

     Financial institutions placing orders directly or on behalf of their customers should contact the Fund at 1-800-452-4015. Investors may also call the Fund for information on how to purchase Shares.

     All shareholders of record will receive confirmations of Share purchases, exchanges, and redemptions in the mail. If Shares are held in the name of banks or other financial institutions, such institution is responsible for transmitting purchase, exchange, and redemption orders to the Fund on a timely basis, recording all purchase, exchange, and redemption transactions, and providing regular account statements which confirm such transactions to beneficial owners. Payment for orders which are not received or accepted will be returned after prompt inquiry to the transmitting financial institution.

     A purchase order received and accepted by the Fund by 12:00 noon (Eastern time) on a Business Day with respect to the Treasury Money Market Portfolio and Tax-Exempt Money Market Portfolio or by 3:00 p.m. (Eastern time) on a Business Day with respect to the Money Market Portfolio is effected at the net asset value per Share next determined after receipt of the order in good form if the Fund's custodian has received payment in federal funds by 4:00 p.m. Eastern time that day. If such funds are not available for investment by 4:00 p.m. (Eastern time), the order will be cancelled. Purchase orders received after 12:00 noon (Eastern time) with respect to the Treasury Money Market Portfolio and Tax-Exempt Money Market Portfolio or after 3:00 p.m. (Eastern time) with respect to the Money Market Portfolio will be placed the following Business Day.

EXCHANGES

     The exchange privilege enables shareholders to exchange Trust II Shares of a Portfolio for Trust II Shares of another Portfolio. Exchanges for Trust II Shares into another Portfolio are effected without payment of any exchange or sales charges. The exchange privilege may be exercised only in those states where the class of shares of such other portfolios may be legally sold.

     The Fund reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time upon 60 days' written notice to shareholders. An investor may telephone an exchange request by calling his or her financial institution, which is responsible for transmitting such request to the Distributor. See "Other Exchange or Redemption Information" below. An investor should consult the financial institution or the Distributor for further information regarding procedures for exchanging Shares.

REDEMPTION OF SHARES

     Redemption orders should be placed with or through the same financial institution that placed the original purchase order. Redemption orders are effected at a Portfolio's net asset value per Share next determined after receipt of the order by the Fund. The financial institution is responsible for transmitting redemption orders to the Fund on a timely basis. No charge for sending redemption payments electronically is currently imposed by the Fund, although a charge may be imposed in the future. The Fund reserves the right to send redemption proceeds electronically within seven days after receiving a redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect a Portfolio.

     A written redemption request must be accompanied by any Share certificates which are properly endorsed for transfer. The Transfer Agent may require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption check is payable to the shareholder(s) of record and (2) the redemption check is mailed to the shareholder(s) at the address of record or the proceeds are either mailed or sent electronically to a commercial bank account previously designated on the account application. An investor with questions or needing assistance should contact the financial institution servicing his or her account or the Distributor. Additional documentation may be required if the redemption is requested by a corporation, partnership, trust, fiduciary, executor, or administrator. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, investors are encouraged to follow the procedures described in "Other Exchange or Redemption Information" below.

     Neither the Fund nor its service providers will be liable for any loss, damage, expense or cost arising out of any telephone redemption effected in accordance with the Fund's telephone redemption procedures, upon instructions reasonably believed to be genuine. The Fund will employ procedures designed to provide reasonable assurance that instructions by telephone are genuine; if these procedures are not followed, the Fund or its service providers may be liable for any losses due to unauthorized or fraudulent instructions. If Share certificates are outstanding with respect to an account, the telephone redemption and exchange privilege is not available.

     Proceeds from redemptions of Shares with respect to redemption orders received by the Fund before 12:00 noon (Eastern time) on a Business Day with respect to the Treasury Money Market Portfolio and Tax-Exempt Money Market Portfolio or before 3:00 p.m. (Eastern time) on a Business Day with respect to the Money Market Portfolio normally are sent electronically the same day to the financial institution that placed the redemption order in good form. Proceeds for redemption orders that are received after 12:00 noon (Eastern time) with respect to the Treasury Money Market Portfolio and Tax-Exempt Money Market Portfolio or after 3:00 p.m. (Eastern time) with respect to the Money Market Portfolio or on a non-Business Day normally are wired to the financial institution on the next Business Day.

OTHER PURCHASE, EXCHANGE AND REDEMPTION INFORMATION

     On a Business Day when the Exchange closes early due to a partial holiday or otherwise, the Fund reserves the right to advance the times at which purchase and redemption orders must be received in order to be processed on that Business Day.

     During periods of substantial economic or market change or activity, telephone redemptions or exchanges may be difficult to complete. In such event, Shares may be redeemed or exchanged by mailing the request directly to the financial institution through which the original Shares were purchased or directly to the Fund at P.O. Box 78069, St. Louis, Missouri 63178.

     At various times, the Fund may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the Fund may delay the forwarding of proceeds until payment has been collected for the purchase of such Shares which may take up to 15 days or more. To avoid delay in payment upon redemption shortly after purchasing Shares, investors should purchase Shares by certified or bank check or by electronic transfer. The Fund intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, the Fund may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

     A shareholder may be required to redeem Shares in a Portfolio upon 60 days' written notice if the balance in the shareholder's account drops below $500. The Fund will not require a shareholder to redeem Portfolio Shares if the value of the shareholder's account drops below $500 due to fluctuations in net asset value. Share balances may also be redeemed pursuant to arrangements between financial institutions and their investors.

                                     YIELDS

     Yield quotations are computed separately for Trust Shares, Trust II Shares, Institutional Shares, Investor A Shares and/or Investor B Shares of a Portfolio. TOTAL RETURN AND YIELD FIGURES WILL FLUCTUATE, ARE BASED ON HISTORICAL EARNINGS, AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The methods used to compute each Portfolio's yields are described below and in the Statement of Additional Information.

     From time to time, performance information such as "yield" and "effective yield" for the Portfolios' Trust II Shares may be quoted in advertisements or in communications to shareholders. The "yield" quoted in advertisements refers to the income generated by an investment in such Shares of a Portfolio over a specified period (such as a seven-day period) identified in connection with the particular yield quotation. This income is then "annualized." That is, the amount of income generated by the investment during that period is assumed to be generated for each such period over a 52-week or one-year period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in such Shares of a Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     In addition, the Treasury Money Market Portfolio's "state tax-equivalent yield" may also be quoted. The "state tax-equivalent yield" shows the level of taxable yield needed to produce an after-tax yield that is equivalent to a particular state's tax-exempt yield achieved by the Portfolio. The "state tax-equivalent yield" refers to the portion of income that is derived from interest income on direct obligations of the U.S. Government, its agencies or instrumentalities that qualifies for exemption from state income tax. The yield calculation assumes that 100% of the interest income is exempt from state income tax.

     The "state tax-equivalent yield" is computed by dividing the tax-exempt portion of the Portfolio's yield by a denominator consisting of one minus a stated income tax rate.

     The Tax-Exempt Money Market Portfolio may also quote its "tax-equivalent yield" and "tax-equivalent effective yield", which demonstrate the level of taxable yield needed to produce an after-tax yield that is equivalent to the Portfolio's yield and effective yield. Each are calculated by increasing the

Portfolio's yield and effective yield by the amount necessary to reflect the payment of federal (and/or state) tax at a stated tax rate. The "tax equivalent yield" and "tax-equivalent effective yield" will always be higher than the Portfolio's yield and effective yield, respectively. The Tax-Exempt Money Market Portfolio may also compute its "tax-equivalent yield" and "tax-equivalent effective yield" with respect to certain states, which shows the level of taxable yield and effective yield, respectively, needed to produce an after-tax equivalent to the federal and state tax-exempt yield of the Portfolio's particular class of Shares, assuming payment of federal income tax and state personal income tax each at a stated rate and based upon a specified percentage of the Portfolio's income which is exempt from state income tax as well as federal income tax.

     Performance data for the Portfolios' Trust II Shares may be compared to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and data such as that provided by Lehman Brothers, Inc., or any of its affiliates, Ibbotson Associates, Inc., Lipper Analytical Services, Inc., Mutual Fund Forecaster and IBC MONEY FUND REPORT(R) published by IBC. References may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Institutional Investor, Pensions and Investments, U.S.A. Today, Fortune, CDA/Weisenberger, Morningstar, Inc. and publications of a local or regional nature. In addition to performance information, general information about the Portfolios that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

     Performance quotations of a class of Shares in a Portfolio represent that Portfolio's past performance and should not be considered as representative of future results. Any account fees charged by a bank or other institution will not be included in the calculations of a Portfolio's yields. Such fees, if any, will reduce the investor's net return on an investment in a Portfolio. Investors may call 1-800-452-4015 to obtain current yield information.

                          DIVIDENDS AND DISTRIBUTIONS

     Dividends from net investment income of the Portfolios are declared daily and paid monthly not later than five Business Days after the end of each month. Trust II Shares earn dividends from the day the purchase order is received by the Transfer Agent through the day before the redemption order for such Shares is received. Dividends on each Share of the Portfolios are determined in the same manner and are paid in the same amounts irrespective of class, except that a Portfolio's Trust Shares and Institutional Shares (other than the Tax-Exempt Money Market Portfolio which does not offer Institutional Shares) bear all expenses of the respective Administrative Services Plans adopted for such Shares and a Portfolio's Investor A Shares and, in the case of the Money Market Portfolio only, Investor B Shares bear all expenses of the respective Distribution and Services Plans adopted for such Shares. In addition, a Portfolio's Institutional Shares bear the expense of certain sub-transfer agency fees. Trust II Shares bear no expenses with respect to either an Administrative Services Plan or a Distribution and Services Plan. See "Other Information Concerning the Fund and Its Shares" below.


     The Portfolios do not expect to realize capital gains. Net realized capital gains of a Portfolio, if any, are distributed at least annually. All dividends and distributions paid on a Portfolio's Shares are automatically reinvested in additional Shares of the same class unless the investor has (i) otherwise indicated in the account application, or (ii) redeemed all the Shares held in a Portfolio, in which case a distribution will be paid in cash. Reinvested dividends and distributions will be taxed in the same manner as those paid in cash.

                                     TAXES

     The distributions from the Treasury Money Market and Money Market Portfolios will generally be taxable to shareholders for federal income tax purposes. Each of these Portfolios expects that all, or substantially all, of its distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

     Distributions from the Tax-Exempt Money Market Portfolio will generally constitute tax-exempt income for shareholders for federal income tax purposes. It is possible, depending upon the Portfolio's investments, that a portion of the Portfolio's distributions could be taxable to shareholders as ordinary income or capital gains, but it is not expected that this will be the case.

     Although distributions from the Tax-Exempt Money Market Portfolio are exempt for federal income tax purposes, they will generally constitute taxable income for state and local income tax purposes except that, subject to limitations that vary depending on the state, distributions from interest paid by a state or municipal entity may be exempt from tax in that state. Distributions from the Treasury Money Market Portfolio will generally be exempt from state income taxes.

     Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Tax-Exempt Money Market Portfolio generally will not be deductible for federal income tax purposes.

     You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Money Market Portfolio may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

     The Portfolios may be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross sale proceeds paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to backup withholding by the Internal Revenue Service for prior failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to a Portfolio that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

     You should consult your tax adviser for further information regarding federal, state and local tax consequences with respect to your specific situation.

                             MANAGEMENT OF THE FUND

     The Fund is managed under the direction of its Board of Directors. The Statement of Additional Information contains the names of and general background information concerning each director.

INVESTMENT ADVISER

     Mississippi Valley Advisors Inc. ("MVA") serves as the investment adviser to each Portfolio. MVA's principal office is located at One Mercantile Center, Seventh & Washington Streets, St. Louis, Missouri 63101. MVA is an indirect wholly-owned subsidiary of Mercantile. As of December 31, 1997, MVA had approximately $9.4 billion in assets under investment management, including the Funds' assets, which were approximately $3.9 billion.

     Subject to the general supervision of the Fund's Board of Directors and in accordance with the Fund's investment policies, MVA manages the Portfolios, makes investment decisions with respect to and places orders for all purchases and sales of the Portfolios' securities and other investments, and directs the maintenance of each Portfolio's records relating to such purchases and sales.

     For the services provided and expenses assumed pursuant to the investment advisory agreement, MVA is entitled to receive fees, computed daily and payable monthly, with respect to the Treasury Money Market and Money Market Portfolios, at the annual rates of .40% of the first $1.5 billion of each such Portfolio's average daily net assets, .35% of the next $1.0 billion of net assets and .25% of net assets in excess of $2.5 billion, and with respect to the Tax-Exempt Money Market Portfolio, at the annual rate of .40% of the average daily net assets of the Portfolio. For the fiscal year ended November 30, 1997, MVA received advisory fees (net of waivers) at the effective annual rates of .32%,
 .33% and .35% of the respective average daily net assets of the Treasury Money Market, Money Market and Tax-Exempt Money Market Portfolios.

     MVA may from time to time voluntarily reduce all or a portion of its advisory fee to increase the net income of one or more Portfolios available for distributions as dividends. The voluntary fee reduction will cause the return of any such Portfolio to be higher than it would otherwise be in the absence of such reduction.

ADMINISTRATOR

     BISYS Fund Services Ohio, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the Portfolios' Administrator.

     The Administrator generally assists in all aspects of each Portfolio's administration and operation. For its services, the Administrator is entitled to receive a fee, computed daily and payable monthly, at the annual rate of .20% (.10% for the Tax-Exempt Money Market Portfolio) of each Portfolio's average daily net assets. For the fiscal year ended November 30, 1997, the Administrator received administration fees (net of waivers) at the effective annual rates of
 .13%, .12% and .10% of the average daily net assets of the Treasury Money Market, Money Market and Tax-Exempt Money Market Portfolios, respectively. From time to time, the Administrator may voluntarily waive all or a portion of the administration fees otherwise payable by a Portfolio in order to increase the net income available for distribution to shareholders.

DISTRIBUTOR

     Trust II Shares in each Portfolio are sold continuously by the Distributor, BISYS Fund Services, an affiliate of the Administrator. The Distributor is a registered broker-dealer with principal offices at 3435 Stelzer Road, Columbus, Ohio 43219.

CUSTODIAN AND TRANSFER AGENT

     Mercantile Bank, an affiliate of the Fund and a wholly-owned subsidiary of Mercantile, with principal offices located at One Mercantile Center, 8th and Locust Streets, St. Louis, Missouri 63101, serves as Custodian of each Portfolio's assets. BISYS Fund Services Ohio, Inc. also serves as the Fund's transfer agent and dividend disbursing agent. Its address is 3435 Stelzer Road, Columbus, Ohio 43219.

REGULATORY MATTERS

     Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, or controlling the Shares of a registered, open-end investment company continuously engaged in the issuance of its Shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as Shares of the Portfolios. Such banking laws and regulations do not prohibit such a holding company or affiliate, or banks, from acting as investment adviser, transfer agent, or custodian to such an investment company, or from purchasing Shares of such a company as agent for and upon the order of customers. Mercantile Bank, MVA, and broker-dealers that are bank affiliates are subject to such laws and regulations, but believe they may perform the services for the Portfolios contemplated by their respective agreements, this Prospectus and the Statement of Additional Information without violating applicable banking laws and regulations. In addition, state securities laws on this issue may differ from the interpretation of federal laws expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

     Should future legislative, judicial, or administrative action prohibit or restrict the activities of such companies in connection with the provision of services on behalf of the Portfolios and the shareholders, the Fund might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is not expected that investors would suffer any adverse financial consequences as a result of any of these occurrences.

     If current restrictions preventing a bank from legally sponsoring, organizing, controlling, or distributing Shares of an investment company were relaxed, Mercantile Bank, or an affiliate of Mercantile Bank, would consider the possibility of offering to perform additional services for the Portfolios. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which Mercantile Bank, or such an affiliate, might offer to provide such services.

     Conflict of interest restrictions may apply to the receipt of compensation paid by the Portfolios to a financial intermediary in connection with the investment of fiduciary funds in a Portfolio's Shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, should consult legal counsel before entering into agreements for certain shareholder services.

EXPENSES

     Except as noted above and in the Statement of Additional Information under "Investment Advisory and Administrative Contracts" and "Custodian and Transfer Agent," the Fund's service contractors bear all expenses in connection with the performance of their services, except that the Distributor is compensated pursuant to the Distribution and Services Plans (as described below under "Other Information Concerning the Fund and Its Shares"). Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid. These expenses include, but are not limited to, fees paid to the Adviser and Administrator, transfer agency fees, fees and expenses of officers and directors who are not affiliated with the Adviser or the Distributor, taxes, interest, legal fees, custodian fees, auditing fees, 12b-1 fees, servicing fees, certain fees and expenses in registering and qualifying a Portfolio and its Shares for distribution under federal and state securities laws, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, the expense of reports to shareholders, shareholders' meetings and proxy solicitations, fidelity bond and directors and officers liability insurance premiums, the expense of using independent pricing services and other expenses which are not expressly assumed by the Adviser, Distributor or Administrator under their respective agreements with the Fund. The Fund also pays for brokerage fees, commissions and other transaction charges, if any, in connection with the purchase and sale of portfolio securities. Any general expenses of the Fund that are not readily identifiable as belonging to a particular Portfolio will be allocated among all Portfolios by or under the direction of the Board of Directors in a manner the Board determines to be fair and equitable. Any expenses relating only to a particular class of Shares within a Portfolio will be borne solely by such class. See "Certain Financial Information" and "Management of the Fund" above for additional information regarding expenses of each Portfolio.

                          OTHER INFORMATION CONCERNING
                            THE FUND AND ITS SHARES

DESCRIPTION OF SHARES

     The Fund was organized as a Maryland corporation on September 9, 1982 and is a mutual fund of the type known as an "open-end management investment company." The Fund's principal office is located at 3435 Stelzer Road, Columbus, Ohio 43219.

     The Fund's Charter authorizes the Board of Directors to issue up to twenty billion full and fractional shares of common stock, and to classify and reclassify any unauthorized and unissued shares into one or more classes of shares. The Board of Directors may similarly classify or reclassify any class of shares into one or more series.

     Pursuant to such authority, the Board of Directors has authorized the issuance of the following series of shares representing interests in the Portfolios, each of which (except the Tax-Exempt Money Market Portfolio) is classified as a diversified company under the 1940 Act: 1 billion Trust Shares, 2 billion Trust II Shares, 300 million Institutional Shares and 100 million Investor A Shares, representing interests in the Treasury Money Market Portfolio; 1.8 billion Trust Shares, 2 billion Trust II Shares, 300 million Institutional Shares, 550 million Investor A Shares and 50 million Investor B Shares, representing interests in the Money Market Portfolio; and 300 million Trust Shares, 2 billion Trust II Shares and 50 million Investor A Shares, representing interests in the Tax-Exempt Money Market Portfolio. Trust Shares, Institutional Shares, Investor A and/or Investor B Shares of the Portfolios are described in separate prospectuses which are available from the Distributor at the telephone number on the cover of this Prospectus. Shares in the Portfolios will be issued without Share certificates.

     The Trust II Shares of the Portfolios are described in this Prospectus. The Portfolios also offer Trust Shares and Investor A Shares and, in addition, each Portfolio except the Tax-Exempt Money Market Portfolio offers Institutional Shares, and the Money Market Portfolio offers Investor B Shares. Trust Shares are offered to financial institutions acting on behalf of discretionary and non-discretionary accounts for which they may receive account-level asset-based management fees and may be offered to customers who purchase such shares through cash management services, such as a sweep account offered by a bank, broker-dealer or other financial institution. Institutional Shares of the Portfolios are offered to financial institutions acting on behalf of discretionary and non-discretionary accounts for which they do not receive account-level asset-based management fees. Institutional Shares, Trust Shares and Trust II Shares are sold without a sales charge. Investor A Shares of the Portfolios are sold without a sales charge through selected broker/dealers and other financial intermediaries to individual or institutional customers. Investor B Shares of the Money Market Portfolio, which are sold with a maximum 5.0% contingent deferred sales load, are available for purchase only by those investors participating in the ARCH Asset Adviser Program. Otherwise, Investor B Shares of the Money Market Portfolio are available only to the holders of Investor B Shares of another portfolio offered by the Fund who wish to exchange their Investor B Shares of such other portfolio for Investor B Shares of the Money Market Portfolio. Trust Shares, Trust II Shares, Institutional Shares, Investor A Shares and/or Investor B Shares bear their pro rata portion of all operating expenses paid by a Portfolio, except that Trust Shares and Institutional Shares bear all payments under the Portfolio's respective Administrative Services Plans adopted for such Shares and Investor A Shares and Investor B Shares bear all payments under the Portfolio's respective Distribution and Services Plans adopted for such Shares. In addition, Institutional Shares of a Portfolio bear the expense of certain sub-transfer agency fees.


     Payments under the Administrative Services Plans for Trust Shares and Institutional Shares are made to certain service organizations for administrative services provided to such service organizations' clients or account holders who are the beneficial owners of Trust or Institutional Shares. Payments under the Administrative Services Plans may not exceed .25% (on an annual basis) of the average daily net asset value of the outstanding Trust or Institutional Shares, respectively, of the Money Market Portfolios.



     Payments under the Distribution and Services Plans for Investor A Shares and Investor B Shares are made to (i) the Distributor or another person for providing distribution assistance and assuming certain related expenses, and
(ii) service organizations for administrative services provided to such service organizations' clients or account holders who are the beneficial owners of Investor A Shares. Payments under the Distribution and Services Plan for Investor A Shares may not exceed .25% (on an annual basis) of the average daily net asset value of outstanding Investor A Shares of the Portfolios. Payments under the Distribution and Services Plan for Investor B Shares may not exceed 1.00% (on an annual basis) of the average daily net asset value of the Money Market Portfolio's outstanding Investor B Shares. Distribution payments made under the Distribution and Services Plans are subject to the requirements of Rule 12b-1 under the 1940 Act.


     The Fund offers various services and privileges in connection with Investor A Shares and/or Investor B Shares of a Portfolio that are not offered in connection with the Portfolio's Trust Shares, Trust II Shares or Institutional Shares, including an automatic investment program and an automatic withdrawal plan. Each class of Shares also offers different exchange privileges. Investor B Shares convert automatically into Investor A Shares eight years after the beginning of the calendar month in which the Shares were purchased.

     Shareholders are entitled to one vote for each full Share held and proportionate fractional votes for fractional Shares held. Shares of all Portfolios will vote together and not by class unless otherwise required by law or permitted by the Board of Directors. All shareholders of a particular Portfolio will vote together as a single class on matters relating to the Portfolio's investment advisory agreement and investment objective and fundamental policies. Only holders of Trust Shares, however, will vote on matters relating to the Administrative Services Plan for Trust Shares and only holders of Institutional Shares will vote on matters pertaining to the Administrative Services Plan for Institutional Shares. Similarly, only holders of Investor A Shares will vote on matters pertaining to the Distribution and Services Plan for Investor A Shares and only holders of Investor B Shares will vote on matters pertaining to the Distribution and Services Plan for Investor B Shares.

     The Fund is not required, and currently does not intend, to hold annual meetings except as required by the 1940 Act or other applicable law. Upon the written request of the holders of 10% or more of the outstanding Shares, the Fund will call a special meeting to vote on the question of removal of a director.

     Shares of the Portfolios have noncumulative voting rights and, accordingly, the holders of more than 50% of the Fund's outstanding Shares (irrespective of Portfolio or class) may elect all of the Directors. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in this Prospectus, Shares will be fully paid and nonassessable.

MISCELLANEOUS

     As used in this Prospectus, a "vote of a majority of the outstanding Shares" of a Portfolio means, with respect to the approval of an investment advisory agreement or a change in an investment objective or fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding Shares of such Portfolio (irrespective of class), or (b) 67% or more of the Shares of such Portfolio (irrespective of class) present at a meeting if more than 50% of the outstanding Shares of such Portfolio are represented at the meeting in person or by proxy.


     As of October 27, 1998, Mercantile Bank and its affiliates possessed, of record on behalf of their underlying customer accounts, voting or investment power with respect to more than 25% of the Fund's outstanding Shares. Therefore, Mercantile Bank may be deemed to be a controlling person of the Fund within the meaning of the 1940 Act.


     Inquiries regarding the Portfolios may be directed to the Fund at 1-800-452-4015.

     YEAR 2000 RISKS. Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurance that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund as a result of the Year 2000 Problem.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE PORTFOLIOS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE PORTFOLIOS, THE FUND, OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE PORTFOLIOS, THE FUND OR THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                            ------------------------

                               TABLE OF CONTENTS


                                            PAGE
                                            ----
Highlights................................    2
Certain Financial Information.............    4
Expense Summary For Trust II Shares.......    5
Investment Objectives, Policies and Risk
  Considerations..........................    7
Investment Limitations....................   15
Pricing of Shares.........................   17
How To Purchase and Redeem Shares.........   17
  Purchase of Shares......................   17
  Exchanges...............................   18
  Redemption of Shares....................   18
  Other Purchase, Exchange and Redemption
    Information...........................   19
Yields....................................   20
Dividends and Distributions...............   21
Taxes.....................................   22
Management of the Fund....................   22
Other Information Concerning The Fund and
  Its Shares..............................   25


                 Investment Adviser:
           Mississippi Valley Advisors Inc.
       an indirect wholly-owned subsidiary of
           Mercantile Bancorporation Inc.
                                  Distributor:
                              BISYS Fund Services

                             THE ARCH FUND(R), INC.

                        TREASURY MONEY MARKET PORTFOLIO
                             MONEY MARKET PORTFOLIO
                       TAX-EXEMPT MONEY MARKET PORTFOLIO
                                TRUST II SHARES

                                      LOGO

                                   PROSPECTUS

                                 MARCH 31, 1998
                         (AS REVISED NOVEMBER 2, 1998)

                             THE ARCH FUND(R), INC.

                    The ARCH Treasury Money Market Portfolio
                        The ARCH Money Market Portfolio
                   The ARCH Tax-Exempt Money Market Portfolio
                 The ARCH U.S. Government Securities Portfolio
                 The ARCH Intermediate Corporate Bond Portfolio
                         The ARCH Bond Index Portfolio
                 The ARCH Government & Corporate Bond Portfolio
                The ARCH Short-Intermediate Municipal Portfolio
                  The ARCH Missouri Tax-Exempt Bond Portfolio
                   The ARCH National Municipal Bond Portfolio
                        The ARCH Equity Income Portfolio
                        The ARCH Equity Index Portfolio
                   The ARCH Growth & Income Equity Portfolio
                        The ARCH Growth Equity Portfolio
                      The ARCH Small Cap Equity Portfolio
                   The ARCH Small Cap Equity Index Portfolio
                    The ARCH International Equity Portfolio
                          The ARCH Balanced Portfolio


                      Statement of Additional Information

                                     Part B






                                 March 31, 1998
                         (as revised November 2, 1998)

                      Statement of Additional Information

                                      for

                    The ARCH Treasury Money Market Portfolio
                        The ARCH Money Market Portfolio
                   The ARCH Tax-Exempt Money Market Portfolio
                 The ARCH U.S. Government Securities Portfolio
                 The ARCH Intermediate Corporate Bond Portfolio
                         The ARCH Bond Index Portfolio
                 The ARCH Government & Corporate Bond Portfolio
                The ARCH Short-Intermediate Municipal Portfolio
                  The ARCH Missouri Tax-Exempt Bond Portfolio
                   The ARCH National Municipal Bond Portfolio
                        The ARCH Equity Income Portfolio
                        The ARCH Equity Index Portfolio
                   The ARCH Growth & Income Equity Portfolio
                        The ARCH Growth Equity Portfolio
                      The ARCH Small Cap Equity Portfolio
                   The ARCH Small Cap Equity Index Portfolio
                    The ARCH International Equity Portfolio
                          The ARCH Balanced Portfolio

                                 March 31, 1998
                         (as revised November 2, 1998)


                                TABLE OF CONTENTS

                                                                               Page
                                                                               ----

THE FUND ...................................................................     2
INVESTMENT OBJECTIVES AND POLICIES .........................................     2
NET ASSET VALUE ............................................................    34
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION .............................    36
ADDITIONAL YIELD AND TOTAL RETURN INFORMATION ..............................    38
DESCRIPTION OF SHARES ......................................................    53
ADDITIONAL INFORMATION CONCERNING TAXES ....................................    56
MANAGEMENT OF THE FUND .....................................................    61
INDEPENDENT AUDITORS .......................................................    87
COUNSEL ....................................................................    87
MISCELLANEOUS ..............................................................    88
APPENDIX A .................................................................     1
APPENDIX B .................................................................     1

This Statement of Additional Information, which provides supplemental information applicable to the above-listed Portfolios of The ARCH Fund, Inc. (the "Portfolios"), is not a prospectus. It should be read only in conjunction with the Portfolios' Prospectuses for Trust Shares (Money Market Portfolios), dated March 31, 1998 (as revised November 2, 1998), Trust Shares (Combined), Institutional Shares and Investor A and Investor B Shares, respectively,, dated March 31, 1998 (as supplemented July 1, 1998, July 14, 1998 and November 2,
1998), and Trust II Shares, dated March 31, 1998 (as revised November 2, 1998), and is incorporated by reference in its entirety into those Prospectuses. No investment in shares of any Portfolio should be made without reading the applicable Prospectus. A copy of the applicable Prospectus may be obtained by writing the Fund at P.O. Box 78069, St. Louis Missouri 63178 or by calling 1-800-ARCH(2724). Capitalized terms used but not defined herein have the same meanings as in each Prospectus.

                                    THE FUND

                  The ARCH Fund, Inc. (the "Fund") is an open-end investment company currently offering sixty-four classes of shares in eighteen investment portfolios.

                  The Fund was organized on September 9, 1982 as a Maryland corporation. The ARCH Tax-Exempt Money Market Portfolio (the "Predecessor Tax-Exempt Money Market Portfolio") and the ARCH Missouri Tax Exempt Bond Portfolio (the "Predecessor Missouri Tax-Exempt Bond Portfolio") commenced operations on July 10, 1986 and July 15, 1988, respectively, as separate investment portfolios of The ARCH Tax-Exempt Trust, which was organized as a Massachusetts business trust. On October 2, 1995, the Predecessor Tax-Exempt Money Market Portfolio and the Predecessor Missouri Tax-Exempt Bond Portfolio were reorganized as new portfolios of the Fund. Prior to the reorganization, these Predecessor Portfolios offered and sold shares of beneficial interest that were similar to the Fund's Trust Shares, Investor A Shares and Investor B Shares. The ARCH Growth Equity Portfolio commenced operations on January 4, 1993 as a separate investment portfolio (the "Predecessor Growth Equity Portfolio") of Arrow Funds, which was organized as a Massachusetts business trust. On November 21, 1997, the Predecessor Growth Equity Portfolio was reorganized as a new portfolio of the Fund. Prior to the reorganization, the Predecessor Growth Equity Portfolio offered and sold shares of beneficial interests that were similar to the Fund's Investor A Shares.


                       INVESTMENT OBJECTIVES AND POLICIES

                  The following policies supplement the description of the investment objectives and policies of the Treasury Money Market, Money Market and Tax-Exempt Money Market Portfolios (the "Money Market Portfolios") and the U.S. Government Securities, Intermediate Corporate Bond, Bond Index, Government & Corporate Bond, Short-Intermediate Municipal, Missouri Tax-Exempt Bond, National Municipal Bond, Equity Income, Equity Index, Growth & Income Equity, Growth Equity, Small Cap Equity, Small Cap Equity Index, International Equity and Balanced Portfolios (the "Bond and Equity Portfolios") described in the Prospectuses.

TREASURY MONEY MARKET PORTFOLIO

                  The Adviser makes investment decisions with respect to the Treasury Money Market Portfolio in accordance with the SEC's rules and regulations for money market funds.

                  STATE EXEMPTIONS AND U.S. GOVERNMENT OBLIGATIONS. As stated in the Prospectuses, the Treasury Money Market Portfolio invests primarily in selected U.S. Government (and certain agency and instrumentality) obligations, the income from which is generally exempt from state income tax. In addition, investments in certain of these obligations are, or may be, exempt from your state's income tax. For a current list of the types of investments that are and are not exempt from your state's income tax, please consult your tax adviser or write to your state's Department of Revenue.

MONEY MARKET PORTFOLIO

                  The Adviser makes investment decisions with respect to the Money Market Portfolio in accordance with the SEC's rules and regulations for money market funds.

                  COMMERCIAL PAPER, BANKERS' ACCEPTANCES, CERTIFICATES OF DEPOSIT AND TIME DEPOSITS. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

                  As stated in the Prospectuses, the Money Market Portfolio may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations may include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs") which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs") which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

TAX-EXEMPT MONEY MARKET PORTFOLIO

                  The Adviser makes investment decisions with respect to the Tax-Exempt Money Market Portfolio in accordance with the SEC's rules and regulations for money market funds.

U.S. GOVERNMENT SECURITIES PORTFOLIO

                  The U.S. Government Securities Portfolio may invest in certificates issued by government-backed trusts. Such certificates represent an undivided fractional interest in the respective government-backed trust's assets. The assets of each government-backed trust consist of (i) a promissory note issued by a foreign government (the "Note"), (ii) a guaranty by the U.S. Government, acting through the Defense Security Assistance Agency of the Department of Defense, of the due and punctual payment of 90% of all principal and interest due on such Note, and (iii) a beneficial interest in a government securities trust holding U.S. Treasury bills, notes and other direct obligations of the U.S. Treasury sufficient to provide the Portfolio with funds in an amount equal to at least 10% of all principal and interest payments due on the Note.

INTERMEDIATE CORPORATE BOND PORTFOLIO

                  An increase in interest rates will generally reduce the value of the investments in the Intermediate Corporate Bond Portfolio, and a decline in interest rates will generally increase the value of those investments. Depending upon the prevailing market conditions, the Adviser may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In response to changing conditions in fixed-income markets, the Portfolio may make modest shifts in terms of anticipated interest rate and sector spread changes.

BOND INDEX PORTFOLIO

                  As stated in the Prospectuses, the investment objective of the Bond Index Portfolio is to seek to provide investment results that, before deduction of operating expenses, approximate the price and yield performance of U.S. Government, mortgage-backed, asset-backed, and corporate securities, as represented by the Lehman Brothers Aggregate Bond Index.

                  THE INDEXING APPROACH. In using sophisticated computer models to select securities, each of the Bond Index, Equity Index and Small Cap Equity Index Portfolios will only purchase a security that is included in its respective index at the time of such purchase. Each Portfolio may, however, temporarily continue to hold a security that has been deleted from its respective index pending the rebalancing of the Portfolio's holdings.

                  The value of the fixed income investments of the Bond Index Portfolio is generally sensitive to changes in interest rates. (See "Investment Objectives and Policies -- Intermediate Corporate Bond Portfolio" above for a discussion of the effects of interest rate changes).

GOVERNMENT & CORPORATE BOND PORTFOLIO

                  The value of the fixed income investments of the Government and Corporate Bond Portfolio is generally sensitive to changes in interest rates. (See "Investment Objectives and Policies -- Intermediate Corporate Bond Portfolio" above for a discussion of the effects of interest rate changes).

SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO

                  The Municipal Obligations in which the Short-Intermediate Municipal Portfolio may invest are rated "investment grade" (e.g., fixed income securities rated at the time of purchase in the four highest categories by Rating Agencies or deemed comparable). The value of the Municipal Obligations held by the Portfolio is generally sensitive to changes in interest rates.

(See "Investment Objectives and Policies -- Intermediate Corporate Bond Portfolio" above for a discussion of the effects of interest rate changes.)

MISSOURI TAX-EXEMPT BOND PORTFOLIO

                  The Municipal Obligations in which the Missouri Tax-Exempt Bond Portfolio may invest are rated "investment grade." (See "Investment Objectives and Policies -- Short-Intermediate Municipal Portfolio" above for a description of investment grade securities.) The value of the Municipal Obligations held by the Portfolio is generally sensitive to changes in interest rates. (See "Investment Objectives and Policies -- Intermediate Corporate Bond Portfolio" above for a discussion of the effects of interest rate changes.)

NATIONAL MUNICIPAL BOND PORTFOLIO

                  The Municipal Obligations in which the National Municipal Bond Portfolio may invest are rated "investment grade." (See "Investment Objectives and Policies - Short-Intermediate Municipal Portfolio" above for a description of investment grade securities.) The value of the Portfolio's securities is generally sensitive to changes in interest rates. (See "Investment Objectives and Policies - Intermediate Corporate Bond Portfolio" above for a discussion of the effects of interest rate changes.)

EQUITY INCOME PORTFOLIO

                  The Equity Income Portfolio will not normally invest in securities of issuers having a record, together with their predecessors, of less than three years of continuous operations.

EQUITY INDEX PORTFOLIO

                  As stated in the Prospectuses, the investment objective of the Equity Index Portfolio is to seek to provide investment results that, before deduction of operating expenses, approximate the price and yield performance of U.S. publicly traded common stocks with large stock market capitalizations as represented by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). (See "Investment Objectives and Policies Bond Index Portfolio" above for a description of index investing.)

GROWTH & INCOME EQUITY PORTFOLIO

                  The Growth & Income Equity Portfolio will not normally invest in securities of issuers having a record, together with their predecessors, of less than three years of continuous operations.

                  As stated in the Prospectuses, the Portfolio may participate in rights offerings and purchase warrants. The Portfolio will not invest more than 5% of its net assets, taken at market value, in warrants.

GROWTH EQUITY PORTFOLIO

                  As stated in the Prospectus, the Portfolio may invest in the securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of depository receipts. As a matter of practice, the Portfolio will not invest in the securities of a foreign issuer if the risks of such investments appear to the Adviser to be substantial. The Portfolio may not invest more than 5% of its total assets in securities of foreign issuers.

SMALL CAP EQUITY PORTFOLIO

                  As stated in the Prospectuses, the Small Cap Equity Portfolio may participate in rights offerings and purchase warrants. The Portfolio will not invest more than 5% of its net assets, taken at market value, in warrants.

SMALL CAP EQUITY INDEX PORTFOLIO

                  As stated in the Prospectuses, the investment objective of the Small Cap Equity Index Portfolio is to provide investment results that, before deduction of operating expenses, approximate the price and yield performance of U.S. common stocks with smaller stock market capitalizations as represented by the Standard & Poor's Small Capitalization Stock Index (the "S&P SmallCap 600"). (See "Investment Objectives and Policies Bond Index Portfolio" above for a description of index investing.)

INTERNATIONAL EQUITY PORTFOLIO

                  The International Equity Portfolio will not normally invest in securities of issuers having a record, together with their predecessors, of less than three years of continuous operations.

                  As stated in the Prospectuses, the Portfolio may participate in rights offerings and purchase warrants. The Portfolio will not invest more than 5% of its net assets, taken at market value, in warrants. Warrants acquired by the Portfolio in units or attached to other securities are not subject to this restriction.

BALANCED PORTFOLIO

                  The fixed-income securities in which the Balanced Portfolio may invest are rated "investment grade" (see "Investment Objectives and Policies
- Short-Intermediate Municipal Portfolio above for a description of investment grade securities). The Portfolio will not normally invest in securities of issuers having a record, together with their predecessors, of less than three years of continuous operations.

                  The value of the fixed income investments of the Balanced Portfolio is generally sensitive to changes in interest rates. (See "Investment Objectives and Policies -- Intermediate

Corporate Bond Portfolio" above for a discussion of the effects of interest rate changes). The Portfolio may also participate in rights offerings and purchase warrants.

                                    *   *   *

                  The following policies supplement the description of the Portfolios' investment objectives and policies in the Prospectuses.

OTHER APPLICABLE INVESTMENT POLICIES

                  MUNICIPAL OBLIGATIONS. As described in their Prospectuses and subject to their respective investment limitations, the Tax-Exempt Money Market, Short-Intermediate Municipal, Missouri Tax-Exempt Bond and National Municipal Bond Portfolios (the "Tax-Exempt Portfolios") may invest in Municipal Obligations. Municipal Obligations include debt obligations issued by governmental entities which obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

                  As described in the Prospectuses, the two principal classifications of Municipal Obligations consist of "general obligation" and "revenue" issues. In addition, the Tax-Exempt Portfolios may purchase "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Municipal Obligations both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general conditions of the money market and/or the municipal bond market, the financial condition of the issuer, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Rating Agencies, such as Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P"), represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield.

                  The Tax-Exempt Portfolios may also purchase Municipal Obligations in the form of certificates of participation which represent undivided interests in lease payments by a governmental or nonprofit entity. A lease may provide that the certificate trustee cannot accelerate lease obligations upon default. The trustee would only be able to enforce lease payments as they become due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. In addition, certificates of participation are less liquid than other bonds because there is a limited secondary trading market for such obligations. To alleviate potential liquidity problems with respect to these investments, a Portfolio may enter into remarketing agreements which may provide that the seller or a third party will repurchase the obligation within seven days after demand by the Portfolio and upon certain conditions such as the Portfolio's payment of a fee.

                  The payment of principal and interest on most securities purchased by a Tax-Exempt Portfolio will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Obligations may be materially adversely affected by litigation or other conditions. The District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this Statement of Additional Information and the Prospectuses. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer."

                  Each Tax-Exempt Portfolio may also purchase general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax exempt commercial paper, construction loan notes and other tax-exempt loans. Such instruments are issued in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues.

                  Certain types of Municipal Obligations (private activity bonds) have been or are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. Furthermore, payment of principal and interest on Municipal Obligations of certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of the mortgages or deeds of trust will be subject to statutory enforcement procedures and limitations, including rights of redemption and limitations on obtaining deficiency judgments. In the event of a foreclosure, collection of the proceeds of the foreclosure may be delayed, and the amount of proceeds from the foreclosure may not be sufficient to pay the principal of and accrued interest on the defaulted Municipal Obligations.

                  From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. For example, the Tax Reform Act of 1986 (the "Act"), adopted in October 1986, substantially revised provisions of prior law affecting the issuance and use of proceeds of certain tax-exempt obligations. The Act made a new definition of private activity bonds applicable to many types of bonds, including those which were industrial development bonds under prior law. Interest on private activity bonds is exempt from regular federal income tax only if the bonds fall within and meet the requirements of certain defined categories of qualified private activity bonds. The Act also extended to all Municipal Obligations issued after August 16, 1986 (August

31, 1986 in the case of certain bonds) certain rules formerly applicable only to industrial development bonds. If the issuer fails to observe such rules, the interest on the Municipal Obligations may become taxable retroactive to the date of issue. In addition, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. (See the applicable Prospectus under "Taxes
- Federal Taxes.") Moreover, with respect to Missouri Obligations, the Fund cannot predict what legislation, if any, may be proposed in the Missouri Legislature relating to the status of the Missouri income tax on interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might adversely affect the availability of Municipal Obligations generally, or Missouri Obligations specifically, for investment by a Portfolio and the liquidity and value of a Portfolio's assets. In such an event, each Portfolio would reevaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

                  As stated in the Prospectuses and subject to its investment policies, the Money Market Portfolio may also invest in Municipal Obligations. Dividends paid by the Money Market Portfolio that are derived from interest on Municipal Obligations would be taxable to its shareholders for federal income tax purposes.

                  Variable and Floating Rate Instruments. Subject to their respective investment limitations, each Portfolio may purchase variable and floating rate obligations as described in the Prospectuses. The Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such obligations and, for obligations subject to a demand feature, will monitor their financial status to meet payment on demand. The Money Market Portfolios and the International Equity Portfolio will invest in such instruments only when the Adviser believes that any risk of loss due to issuer default is minimal. In determining average weighted portfolio maturity, a variable or floating rate instrument issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or a variable or floating rate instrument scheduled on its face to be paid in 397 days or less, will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Other variable or floating rate notes will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time the Portfolio can recover payment of principal as specified in the instrument.

                  Variable or floating rate obligations held by the Money Market Portfolios may have maturities of more than 397 days provided that: (i) the Portfolio is entitled to payment of principal at any time upon not more than 30 days' notice or at specified intervals not exceeding 397 days (upon not more than 30 days' notice); (ii) the rate of interest on a variable rate instrument is adjusted automatically on set dates not exceeding 397 days, and the instrument, upon adjustment, can reasonably be expected to have a market value that approximates its par value; and (iii) the rate of interest on a floating rate instrument is adjusted automatically whenever a specified interest rate changes and the instrument, at any time, can reasonably be expected to have a market value that approximates its par value.

                  The variable and floating rate demand instruments that the Tax-Exempt Portfolios may purchase include participations in Municipal Obligations purchased from and owned by financial institutions, primarily banks. Participation interests provide a Portfolio with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Portfolio. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

                  Restricted Securities. The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. The International Equity Portfolio will not invest more than 10% of its total assets in the securities of issuers which are restricted as to disposition, other than restricted securities eligible for resale pursuant to Rule 144A.

                  The Adviser or Sub-Adviser monitors the liquidity of restricted securities in the Fund's Portfolios under the supervision of the Board of Directors. In reaching liquidity decisions, the Adviser and Sub-Adviser may consider the following factors, although such factors may not necessarily be determinative: (1) the unregistered nature of a security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (4) the trading markets for the security; (5) dealer undertakings to make a market in the security; and (6) the nature of the security and the nature of the marketplace trades (including the time needed to dispose of the security, methods of soliciting offers, and mechanics of transfer).

                  CONVERTIBLE SECURITIES. As stated in their Prospectuses and subject to their respective investment limitations, the Equity and Bond Portfolios (other than the Short-Intermediate Municipal, Missouri Tax-Exempt Bond and National Municipal Bond Portfolios) may purchase convertible securities. Convertible securities entitle the holder to receive interest paid or accrued on debt until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

                  In selecting convertible securities for a Portfolio, the Adviser (or Sub-Adviser) will consider, among other factors, its evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying stocks; the prices of the securities relative to other comparable securities and to the benefits of sinking funds or other protective conditions; diversification of the Portfolio as to issuers; and whether the securities are rated by Ratings Agencies and, if so, the ratings assigned. A Portfolio will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock when, in the Adviser's or Sub-Adviser's opinion, the investment characterization of the underlying common stock will assist the Portfolio in achieving its investment objective. Otherwise a Portfolio may hold or trade convertible securities.

                  The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying stock while holding fixed income securities.

                  RIGHTS AND WARRANTS. As stated in the Prospectuses, the Equity Income, Equity Index, Growth & Income Equity, Growth Equity, Small Cap Equity, Small Cap Equity Index, International Equity and Balanced Portfolios (the "Equity Portfolios") may participate in rights offerings and purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Portfolios could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights' or warrants' expiration. Also, the purchase of rights or warrants involves the risk that the effective price paid for the right or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. The Portfolios will not invest more than 5% of their respective net assets, taken at market value, in warrants, or more than 2% of their respective net assets, taken at market value, in warrants not listed on the New York, American or Canadian Stock Exchanges. Warrants acquired by the Portfolios in units or attached to other securities are not subject to this restriction.

                  STAND-BY COMMITMENTS. As described in their Prospectuses and subject to their respective investment limitations, the Tax-Exempt Portfolios may acquire "stand-by commitments" with respect to Municipal Obligations held by a Portfolio. Under a stand-by commitment, a dealer or bank agrees to purchase from a Portfolio, at the Portfolio's option, specified Municipal Obligations at their amortized cost value to the Portfolio plus accrued interest, if any. Standby commitments acquired by a Portfolio must meet the quality standards described in the Prospectuses (be rated in the two highest categories as determined by a Rating Agency, or, if not rated, must be of comparable quality as determined by the Adviser pursuant to guidelines approved by the Fund's Board of Directors). Stand-by commitments are exercisable by a Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned by the Portfolio only with the underlying instruments. The Missouri Tax-Exempt Bond Portfolio expects that its investments in stand-by commitments will not exceed 5% of the value of its total assets under normal market conditions.

                  The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Tax-Exempt Portfolio may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities).

                  The Tax-Exempt Portfolios intend to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Adviser's opinion, present minimal credit risks. A Portfolio's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

                  Each Tax-Exempt Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments acquired by a Portfolio would be valued at zero in determining net asset value. The acquisition of a "stand-by commitment" by the Tax-Exempt Money Market Portfolio would thus not affect the valuation or assumed maturity of the underlying Municipal Obligations, which would continue to be valued in accordance with the amortized cost method. Where a Portfolio paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Portfolio. If a stand-by commitment is exercised, its cost will reduce the amount realized on the sale of the Municipal Obligations for purposes of determining the amount of gain or loss. If a stand-by commitment expires unexercised, its cost is added to the basis of the security to which it relates in those instances where the stand-by commitment was acquired on the same day as the bond, and in other cases will be treated as a capital loss at the time of expiration. Stand-by commitments would not affect the average weighted maturity of a Portfolio.

                  Tax-Exempt Derivatives. As described in their Prospectuses and subject to their respective investment limitations, the Tax-Exempt Portfolios may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. A number of different structures have been used. For example, interests in long-term fixed-rate Municipal Obligations, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created. Together, these features entitle the holder of the interest to tender (or put), the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying municipal securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying Municipal Obligation at its face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the bond's fixed coupon rate and the rate that would cause the bond, coupled with the tender option, to trade at par on the date of a rate adjustment. The Portfolios may hold tax-exempt derivatives, such as participation interests and custodial receipts, for Municipal Obligations which give the holder the right to receive payment of principal subject to the conditions described above. The Internal Revenue Service has not ruled on whether the interest received on tax-exempt derivatives in the form of participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinion of counsel to the sponsors of such derivative securities. Neither the Fund nor the Adviser will review the proceedings related to the creation of any tax-exempt derivatives or the basis for such opinions.

                  U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. Government obligations that may be held by the Portfolios, subject to their respective investment policies, include, in addition to U.S. Treasury bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, Resolution Trust Corporation, and International Bank for Reconstruction and Development.

                  Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government sponsored instrumentalities if it is not obligated to do so by law.

                  STRIPPED U.S. GOVERNMENT OBLIGATIONS. As described in the Prospectuses and subject to their respective investment policies, each Portfolio, except the Tax-Exempt Money Market, Short-Intermediate Municipal, Missouri Tax-Exempt Bond, Equity Index and Small Cap Equity Index Portfolios, may hold stripped U.S. Treasury securities, including (1) coupons that have been stripped from U.S. Treasury bonds, which are held through the Federal Reserve Bank's book-entry system called "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS") or (2) through a program entitled "Coupon Under Book-Entry Safekeeping" ("CUBES"). Each Portfolio (except the Treasury Money Market, Tax-Exempt Money Market, U.S. Government Securities, Short-Intermediate Municipal, Missouri Tax-Exempt Bond, National Municipal Bond, Equity Income, Equity Index, Small Cap Equity Index and International Equity Portfolios) may also acquire U.S. Government obligations and their unmatured interest coupons that have been stripped by a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts"

("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"). Such securities may not be as liquid as STRIPS and CUBES and are not viewed by the staff of the SEC as U.S. Government securities for purposes of the 1940 Act.

                  The stripped coupons are sold separately from the underlying principal, which is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped principal-only securities acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury Department sells itself. In the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder), the underlying U.S. Treasury bonds and notes themselves are held in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities, such as the Portfolios, most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for federal tax and security purposes.

                  The U.S. Government does not issue stripped Treasury securities directly. The STRIPS program, which is ongoing, is designed to facilitate the secondary market in the stripping of selected U.S. Treasury notes and bonds into separate interest and principal components. Under the program, the U.S. Treasury continues to sell its notes and bonds through its customary auction process. A purchaser of those specified notes and bonds who has access to a book-entry account at a Federal Reserve bank, however, may separate the Treasury notes and bonds into interest and principal components. The selected Treasury securities thereafter may be maintained in the book-entry system operated by the Federal Reserve in a manner that permits the separate trading and ownership of the interest and principal payments.

                  For custodial receipts, the underlying debt obligations are held separate from the general assets of the custodian and nominal holder of such securities, and are not subject to any right, charge, security interest, lien or claim of any kind in favor of or against the custodian or any person claiming through the custodian. The custodian is also responsible for applying all payments received on those underlying debt obligations to the related receipts or certificates without making any deductions other than applicable tax withholding. The custodian is required to maintain insurance for the protection of holders of receipts or certificates in customary amounts against losses resulting from the custody arrangement due to dishonest or fraudulent action by the custodian's employees. The holders of receipts or certificates, as the real parties in interest, are entitled to the rights and privileges of the underlying debt obligations, including the right, in the event of default in payment of principal or interest, to proceed individually against the issuer without acting in concert with other holders of those receipts or certificates or the custodian.

                  SECURITIES LENDING. As described in the Prospectuses, each Portfolio (except the Tax-Exempt Money Market and Missouri Tax-Exempt Bond Portfolios) may lend its portfolio securities to broker-dealers, banks or institutional borrowers. While these Portfolios would not have the right to vote securities on loan, each Portfolio intends to terminate the loan and regain the right to vote should this be considered important with respect to the investment. When the Portfolios lend their securities, they continue to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash collateral which will be invested in readily marketable, high quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Portfolio if a material event affecting the investment is to occur.

                  Securities lending arrangements with broker/dealers require that the loans be secured by the collateral equal in value to at least the market value of the securities loaned. During the term of such arrangements, the Portfolios will maintain such value by the daily marking-to-market of the collateral.

                  SECURITIES OF OTHER INVESTMENT COMPANIES. As described in the applicable Prospectuses, the Portfolios intend to limit investments in securities issued by other investment companies within the limits prescribed by the 1940 Act. Each Portfolio currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Portfolios and other investment companies advised by the Adviser.

                  ASSET-BACKED SECURITIES. Subject to their respective investment policies, the U.S. Government Securities, Intermediate Corporate Bond, Bond Index, Government & Corporate Bond and Balanced Portfolios may purchase asset-backed securities, as described in the Prospectuses. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and for this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

                  There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation with the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by the FNMA include FNMA Guaranteed Mortgage Pass-through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

                  Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

                  WHEN-ISSUED PURCHASES, DELAYED DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. When-issued, delayed delivery and forward commitment transactions are made to secure what is considered to be an advantageous price or yield for a Portfolio. When a Portfolio agrees to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, the Custodian (or sub-custodian) will maintain in a segregated account cash, U.S. Government securities, liquid portfolio securities or other high-grade debt obligations having a value (determined daily) at least equal to the amount of the Portfolio's commitments. In the case of a forward commitment to sell portfolio securities, the Custodian (or sub-custodian) will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that a Portfolio will maintain sufficient assets at all times to cover is obligations under when-issued purchases and delayed delivery and forward commitment transactions.

                  A Portfolio will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a delayed delivery or forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or renegotiate a commitment after it is entered into and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases, the Portfolio may realize a capital gain or loss.

                  When a Portfolio engages in when-issued, delayed delivery and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

                  The value of the securities underlying such commitments to purchase or sell securities, and any subsequent fluctuations in their value, is taken into account when determining a Portfolio's net asset value starting on the day the Portfolio agrees to purchase the securities. The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Portfolio makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Portfolio's assets, and fluctuations in the value of the underlying securities are not reflected in the Portfolio's net asset value as long as the commitment remains in effect.

                  Because the Portfolios will each set aside cash or liquid assets to satisfy its purchase commitments in the manner described, a Portfolio's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase securities on a when-issued or forward commitment basis ever exceeded 25% of the value of its total assets. The National Municipal Bond Portfolio expects that commitments to purchase when-issued securities will not exceed 5% of its total assets under normal market conditions.

                  FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The International Equity Portfolio is authorized to enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Portfolio to establish a rate of exchange for a future point in time. The Portfolio may enter into forward foreign currency exchange contracts when deemed advisable by their investment adviser under two circumstances.

                  When entering into a contract for the purchase or sale of a security, the International Equity Portfolio may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations in the value of the foreign currency relative to the U.S. dollar or other foreign currency between the date the security is purchased or sold and the date on which payment is made or received.

                  When the Sub-Adviser anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the International Equity Portfolio may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. The Portfolio does not intend to enter into forward contracts under this second circumstance on a regular or continuing basis. The Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency. While forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. Furthermore, forward foreign currency exchange contracts do not eliminate fluctuations in the underlying prices of securities. In addition, the Portfolio will incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

                  The Fund's Custodian will place in a separate account of the International Equity Portfolio cash or liquid securities in an amount equal to the value of the Portfolio's assets that could be required to consummate forward contracts entered into under the second circumstance, as set forth above. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Portfolio.

                  At the maturity of a forward contract, the International Equity Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

                  It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the International Equity Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

                  If the International Equity Portfolio retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, it will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. For a discussion of the Federal tax treatment of forward contracts, see "Additional Information Concerning Taxes -- Taxation of Certain Financial Instruments."

                  OPTIONS TRADING. As described in the Prospectuses, each of the Equity and Bond Portfolios (except the Short-Intermediate Municipal, Missouri Tax-Exempt Bond and National

Municipal Bond Portfolios) may purchase put options and each Portfolio (except the Short-Intermediate Municipal, Missouri Tax-Exempt Bond, National Municipal Bond and Growth Equity Portfolios) may purchase call options. Except as described below with respect to the Growth Equity Portfolio, such options will be listed on a national securities exchange and issued by the Options Clearing Corporation and, with respect to each Portfolio other than the Growth Equity Portfolio, will be in an amount not exceeding 10% of that Portfolio's net assets. The International Equity Portfolio will not invest more than 5% of its total assets in initial margin deposits and premiums (including without limitation, puts, calls, straddles and spreads) and any combination thereof. Options trading is a specialized activity which entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security or index increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a stock or bond index provides the holder with the right to make or receive a cash settlement upon the exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

                  A Portfolio's obligation to sell a security subject to a covered call option written by it may be terminated prior to the expiration date of the option by the Portfolio's executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Portfolio will have incurred a loss in the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, would not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Portfolio will write an option on a particular security only if the Adviser or Sub-Adviser believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Portfolio to make a closing purchase transaction in order to close out its position.

                  The Growth Equity Portfolio may purchase and write over-the-counter options or portfolio securities in negotiated transactions with the buyers or writers of the options for those options on portfolio securities held by the Portfolio that are not traded on an exchange.

                  When a Portfolio writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio's statement of assets and liabilities as a deferred credit. The amount of the deferred credit is subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. Any gain on a covered call option may be offset by a decline in the market price of the underlying security during the option period. If a covered call option is exercised, the Portfolio may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Portfolio will realize a gain or loss. Premiums from expired options written by a Portfolio and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

                  As noted previously, there are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, even when traded on a national securities exchange ("Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms. Exchange-traded options have a continuous liquid market while over-the-counter options may not.

                  A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

                  FOREIGN CURRENCY PUT AND CALL OPTIONS. The International Equity Portfolio may purchase foreign currency put options on U.S. exchanges or U.S. over-the-counter markets. (See "Other Applicable Investment Policies -- Options Trading" above for a discussion of options trading). A put option gives the Portfolio, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency. Exchange listed options markets in the United States include seven major currencies, and trading may be thin and illiquid. The seven major currencies are Australian dollars, British pounds, Canadian dollars, German marks, French francs, Japanese yen and Swiss francs.

                  FUTURES CONTRACTS. As discussed in the Prospectuses, the Equity Portfolios and the U.S. Government Securities, Intermediate Corporate Bond, Bond Index and Government & Corporate Bond Portfolios may invest in futures contracts (and with respect to the International Equity Portfolio -- interest rate, foreign currency and other types of financial futures contracts) and options thereon (stock or bond index futures contracts or interest rate futures or options) to hedge or manage risks associated with a Portfolio's securities investments. To enter into a futures contract, an amount of cash and cash equivalents, equal to the market value of the futures contracts, is deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Portfolio had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, a Portfolio might be required to make delivery of the instruments underlying futures contracts that it holds. The inability to close options and futures positions also could have an adverse impact on a Portfolio's ability to hedge effectively.

                  Successful use of futures by a Portfolio is also subject to the Adviser's or Sub-Adviser's ability to predict movements correctly in the direction of the market. There is an imperfect correlation between movements in the price of futures and movements in the price of the securities which are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser or Sub-Adviser may still not result in a successful hedging transaction over a short time frame.

                  The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

                  Utilization of futures transactions by a Portfolio involves the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

                  Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

                  The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

                  ADRs AND EDRs. The Intermediate Corporate Bond, Government & Corporate Bond, Equity Income, Growth & Income Equity, Growth Equity, Small Cap Equity, International Equity and Balanced Portfolios may invest their assets in securities such as ADRs and EDRs, which are receipts issued by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs and EDRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR and EDR prices are denominated in U.S. dollars, even though the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. Investments in such instruments involve risks similar to those of investing directly in foreign securities. Such risks include political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.

                  MONEY MARKET INSTRUMENTS. As stated in the Prospectuses and subject to their respective investment policies, the Equity and Bond Portfolios may invest in the following taxable investments for temporary defensive or other purposes: commercial paper, bankers' acceptances, certificates of deposit, time deposits and floating rate notes. (See "Investment Objectives and Policies -- Money Market Portfolio" above for a discussion of cash equivalents and "Investment Objectives and Policies -- Other Applicable Investment Policies -- Variable and Floating Rate Instruments" above for a discussion of variable and floating rate instruments.)

                  The International Equity Portfolio may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations may include ECDs; ETDs; CTDs; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee CDs; and Yankee BAs. (See "Investment Objectives and Policies -- Money Market Portfolio" above for a description of certain of these obligations.)

                  REPURCHASE AGREEMENTS. Under the terms of a repurchase agreement, a Portfolio purchases securities from financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Adviser under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase them at a mutually agreed-upon date and price. Securities subject to repurchase agreements are held by the Portfolios' Custodian or in the Federal Reserve/Treasury book-entry system. During the term of any repurchase agreement, the Adviser will continue to monitor the creditworthiness of the seller. The repurchase price generally equals 102% of the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio securities). Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the agreement at not less than the repurchase price, and securities subject to repurchase agreements are maintained by the Portfolios' Custodian in segregated accounts in accordance with the 1940 Act. Default by the seller could, however, expose the Portfolio to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. Repurchase agreements are considered to be loans by the Portfolio under the 1940 Act.

                  REVERSE REPURCHASE AGREEMENTS. As described in the Prospectuses, the Portfolios (except the Treasury Money Market and the Tax-Exempt Portfolios) may enter into reverse repurchase agreements. At the time a Portfolio enters into such an arrangement, it will place, in a segregated custodial account, liquid assets having a value at least equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained.

                  Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the price of the securities that it is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Each Portfolio intends to limit its borrowings (including reverse repurchase agreements) during the current fiscal year to not more than 5% of its net assets.

PORTFOLIO TURNOVER AND TRANSACTIONS

                  Subject to the general control of the Fund's Board of Directors, the Adviser (and with respect to the International Equity Portfolio, the Sub-Adviser) is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Portfolios.

                  In the case of the Equity and Bond Portfolios, portfolio turnover may vary greatly from year to year as well as within a particular year. Portfolio turnover may also be affected by cash requirements for redemptions of shares and by requirements which enable a Portfolio to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making investment decisions.

                  The Fund did not acquire any securities of its "regular brokers or dealers" or their parents during its most recent fiscal year.

                  Transactions on United States stock exchanges involve the payment of negotiated brokerage commissions. On the exchanges on which commissions are negotiated, the cost of the transactions may vary among different brokers. During the fiscal years ended November 30, 1997, 1996 and 1995, the Growth & Income Equity Portfolio paid $858,757, $708,924 and $461,078, respectively, in brokerage commissions. During the fiscal years ended November 30, 1997, 1996 and 1995, the Small Cap Equity Portfolio paid $428,191, $352,745 and $307,607, respectively, in brokerage commissions. During the fiscal years ended November 30, 1997, 1996 and 1995 the International Equity Portfolio paid $248,564, $235,230 and $129,568 respectively, in brokerage commissions. During the fiscal years ended November 30, 1997, 1996 and 1995, the Balanced Portfolio paid $120,705, $144,448 and $96,090 in brokerage commissions. During the period October 1, 1997 through November 30, 1997 and for the fiscal years ended September 30, 1997, 1996 and 1995, the Growth Equity Portfolio paid brokerage commissions of $95,470, $71,770, and $42,563, respectively. During the fiscal year ended November 30, 1997, the Equity Income Portfolio paid $151,046 in brokerage commissions. During the fiscal year ended November 30, 1997, the Equity Index Portfolio paid $10,259 in brokerage commissions. No commissions were paid by the Fund to any "affiliated" persons (as defined in the 1940 Act) of the Fund. The Small Cap Equity Index Portfolio had not commenced operations as of November 30, 1997.

                  Securities purchased and sold by the Portfolios which are traded in the over-the-counter market are generally done so on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price of those securities includes an undisclosed commission or mark-up. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

                  The Portfolios may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Portfolios will engage in this practice, however, only when the Adviser (or Sub-Adviser in the case of the International Equity Portfolio), in its sole discretion, believes such practice to be otherwise in a Portfolio's interests.

                  While the Adviser (or Sub-Adviser in the case of the International Equity Portfolio) generally seeks competitive spreads or commissions, it may not necessarily allocate each transaction to the underwriter or dealer charging the lowest spread or commission available on the transaction. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser or Sub-Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

                  Subject to this consideration, dealers who provide supplemental investment research to the Adviser (or Sub-Adviser) may receive orders for transactions by a Portfolio. Information so received is in addition to and not in lieu of services required to be performed by the Adviser (or Sub-Adviser) and does not reduce the advisory fees payable to it by a Portfolio. Such information may be useful to the Adviser (or Sub-Adviser) in serving both the Portfolios and other clients, and conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser (or Sub-Adviser) in carrying out its obligations to the Portfolios. Portfolio securities will not be purchased from or sold to the Adviser, the Sub-Adviser, the Distributor, the Administrator or any "affiliated person" (as such term is defined under the 1940 Act) or any of them acting as principal, except to the extent permitted by the SEC. In addition, the Portfolios will not give preference to the Adviser's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.

                  Investment decisions for the Portfolios are made independently from those for other investment companies and accounts advised or managed by the Adviser (or Sub-Adviser). Such other investment companies and accounts may also invest in the same securities as the Portfolios. When a purchase or sale of the same security is made at substantially the same time on behalf of a Portfolio and another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser (or Sub-Adviser) believes to be equitable to the Portfolio and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Portfolio or the size of the position obtained by the Portfolio. To the extent permitted by law, the Adviser (or Sub-Adviser) may aggregate the securities to be sold or purchased for the Portfolios with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.

SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN MISSOURI OBLIGATIONS

                  The following highlights some of the more important economic and financial trends and considerations and is based on information from official statements, prospectuses and other publicly available documents relating to securities offerings of the State of Missouri, its agencies and instrumentalities, as available on the date of this Statement of Additional

Information. The Fund has not independently verified any of the information contained in such statements or other documents.

                  Missouri's population was approximately 5.4 million in 1996, which represents a 4.7% increase from the 1990 decennial census of the U.S. Census Bureau. Based on 1996 U.S. Census Bureau estimates, Missouri constituted the 16th most populous state and its two largest cities, St. Louis and Kansas City and their surrounding metropolitan areas, constituted the 17th and 26th largest metropolitan areas in the nation, respectively. St. Louis is a distribution center and an important site for banking and manufacturing activity. Kansas City is a major agri-business center for the United States and an important center for finance and industry. [Source: U.S. Department of Commerce, Bureau of the Census.]

                  The major sectors of the State's economy include agriculture, manufacturing, trade, government and services. Farming traditionally has played a dominant role in the State's economy, although farming and agricultural services contributed only approximately $1.25 billion to the State's economy in 1996, or approximately 1% of the State's revenues. With increasing urbanization, significant income-generating activity has shifted from agriculture to the manufacturing and services sectors. Earnings and employment are distributed among the manufacturing, trade and service sectors in a close approximation of the average national distribution, thus lessening the State's cyclical sensitivity to impact by any single activity. Per capita income in Missouri grew 4.9% between 1995 and 1996 while per capita income nationally grew 4.6% during that period. In 1996, services represented the single most important economic activity, followed by wholesale and retail trade. Manufacturing, which accounts for approximately 17% of employment, is concentrated in defense, transportation and other durable goods. [Source: U.S. Census Bureau, Bureau of Economic Analysis.]

                  Defense-related business plays an important role in Missouri's economy. In addition to the large number of civilians in the State, aircraft production and defense-related businesses receive sizable annual defense contract awards. Over the past decade, Missouri has annually ranked among the top six states in total military contract awards. Declining defense appropriations and federal downsizing may continue to have an impact on the State. [Source: Missouri Dept. of Economic Development.] The Boeing Company is the State's largest employer, with 22,800 employees as of January 1998.

                  Revenue collections for the fiscal year ended June 30, 1998 ("Fiscal Year 1998") increased 5.7% over those for fiscal year 1997. Sales and use tax collections for Fiscal Year 1998 were $1.706 billion, and individual and corporate income tax collections were $3.765 billion and $449 million, respectively. A strong economy and low unemployment primarily were the cause of the overall increase in state general revenue collections during Fiscal Year 1998. Sales and use tax collections decreased 0.4% from fiscal year 1997 due to the Governor's initiative to reduce the sales tax on food. Corporate income tax collections also decreased 4.9% for the fiscal year due to tax incentives to promote economic growth and changes in business structures.

                  For the fiscal year ending June 30, 1999 ("Fiscal Year 1999") revenues are projected to be $6,784 million or, assuming the Governor's recommended tax reductions of $120 million are enacted, $6,664 million. The Fiscal Year 1999 revenue estimates by the Missouri Office of Administration, Division of Budget and Planning (the "Division") project a 4.8% gross collection growth over Fiscal Year 1998. The Division also predicts a revenues will not exceed the revenue limits established by Article X of the Missouri Constitution for Fiscal Year 1999 if the Governor's recommended tax reductions are enacted. Expenditures for Fiscal Year 1999 are projected at $4,449 million, including $250.6 million for the St. Louis and Kansas City desegregation cases.

INVESTMENT LIMITATIONS

                  The following investment limitations may be changed with respect to a particular Portfolio only by an affirmative vote of a majority of the outstanding shares of that Portfolio (as defined under "Other Information Concerning the Fund and Its Shares -- Miscellaneous" in the Portfolios' Prospectuses). These investment limitations supplement those that appear in the Prospectuses.

                  THE TREASURY MONEY MARKET PORTFOLIO MAY NOT:

                  1. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

                  2. Borrow money except from banks for temporary purposes and then in an amount not exceeding 10% of the value of the Portfolio's total assets, or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Portfolio's total assets at the time of such borrowing. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio by enabling the Fund to meet redemption requests where the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous).

                  3. Underwrite the securities of other issuers.

                  4. Make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective and policies, lend portfolio securities, and, under the certain circumstances described in the Prospectuses, enter into repurchase agreements for U.S. Treasury securities that equal at all times at least 100% of the value of the repurchase price.

                  5. Purchase or sell real estate.

                  6. Purchase or sell commodities or commodity contracts or invest in oil, gas, or other mineral exploration programs.

                  THE MONEY MARKET PORTFOLIO MAY NOT:

                  1. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets, or where otherwise permitted by the 1940 Act.

                  2. Purchase securities of any one issuer, other than obligations of the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Portfolio's total assets would be invested in such issuer, except that up to 25% of the value of a Portfolio's total assets may be invested without regard to such 5% limitation.

                  3. Buy common stocks or voting securities, or state, municipal or industrial revenue bonds.

                  4. Purchase or sell real estate (the Portfolio may purchase commercial paper issued by companies which invest in real estate or interests therein).

                  5. Purchase securities on margin, make short sales of securities or maintain a short position.

                  6. Underwrite the securities of other issuers.

                  7. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs.

                  8. Write or purchase put or call options.

                  In accordance with Rule 2a-7 of the 1940 Act, the Money Market Portfolio intends to invest no more than five percent of its total assets in the securities of any one issuer; provided, however, that the Portfolio may invest more than five percent of its total assets in the First Tier Eligible Securities of a single issuer for a period of up to three business days after the purchase thereof, provided, further that the Portfolio would not make more than one investment in accordance with the foregoing provision at any time. This intention is not, however, a fundamental policy of the Portfolio and may change in the event Rule 2a-7 is amended in the future.

                  THE TAX-EXEMPT MONEY MARKET PORTFOLIO MAY NOT:

                  1. Make loans, except that the Portfolio may purchase or hold debt instruments in accordance with its investment objective and policies.

                  2. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition or reorganization or where otherwise permitted by the 1940 Act.

                  3. Purchase securities on margin, make short sales of securities, or maintain a short position.

                  4. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as the Portfolio might be deemed to be an underwriter upon purchase of certain portfolio securities acquired subject to the investment limitation pertaining to purchases of restricted securities.

                  5. Purchase or sell real estate, except that the Portfolio may invest in Municipal Obligations which are secured by real estate or interests therein.

                  6. Purchase or sell commodities or commodity contracts or invest in oil, gas, or other mineral exploration or development programs.

                  7. Invest in or sell put options (except as described above under "Investment Objectives and Policies -- Stand-by Commitments"), call options, straddles, spreads, or any combination thereof.

                  8. Purchase foreign securities.

                  9. Invest in industrial development bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation, or buy common stock or voting securities.

                  10. Purchase any securities, except securities issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, which would cause 25% or more of the Portfolio's net assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry.

                  With respect to investment limitation no. 1 pertaining to the Tax-Exempt Money Market Portfolio in the Prospectuses, the Fund intends that guarantees will only be treated as separate securities for diversification purposes to the extent required by Rule 5b-2 under the 1940 Act. Letters of credit will not be treated as separate securities with regard to diversification as the Fund does not consider the latter instruments to be securities.

                  THE U.S. GOVERNMENT SECURITIES, INTERMEDIATE CORPORATE BOND, BOND INDEX, GOVERNMENT & CORPORATE BOND, NATIONAL MUNICIPAL BOND, EQUITY INCOME, EQUITY INDEX, GROWTH & INCOME EQUITY, SMALL CAP EQUITY, SMALL CAP EQUITY INDEX, AND BALANCED PORTFOLIOS MAY NOT:

                  1. Make investments for the purpose of exercising control or management.

                  2. Purchase or sell real estate, provided that each Portfolio may invest in securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein; provided further that, as described in the Prospectuses, (a) the Government & Corporate Bond Portfolio may invest in first mortgage loans, income participation loans and participation certificates in pools of mortgages, including mortgages issued or guaranteed by the U.S. Government, its agencies or its instrumentalities and

CMOs; (b) the U.S. Government Securities Portfolio may invest in certain mortgage-backed securities, CMOs and certain other securities; (c) the Intermediate Corporate Bond Portfolio may invest in first mortgage loans, income participation loans and participation certificates in pools of mortgages, including mortgages issued or guaranteed by the U.S. Government, its agencies or instrumentalities, mortgage-backed securities or CMOs; and (d) the Bond Index Portfolio may invest in first mortgage loans, income participation loans and participations in pools of mortgages, including mortgages issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and mortgage-backed securities.

                  3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as a Portfolio might be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with a Portfolio's investment objective, policies and limitations may be deemed to be underwriting.

                  4. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Intermediate Corporate Bond, Bond Index, National Municipal Bond, Equity Income, Equity Index, Small Cap Equity Index and Balanced Portfolios may, to the extent appropriate to their respective investment objectives, purchase publicly traded securities of companies engaging in whole or in part in such activities; and provided further, that (a) the Bond Index, Equity Index and Balanced Portfolios may enter into futures contracts and related options, and (b) the Intermediate Corporate Bond, Equity Income and Small Cap Equity Index Portfolios may invest in futures contracts and related options in accordance with their respective investment obligations and policies.

                  5. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a), with the exception of the National Municipal Bond Portfolio, this investment limitation shall not apply to a Portfolio's transactions in options, and futures contracts and related options, and (b) a Portfolio may obtain short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities.

                  THE GROWTH EQUITY PORTFOLIO MAY NOT:

                  1. Sell any securities short or purchase any securities on margin, but may obtain such short-term credits as are necessary for clearance of purchases and sales of securities. The deposit or payment by the Portfolio of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

                  2. Purchase or sell commodities, commodity contracts, or commodity futures contracts except to the extent that the Portfolio may engage in transactions involving financial futures contracts or options on financial futures contracts.

                  3. Purchase or sell real estate, including limited partnership interests, although the Portfolio may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or which represent interests in real estate.

                  4. Underwrite any issue of securities, except as the Portfolio may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

                  The following limitations may be changed by the Fund's Board of Directors without shareholder approval, although shareholders will be notified before any material change in these limitations becomes effective:

                  5. The Portfolio will not mortgage, pledge, or hypothecate any assets, except to secure permitted borrowings. In these cases, the Portfolio may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of its total assets at the time of the pledge. The purchase of securities on a when-issued basis will not be deemed to be a pledge of the Portfolio's assets. For purposes of this limitation the following will not be deemed to be pledges of the Portfolio's assets: (a) the deposit of assets in escrow in connection with the writing of covered put or call options and, (b) collateral arrangements with respect to (i) the purchase and sale of stock options (and options on stock indexes) and (ii) initial or variation margin for futures contracts.

                  6. The Portfolio will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement more than seven days after notice, over-the-counter options, certain restricted securities not determined by the Fund's Board of Directors to be liquid, and non-negotiable time deposits with maturities over seven days.

                  7. The Portfolio will limit its investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, invest no more than 5% of its total assets in any one investment company, and invest no more than 10% of its total assets in investment companies in general. The Portfolio will purchase securities of closed-end investment companies only in open market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets. It should be noted that investment companies incur certain expenses such as management fees and, therefore, any investment by the Portfolio in shares of another investment company would be subject to such duplicate expenses.

                  8. The Portfolio will not purchase put options on securities, unless the securities are held in its portfolio and not more than 5% of the value of the Portfolio's total assets would be invested in premiums on open put option positions.

                  9. The Portfolio will not write call options on securities unless the securities are held in its portfolio or unless the Portfolio is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.

                  10. The Portfolio will not purchase securities of a company for the purpose of exercising control or management.

                  11. The Portfolio will not invest more than 5% of its net assets in warrants. No more than 2% of the Portfolio's net assets, to be included within the overall 5% limit on investments in warrants, may be warrants which are not listed on the New York Stock Exchange or the American Stock Exchange. For purposes of this investment restriction, warrants will be valued at the lower of cost or market, except that warrants acquired by the Portfolio in units with or attached to securities may be deemed to be without value.

                  THE INTERNATIONAL EQUITY PORTFOLIO MAY NOT:

                  1. Make investments for the purpose of exercising control or management.

                  2. Purchase or sell real estate, provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein.

                  3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as the Portfolio might be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be underwriting.

                  4. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that: (a) it may, to the extent appropriate to its investment objective, invest in securities issued by companies which purchase or sell commodities or commodity contracts or which invest in such programs; and (b) it may purchase and sell futures contracts and options on futures contracts.

                  THE SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO MAY NOT:

                  1. Make investments for the purpose of exercising control or management.

                  2. Purchase or sell real estate, except that the Portfolio may invest in Municipal Obligations which are secured by real estate or interests therein.

                  3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as the Portfolio might be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be underwriting.

                  4. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs.

                  THE MISSOURI TAX-EXEMPT BOND PORTFOLIO MAY NOT:

                  1. Purchase or sell real estate, except that the Portfolio may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

                  2. Purchase securities of companies for the purpose of exercising control.

                  3. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or as otherwise permitted by the 1940 Act.

                  4. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as it might be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be underwriting.

                  5. Purchase securities on margin, make short sales of securities or maintain a short position, except that the Portfolio may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

                  6. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Portfolio may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities.

                  7. Write or sell put options, call options, straddles, spreads, or any combination thereof.


                                 NET ASSET VALUE

As stated in the applicable Prospectuses, the net asset value per share of each class of shares of a Portfolio is calculated separately by adding the value of all of the portfolio securities and other assets belonging to a Portfolio that are attributable to such class, subtracting the liabilities of the Fund that are attributable to such class, and dividing the result by the number of outstanding shares of such class. Assets attributable to a particular class of shares of a Portfolio are charged with any direct liabilities that the Board of Directors has allocated to such class pursuant to the Fund's Plan for Operation of a Multi-Class System adopted pursuant to Rule 18f-3 under the 1940 Act. The determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of general assets, with respect to a particular Portfolio or class are conclusive.

THE MONEY MARKET PORTFOLIOS

                  The assets in the Money Market Portfolios are valued according to the amortized cost method of valuation. Pursuant to this method, an instrument is valued at its cost initially and, thereafter, a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the market price a Portfolio would receive if it sold the instrument. The value of securities in the Portfolios can be expected to vary inversely with changes in prevailing interest rates.

                  Each Portfolio invests only in instruments that present minimal credit risks and meet the ratings criteria described in the Prospectuses. In addition, each Portfolio maintains a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that no Portfolio will purchase any security with a remaining maturity of more than thirteen months (397 days) (securities subject to repurchase agreements and certain other securities may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity that exceeds 90 days. The Fund's Board of Directors has approved procedures that are intended to stabilize the Portfolios' net asset value per share at $1.00 for purposes of pricing sales and redemptions. These procedures include the determination, at such intervals as the Board deems appropriate, of the extent, if any, to which the net asset value per share of a Portfolio calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from a Portfolio's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include, but are not limited to, selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; or utilizing a net asset value per share determined by using available market quotations.

THE EQUITY AND BOND PORTFOLIOS

                  Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the current bid and asked prices. Restricted securities and other assets for which market quotations are not readily available are valued at fair value as determined in accordance with guidelines approved by the Fund's Board of Directors. In computing net asset value, the current value of a Portfolio's open futures contracts and related options will be "marked-to-market." Short-term securities are valued at amortized cost, which approximates fair market value.

                  Among the factors that ordinarily will be considered in valuing portfolio securities are the existence of restrictions upon the sale of the security by the Portfolio, the existence and extent of a market for the security, the extent of any discount in acquiring the security, the estimated time during which the security will not be freely marketable, the expenses of registering or otherwise qualifying the security for public sale, underwriting commissions if underwriting would be required to effect a sale, the current yields on comparable securities for debt obligations traded independently of any equity equivalent, changes in the financial condition and prospects of the issuer, and any other factors affecting fair value. In making valuations, opinions of counsel to the issuer may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

                  The Administrator may use a pricing service to value certain portfolio securities where the prices provided are believed to reflect the fair market value of such securities. The methods of valuation used by the pricing service will be reviewed by the Administrator under the general supervision of the Fund's Board of Directors. Several pricing services are available, one or more of which may be used by the Administrator from time to time. In valuing a Portfolio's securities, the pricing service would normally take into consideration such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances, and other factors which are deemed relevant in determining valuations for normal institutionalized trading units of debt securities and would not rely exclusively on quoted prices.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                  Shares in each Portfolio are sold on a continuous basis by the Distributor. As described in the applicable Prospectuses, Trust Shares, Trust II Shares and Institutional Shares of each Portfolio (Money Market Portfolios only, with respect to Trust II Shares) are sold to certain qualified customers at their net asset value without a sales charge. Investor A Shares of each Portfolio (other than Investor A Shares of the Money Market Portfolios which are sold at their net asset value without a sales charge) are sold to retail customers at the public offering price based on a Portfolio's net asset value plus a front-end load or sales charge as described in the applicable Prospectuses. Investor B Shares of each Portfolio (other than the Treasury Money Market, Tax-Exempt Money Market, Intermediate Corporate Bond, Bond Index, Short-Intermediate Municipal, Equity Index and Small Cap Equity Index Portfolios, which do not offer Investor B Shares) are sold to retail customers at the net asset value next determined after a purchase order is received, but are subject to a contingent deferred sales charge which is payable on redemption of such shares as described in the applicable Prospectuses.

                  The Fund may redeem shares involuntarily if the net income with respect to a Portfolio's shares is negative or such redemption otherwise appears appropriate in light of the Fund's responsibilities under the 1940 Act.

                  An illustration of the computation of the public offering price per share of Investor A Shares of the Equity and Bond Portfolios, based on the value of each Portfolio's net assets and the number of outstanding Investor A Shares on November 30, 1997 and the maximum front-end sales charge of 4.5% (2.5% with respect to the U.S. Government Securities, Bond Index, Short-Intermediate Municipal, Equity Index and Small Cap Equity Index Portfolios) currently applicable, is as follows: (the following illustration is hypothetical with respect to Investor A Shares of the Small Cap Equity Index Portfolio and is based on the projected value of such Portfolio's estimated net assets and projected number of outstanding shares on the date its shares are first offered for sale to public investors).

                            Intermediate      Government &       Missouri            National        Equity Income
                           Corporate Bond    Corporate Bond     Tax-Exempt          Municipal          Portfolio
                              Portfolio         Portfolio          Bond                Bond            ---------
                              ---------         ---------        Portfolio           Portfolio
                                                                 ---------           ---------
Net Assets                     $276,844        $4,773,548       $23,721,870          $716,757          $173,410

Outstanding Shares               27,384           461,121         1,998,194            69,821            15,004

Net Asset Value                  $10.11            $10.35            $11.87            $10.27            $11.56
  Per Share

Sales Charge, 4.50%               $0.48             $0.49             $0.56             $0.48             $0.54
 of offering price
 (4.70% of net asset
 value per share)

Offering Price                   $10.59            $10.84            $12.43            $10.75            $12.10
  to Public

                           Growth & Income          Growth Equity         Small Cap            International          Balanced
                               Equity                 Portfolio            Equity                 Equity              Portfolio
                              Portfolio               ---------           Portfolio              Portfolio            ---------
                              ---------                                   ---------              ---------

Net Assets                    $46,371,949            $3,467,455           $14,213,142            $2,853,914            $9,922,872

Outstanding Shares             2,195,391               213,232              945,598                238,052               748,059

Net Asset Value                  $21.12                $16.26                $15.03                $11.99                $13.26
  Per Share

Sales Charge, 4.50%               $1.00                 $0.77                 $0.71                 $0.56                 $0.62
  of offering price
  (4.70% of net
  asset value per
  share)


Offering Price                   $22.12                $17.03                $15.74                $12.55                $13.88
  to Public

                         U.S. GOVERNMENT        BOND INDEX         SHORT-INTERMEDIATE           EQUITY            SMALL CAP
                           SECURITIES           PORTFOLIO              MUNICIPAL                 INDEX           EQUITY INDEX
                            PORTFOLIO           ---------              PORTFOLIO               PORTFOLIO          PORTFOLIO
                            ---------                                  ---------               ---------          ---------
 Net Assets                $5,180,865            $54,696                $16,337                $205,851              $10

 Outstanding Shares          488,002              5,377                  1,617                  17,248                1

 Net Asset Value             $10.62               $10.17                 $10.11                 $11.93              $10.00
   Per Share

 Sales Charge, 2.50%          $0.27               $0.26                  $0.26                   $0.31              $0.26
   of offering price
   (2.60% of net
   asset value per
   share)

 Offering Price              $10.89               $10.43                 $10.37                 $12.24              $10.26
   to Public


                  Under the 1940 Act, a Portfolio may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closing; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

                  In addition to the situations described in the Prospectuses under "How to Purchase and Redeem Shares," the Portfolios may redeem shares involuntarily to reimburse the Portfolios for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Portfolio shares as provided in the applicable Prospectuses from time to time.


                  ADDITIONAL YIELD AND TOTAL RETURN INFORMATION

THE MONEY MARKET PORTFOLIOS

                  A Money Market Portfolio's "yield" and "effective yield," as described in the Prospectuses, are calculated separately for Trust Shares, Trust II Shares, Institutional Shares, Investor A Shares and Investor B Shares of the Portfolios according to formulas prescribed by the SEC. Standardized 7 day "yield" is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in a Portfolio having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7). The net change in the value of an account includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares, net of all fees, other than nonrecurring account or sales charges, that are charged by the Portfolio to all shareholder accounts in proportion to the length of the base period and the Portfolio's mean (or median) account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. "Effective yield" is computed by compounding the unannualized base period return (calculated as above) by adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result. Based upon the same calculations, each Portfolio's 30 day yields and 30 day effective yields may also be quoted. The Tax-Exempt Money Market Portfolio's "tax-equivalent yield" is computed by dividing the tax-exempt portion of the yield (calculated as above) by one minus a stated federal income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt. In addition, a "Missouri" tax-equivalent yield may be calculated by dividing the portion of the Tax-Exempt Money Market Portfolio's yield (calculated as above) that is exempt from federal tax and the portion that is exempt from Missouri personal income tax by one minus a stated tax rate and adding such figure to that portion, if any, of the Portfolio's yield that is not exempt from federal or state income tax. Based on the foregoing calculations, for the year ended November 30, 1997, the 7-day yields, 7-day effective yields and the 30-day yields were as follows:

                                                                       7-DAY EFFECTIVE
                     PORTFOLIO*          7-DAY YIELD                        YIELD                      30-DAY YIELD
                     ----------          -----------                   ---------------                 ------------

 Treasury Money Market
        Trust Shares                        4.58%                           4.68%                         4.53%
        Institutional Shares                4.41%                           4.50%                         4.36%
        Investor A Shares                   4.41%                           4.50%                         4.36%

 Money Market
        Trust Shares                        5.04%                           5.17%                         5.02%
        Institutional Shares                4.91%                           5.03%                         4.89%
        Investor A Shares                   4.91%                           5.03%                         4.89%
        Investor B Shares                   4.16%                           4.25%                         4.14%

 Tax-Exempt Money Market
        Trust Shares                        3.21%                           3.26%                         3.20%
        Investor A Shares                   3.01%                           3.06%                         3.00%

--------------------

*        Trust II Shares of the Money Market Portfolios were not offered as of November 30, 1997.

                  Based on the foregoing calculations, the tax-equivalent yields and tax-equivalent effective yields of the Tax-Exempt Money Market Portfolio for the same 7-day and 30-day periods were as follows (assuming payment of federal income tax at a rate of 39.60%):

                     PORTFOLIO*         7-DAY TAX-EQUIVALENT YIELD                7-DAY TAX-                 30-DAY TAX-EQUIVALENT
                     ---------          --------------------------                EQUIVALENT                         YIELD
                                                                               Effective Yield                      -------
                                                                               ---------------
 Tax-Exempt Money Market
        Trust Shares                              2.98%                             3.03%                            2.97%
        Investor A Shares                         2.97%                             3.02%                            2.96%


--------------------

*        Trust II Shares of the Tax-Exempt Money Market Portfolio were not offered as of November 30, 1997.

                  In addition, as described in the applicable Prospectuses, the Treasury Money Market Portfolio may calculate a 7 day "state tax-exempt yield," which is computed by dividing the portion of the Portfolio's yield (calculated as above) that is exempt from state income tax by one minus a state income tax rate. Based upon the same calculations, the Portfolio's 30 day state tax-exempt yield may also be quoted.

                  A Portfolio's quoted yield is not indicative of future yields and depends upon factors such as portfolio maturity, the Portfolio's expenses, and the types of instruments held by the Portfolio. Any account fees imposed by financial institutions, Service Organizations, or broker-dealers would reduce a Portfolio's effective yield.

THE EQUITY AND BOND PORTFOLIOS

                  An Equity and Bond Portfolio's 30 day "yield" described in the Prospectuses is calculated separately for Trust Shares, Institutional Shares, Investor A Shares and/or Investor B Shares of a Portfolio by dividing the Portfolio's net investment income per share earned during a 30-day period by the maximum offering price per share (the "maximum offering price") with respect to Investor A Shares and the net asset value per share with respect to Trust Shares, Institutional Shares and Investor B Shares on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Portfolio's net investment income per share (irrespective of series) earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes income dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                                               a-b
                           Yield = 2 [(-------)6 - 1]
                                              cd + 1

                  Where: a =  dividends and interest earned during the period.

                         b =  expenses accrued for the period (net of
                              reimbursements).

                           c = the average daily number of shares outstanding
that were entitled to receive dividends.

                           d = maximum offering price per share on the last day
of the period.

                  For the purpose of determining interest earned during the period (variable "a" in the formula), dividend income on equity securities held by a Portfolio is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in that Portfolio. A Portfolio calculates interest earned on any debt obligation held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each 30 day period, or, with respect to obligations purchased during the 30 day period, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent 30 day period that the obligation is in the portfolio. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

                  Interest earned on Municipal Obligations of the Short-Intermediate Municipal, Missouri Tax-Exempt Bond and National Municipal Bond Portfolios that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of Municipal Obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of Municipal Obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

                  Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Portfolio to all shareholder accounts in proportion to the length of the base period and the Portfolio's mean (or median) account size. Investor A Shares, Investor B Shares, Institutional Shares and Trust Shares each bear separate fees applicable to the particular class of shares. Undeclared earned income will not be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is net investment income which, at the end of the base period, has not been declared and paid as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter.

                  The Short-Intermediate Municipal, Missouri Tax-Exempt Bond and National Municipal Bond Portfolios' "tax-equivalent" yield for each class of shares is computed by dividing the portion of a Portfolio's yield (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate and adding that figure to that portion, if any, of the Portfolio's yield that is not exempt from federal income tax. Similarly, the Missouri

Tax-Exempt Bond Portfolio's "Missouri tax-equivalent" yields for each class of shares is calculated by dividing the portion of a Portfolio's yield (calculated as above) that is exempt from federal tax and the portion that is exempt from Missouri personal income tax by one minus a stated tax rate and adding such figure to that portion, if any, of the Portfolio's yield that is not exempt from federal or state income tax.

                  The Fund currently calculates 30-day yields for its Bond Portfolios but not for its Equity Portfolios. For the 30-day period ended November 30, 1997, the yields on the Bond Portfolios were as follows:


                     PORTFOLIO*                                  30-DAY YIELD
                     ----------                                  ------------

 U.S. Government Securities
        Trust Shares                                                5.31%
        Institutional Shares                                        5.01%
        Investor A Shares                                           5.01%
        Investor B Shares                                           4.31%

 Intermediate Corporate Bond
        Trust Shares                                                6.18%
        Institutional Shares                                        6.19%
        Investor A Shares                                           5.88%

 Bond Index
        Trust Shares                                                5.89%
        Institutional Shares                                        5.88%
        Investor A Shares                                           5.59%

 Government & Corporate Bond
        Trust Shares                                                5.62%
        Institutional Shares                                        5.32%
        Investor A Shares                                           4.54%
        Investor B Shares                                           4.61%

 Short-Intermediate Municipal
        Trust Shares                                                3.66%
        Investor A Shares                                           3.40%

  Missouri Tax Exempt Bond
        Trust Shares                                                4.26%
        Investor A Shares                                           4.06%
        Investor B Shares                                           3.26%

  National Municipal Bond
        Trust Shares                                                4.92%
        Investor A Shares                                           3.23%
        Investor B Shares                                           3.92%

 Balanced                                                           2.58%
        Trust Shares                                                2.29%
        Institutional Shares                                        2.29%
        Investor A Shares                                           1.59%
        Investor B Shares

                  For the same 30-day period, the Short-Intermediate Municipal, Missouri Tax-Exempt Bond and National Municipal Bond Portfolios' tax-equivalent yields (assuming payment of federal income taxes at a rate of 39.60%) and the Missouri Tax-Exempt Bond Portfolio's Missouri tax-equivalent yield (assuming Missouri state income taxes at a rate of 43.20%) were as follows:


                                                        30-DAY TAX-                    30-DAY MISSOURI
                         PORTFOLIO*                  EQUIVALENT YIELD                TAX-EQUIVALENT YIELD
                         ----------                  ----------------                --------------------
 Short-Intermediate Municipal
        Trust Shares                                       6.06%                            6.44%
        Investor A Shares                                  5.63%                            5.99%

 Missouri Tax-Exempt Bond
        Trust Shares                                       7.05%                            7.50%
        Investor A Shares                                  6.72%                            7.15%
        Investor B Shares                                  5.40%                            5.74%

 National Municipal Bond
        Trust Shares                                       8.15%                            8.66%
        Investor A Shares                                  5.35%                            5.69%
        Investor B Shares                                  6.49%                            6.90%


                  A Portfolio computes its "average annual total return" for each series of that Portfolio by determining the average annual compounded rate of return during specified periods that would equate the initial amount invested in a particular series to the ending redeemable value of such investment in the series by dividing the ending redeemable value of a hypothetical $1,000 payment by $1,000 (representing a hypothetical initial payment) and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

            ERV 1/n
T =      [(-------)  - 1]
              P

         Where:   T =               average annual total return

                  ERV  =            ending redeemable value of a hypothetical
                                    $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the 1, 5 or 10 year (or other) periods (or a fractional portion thereof)

                  P =               hypothetical initial payment of $1,000

                  n = period covered by the computation, expressed in terms of years

                  A Portfolio computes its aggregate total returns separately for each series by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested in a particular series to the ending redeemable value of such investment in the series. The formula for calculating aggregate total return is as follows:

                                                           ERV
                  Aggregate Total Return =  [(------)- 1]
                                                            P

                  The calculations of average annual total return and aggregate total return assume reinvestment of all income dividends and capital gain distributions on the reinvestment dates during the period and include all recurring fees charged to all shareholder accounts, assuming an account size equal to a Portfolio's mean or median account size for any fees that vary with the size of the account. The ending redeemable value (variable "ERV" in each quotation) is determined by assuming complete redemption of the hypothetical investment and the deduction of all non-recurring charges at the end of the period covered by the computation. In addition, a non-money market Portfolio's average annual total return and aggregate total return quotations reflect the deduction of the maximum front-end sales charge in connection with the purchase of Investor A Shares and the deduction of any applicable contingent deferred sales charge with respect to Investor B Shares.

                  Based on the foregoing calculations, the average annual total returns for the year/period ended November 30, 1997, the average annual total returns for the 5-year period ended November 30, 1997 (where applicable) and the average annual total returns for the period from commencement of operations were as follows:

                                                                                           AVERAGE ANNUAL TOTAL RETURN
                                                                                           ---------------------------
                                                                                       FOR THE 5                          Since
                                                      FOR THE YEAR                    YEARS ENDED                      COMMENCEMENT
                     PORTFOLIO*                      ENDED 11/30/97                     11/30/97                       OF OPERATIONS
                     ----------                      --------------                     --------                       -------------
 U.S. Government Securities
        Trust Shares(1)                                   5.51%                           6.41%                            7.87%
        Institutional Shares(7)                           5.10%                           6.01%                            7.59%
        Investor A Shares(1)                              2.60%                           5.55%                            7.35%
        Investor B Shares(4)                              0.49%                           5.30%                            7.30%

 Intermediate Corporate Bond(23)
        Trust Shares                                       N/A                             N/A                             6.65%
        Institutional Shares                               N/A                             N/A                             6.60%
        Investor A Shares                                  N/A                             N/A                             1.70%

 Bond Index(23)
        Trust Shares                                       N/A                             N/A                             7.15%
        Institutional Shares                               N/A                             N/A                             7.20%
        Investor A Shares                                  N/A                             N/A                             4.22%

 Government & Corporate Bond
        Trust Shares(5)                                   6.32%                           6.80%                            7.85%
        Institutional Shares(2)                           6.00%                           6.49%                            7.63%
        Investor A Shares(5)                              0.99%                           5.47%                            7.08%
        Investor B Shares(4)                              1.26%                           5.90%                            7.40%

 Short-Intermediate Municipal
        Trust Shares(17)                                  4.39%                            N/A                             4.47%
        Investor A Shares(18)                             1.51%                            N/A                             2.63%

 Missouri Tax-Exempt Bond(19)
        Trust Shares(20)                                  6.48%                           6.60%                            7.97%
        Investor A Shares(21)                             1.49%                           5.41%                            7.26%
        Investor B Shares(4)                              1.43%                           5.73%                            7.46%

 National Municipal Bond(22)
        Trust Shares                                      7.97%                            N/A                             8.76%
        Investor A Shares                                 2.80%                            N/A                             3.40%
        Investor B Shares                                 3.01%                            N/A                             2.65%

 Equity Income(24)
        Trust Shares                                       N/A                             N/A                             17.64%
        Institutional Shares                               N/A                             N/A                             17.64%
        Investor A Shares                                  N/A                             N/A                             12.15%
        Investor B Shares                                  N/A                             N/A                             11.75%

 Equity Index(25)
        Trust Shares                                       N/A                             N/A                             20.40%
        Institutional Shares                               N/A                             N/A                             20.40%
        Investor A Shares                                  N/A                             N/A                             17.10%

 Growth & Income Equity
        Trust Shares(1)                                   24.55%                         17.48%                            16.03%
        Institutional Shares(2)                           23.90%                         17.18%                            15.88%
        Investor A Shares(1)                              18.32%                         16.11%                            15.32%
        Investor B Shares(4)                              19.04%                         16.64%                            15.65%

 Growth Equity
        Trust Shares(26)                                   N/A                             N/A                             1.09%
        Institutional Shares(26)                           N/A                             N/A                              N/A
        Investor A Shares(27)                             14.28%                           N/A                             14.80%
        Investor B Shares(26)                              N/A                             N/A                              N/A

 Small Cap Equity
        Trust Shares(9)                                   19.77%                         15.34%                            16.09%
        Institutional Shares(2)                           19.41%                         15.05%                            15.83%
        Investor A Shares(10)                             14.09%                         14.06%                            14.94%
        Investor B Shares(4)                              14.62%                         14.57%                            15.40%

                                                                             AVERAGE ANNUAL TOTAL RETURN
                                                                             ---------------------------
                                                                                       FOR THE 5                          SINCE
                                                      FOR THE YEAR                    YEARS ENDED                      COMMENCEMENT
                     PORTFOLIO*                      ENDED 11/30/97                     11/30/97                       OF OPERATIONS
                     ----------                      --------------                     --------                       -------------
 Small Cap Equity Index(28)
        Trust Shares                                       N/A                             N/A                              N/A
        Institutional Shares                               N/A                             N/A                              N/A
        Investor A Shares                                  N/A                             N/A                              N/A

 International Equity
        Trust Shares(14)                                  2.91%                            N/A                             6.27%
        Institutional Shares(14)                          2.59%                            N/A                             5.96%
        Investor A Shares(15)                            (2.05%)                           N/A                             4.69%
        Investor B Shares(4)                             (2.14%)                           N/A                             4.71%

 Balanced
        Trust Shares(12)                                 15.81%                            N/A                            12.11%
        Institutional Shares(12)                         15.52%                            N/A                            11.84%
        Investor A Shares(12)                            10.21%                            N/A                            10.78%
        Investor B Shares(4)                             10.57%                            N/A                            11.08%


------------------
         (1)      Commenced operations on June 2, 1988.
         (2)      Initial public offering commenced on January 4, 1994.
         (3)      Reflects combined performance of Institutional Shares which were initially offered to the public on January 4,
                  1994 and Investor A Shares for the period prior to January 4, 1994.
         (4)      Investor B Shares were initially offered on March 1, 1995. The performance figures for Investor B Shares for periods prior to such date represent the performance for Investor A Shares of the Portfolio which has been restated to reflect the contingent deferred sales charges payable by holders of Investor B Shares that redeem within six years of the date of purchase. Investor B Shares are also subject to distribution and services fees at a maximum annual rate of 1.00%. Had those distribution and services fees been reflected, performance would have been reduced.
         (5)      Commenced operations on June 15, 1988.
         (6)      Reflects combined performance of Institutional Shares which were initially offered to the public on January 4,
                  1994 and Investor A Shares for the period prior to January 4, 1994.
         (7)      Commenced operations on June 7, 1994.
         (8)      Reflects combined performance of Institutional Shares which were initially offered to the public on June 7, 1994 and Investor A Shares for the period prior to January 4, 1994.
         (9)      Commenced operations on May 1, 1992.
         (10)     Initial public offering commenced on May 6, 1992.
         (11)     Reflects combined performance of Institutional Shares which were initially offered to the public on January 4,
                  1994 and Investor A Shares for the period May 1, 1992 through January 3, 1994.
         (12)     Commenced operations on April 1, 1993.
         (13)     Reflects combined performance of Institutional Shares which were initially offered to the public on January 4,
                  1994 and Investor A Shares for the period April 1, 1993 through January 3, 1994.
         (14)     Commenced operations on April 4, 1994.
         (15)     Initial public offering commenced on May 2, 1994.
         (16)     Reflects combined performance of Institutional Shares which were initially offered to the public on April 24, 1994 and Investor A Shares for the period April 4, 1994 through April 23, 1994.
         (17)     Commenced operations on July 10, 1995.
         (18)     Commenced operations on July 10, 1995.
         (19)     Commenced operations on July 15, 1988 as a portfolio of The ARCH Tax-Exempt Trust. On October 2, 1995, the
                  Portfolio was reorganized as a new Portfolio of the Fund.
         (20)     Commenced operations on July 15, 1988.
         (21)     Initial public offering commenced on September 28, 1990.
         (22)     Commenced operations on November 18, 1996.
         (23)     Commenced operations on February 10, 1997.
         (24)     Commenced operations on March 7, 1997.
         (25)     Commenced operations on May 1, 1997.
         (26)     Commenced Operations on November 21, 1997.
         (27)     Performance information includes that of Predecessor Growth Equity Portfolio, which commenced operations on
                  January 4, 1993.
         (28)     Portfolio had not commenced operations as of November 30, 1997.

     Based on the foregoing calculations, the aggregate total returns for the Equity and Bond Portfolios from their respective dates of commencement of operations through November 30, 1997 (other than the Small Cap Equity Index Portfolios which had not commenced operations as of November 30, 1997) were as follows:





                                       AGGREGATE TOTAL RETURN
                                       SINCE COMMENCEMENT
       PORTFOLIO                          OF OPERATIONS
       ---------                       ----------------------
U.S. Government Securities                 105.43%
   Trust Shares                            100.50%
   Institutional Shares(1)                  96.23%
   Investor A Shares                        95.41%
   Investor B Shares(2)


Intermediate Corporate Bond
   Trust Shares                              6.65%
   Institutional Shares                      6.60%
   Investor A Shares                         1.70%



Bond Index
   Trust Shares                              7.15%
   Institutional Shares                      7.20%
   Investor A Shares                         4.22%



Government & Corporate Bond
   Trust Shares                            104.60%
   Institutional Shares(1)                 100.55%
   Investor A Shares                        91.17%
   Investor B Shares(2)                     96.58%



Short-Intermediate Municipal
   Trust Shares                             11.03%
   Investor A Shares                         6.41%


Missouri Tax-Exempt Bond
   Trust Shares                            105.31%
   Investor A Shares                        93.09%
   Investor B Shares(2)                     96.45%


National Municipal Bond
   Trust Shares                              8.76%
   Investor A Shares                         3.52%
   Investor B Shares                         2.75%


Equity Income
   Trust Shares                             17.63%
   Institutional Shares                     17.63%
   Investor A Shares                        12.14%
   Investor B Shares                        11.75%


Equity Index
   Trust Shares                             20.40%
   Institutional Shares                     20.40%
   Investor A Shares                        17.09%


Growth & Income Equity
   Trust Shares                            310.93%
   Institutional Shares(1)                 305.71%
   Investor A Shares                       287.48%
   Investor B Shares(2)                    298.29%



Growth Equity
   Trust Shares                            106.10%
   Institutional Shares                      N/A
   Investor A Shares(3)                     96.85%
   Investor B Shares                         N/A

Small Cap Equity
   Trust Shares                            129.73%
   Institutional Shares(1)                 126.91%
   Investor A Shares                       117.33%
   Investor B Shares(2)                    122.26%


International Equity
   Trust Shares                             24.95%
   Institutional Shares(1)                  23.64%
   Investor A Shares                        18.28%
   Investor B Shares(2)                     18.38%


Balanced
   Trust Shares                             70.54%
   Institutional Shares(1)                  68.67%
   Investor A Shares                        61.34%
   Investor B Shares(2)                     63.37%




          (1) Reflects combined performance of Institutional Shares which were initially offered to the public on January 4, 1994 and Investor A Shares for the period prior to January 4, 1994.

          (2) Investor B Shares were initially offered on March 1, 1995. The performance figures for Investor B Shares for periods prior to such date represent the performance for Investor A Shares of the Portfolio which has been restated to reflect the contingent deferred sales charges payable by holders of Investor B Shares that redeem within six years of the date of purchase. Investor B Shares are also subject to distribution and services fees at a maximum annual rate of 1.00%. Had those distribution and services fees been reflected, performance would have been reduced.

          (3) Total return information includes that of Predecessor Growth Equity Portfolio, which commenced operations on January 4, 1993.


     As stated in the Prospectuses relating to Investor A Shares and Investor B Shares, a Portfolio may also calculate total return figures for that Portfolio without deducting the maximum sales charge imposed on purchases or redemptions. The effect of not deducting the sales charge will be to increase the total return reflected.

                  Investors may judge the performance of the Portfolios by comparing them to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies. Such comparisons may be made by referring to market indices such as those prepared by Dow Jones & Co., Inc., Russell, Salomon Brothers, Inc., Lehman Brothers or Standard & Poor's Ratings Group or any of their affiliates, the Consumer Price Index, the EAFE Index, the NASDAQ Composite, or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. Such comparisons may also be made by referring to data prepared by Lipper Analytical Services, Inc., (a widely recognized independent service which monitors the performance of mutual funds) Indata, Frank Russell, CDA, and the Bank Rate Monitor (which reports average yields for money market accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas). Other similar yield data, including comparisons to the performance of Mercantile Bank repurchase agreements, or the average yield data for similar asset classes including but not limited to Treasury bills, notes and bonds, may also be used for comparison purposes. Comparisons may also be made to indices or data published in the following national financial publications: IBC's Money Fund Report(R), MorningStar, CDA/Wiesenberger, Money Magazine, Forbes, Fortune, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and publications of Ibbotson Associates, Inc. and other publications of a local or regional nature.

In addition to performance information, general information about the Portfolios that appears in a publication such as those mentioned above may be included in advertisements, supplemental sales literature and in reports to Shareholders.

     From time to time, the Fund may include the following types of information in advertisements, supplemental sales literature and reports to Shareholders:
(1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Portfolios within the Fund; (5) descriptions of investment strategies for one or more of such Portfolios; (6) descriptions or comparisons of various investment products, which may or may not include the Portfolios; (7) comparisons of investment products (including the Portfolios) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of rankings or ratings by recognized rating organizations.

     In addition, with respect to the Short-Intermediate Municipal, Missouri Tax-Exempt Bond and National Municipal Bond Portfolios the benefits of tax-free investments may be communicated in advertisements or communications to shareholders. For example, the tables below present the approximate yield that a taxable investment must earn at various income brackets to produce after-tax yields equivalent to those of tax-exempt investments yielding from 4.50% to 7.00%. The yields below are for illustration purposes only and are not intended to represent current or future yields for the Portfolios, which may be higher or lower than those shown. The tax brackets shown below will be indexed for inflation for years after 1998. Investors should consult their tax advisor with specific reference to their own tax situation.

APPROXIMATE YIELD TABLE: SHORT-INTERMEDIATE MUNICIPAL AND NATIONAL MUNICIPAL BOND PORTFOLIOS

-----------------------------------------------------------------------------------------------------
SINGLE RETURN                               Federal        --------Tax-Exempt Yields---------
                                           Marginal
Sample Taxable                             Tax Rate
Income
(1998)

                                                       4.50%     5.00%     5.50%     6.50%     7.00%
-----------------------------------------------------------------------------------------------------
FROM
 $0 TO                                       15.00%    5.29%     5.88%     6.47%     7.65%     8.24%
 $24,000

FROM
$24,000 TO                                   28.00%    6.25%     6.64%     7.64%     9.03%     9.72%
$58,150


FROM
 $58,150 TO                                  31.00%    6.52%     7.25%     7.97%     9.42%    10.41%
 $121,300


FROM
 $121,300 TO                                 36.00%    7.03%     7.81%     8.59%    10.16%    10.94%
 $263,750

OVER
 $263,750                                    39.60%    7.45%     8.28%     9.11%     10.76%    11.59%
-----------------------------------------------------------------------------------------------------






APPROXIMATE YIELD TABLE: SHORT-INTERMEDIATE MUNICIPAL AND NATIONAL MUNICIPAL BOND PORTFOLIOS


------------------------------------------------------------------------------------------------------------------
MARRIED FILING                              Federal        --------Tax-Exempt Yields---------
  JOINTLY                                  Marginal
                                           Tax Rate
Sample Taxable
  Income
  (1998)

------------------------------------------------------------------------------------------------------------------
                                                       4.50%     5.00%     5.50%     6.50%     7.00%

FROM
 $0 TO                                       15.00%    5.29%     5.88%     6.47%     7.65%     8.24%
 $40,000


FROM
$40,000 TO                                   28.00%    6.25%     6.94%     7.64%     9.03%     9.72%
$96,900


FROM
 $96,900 TO                                  31.00%    6.52%     7.25%     7.97%     9.42%    10.14%
 $147,700


FROM
 $147,700 TO                                 36.00%    7.03%     7.81%     8.59%    10.16%    10.94%
 $263,750


OVER
 $263,750                                    39.60%    7.45%     8.28%     9.11%    10.76%    11.59%
------------------------------------------------------------------------------------------------------------------


APPROXIMATE YIELD TABLE:  MISSOURI TAX-EXEMPT BOND PORTFOLIO

-----------------------------------------------------------------------------------------------------------------------------------

SINGLE RETURN        Federal        Missouri       Combined                 ---------------Tax-Exempt Yields--------------
                     Marginal       Marginal       Federal and
Sample Taxable       Tax Rate       Tax Rate       Missouri
Income                                             Marginal Tax
(1998)                                             Rate

                                                                        4.50%     5.00%     5.50%     6.00%     6.50%     7.00%

-----------------------------------------------------------------------------------------------------------------------------------
FROM                  15.00%          6.00%         20.10%              5.63%     6.26%     6.88%     7.51%     8.14%     8.76%
 $0 TO
 $24,000

FROM                  28.00%          6.00%         32.32%              6.65%     7.39%     8.13%     8.87%     9.60%    10.34%
 $24,000 TO
 $58,150


FROM                  31.00%          6.00%         35.14%              6.94%     7.71%     8.48%     9.25%    10.02%    10.79%
 $58,150 TO
 $121,300


FROM                  36.00%          6.00%         39.84%              7.48%     8.31%     9.14%     9.97%    10.80%    11.64%
 $121,300 TO
 $263,750

OVER
 $263,750             39.60%          6.00%         43.22%              7.93%     8.81%     9.69%    10.57%    11.45%    12.33%
-----------------------------------------------------------------------------------------------------------------------------------



         APPROXIMATE YIELD TABLE:  MISSOURI TAX-EXEMPT BOND PORTFOLIO

-----------------------------------------------------------------------------------------------------------------------------------

MARRIED FILING       Federal        Missouri       Combined                 ---------------Tax-Exempt Yields--------------
JOINTLY              Marginal       Marginal       Federal and
Sample Taxable       Tax Rate       Tax Rate       Missouri
Income                                             Marginal Tax
(1998)                                             Rate


                                                                        4.50%     5.00%     5.50%     6.00%     6.50%     7.00%

-----------------------------------------------------------------------------------------------------------------------------------
FROM                  15.00%          6.00%         20.10%              5.63%     6.26%     6.88%     7.51%     8.14%     8.76%
 $0 TO
 $40,000



FROM                  28.00%          6.00%         32.32%              6.65%     7.39%     8.13%     8.87%     9.60%    10.34%
 $40,000 TO
 $96,900


FROM                  31.00%          6.00%         35.14%              6.94%     7.71%     8.48%     9.25%    10.02%    10.79%
 $96,900 TO
 $147,700


FROM                  36.00%          6.00%         39.84%              7.48%     8.31%     9.14%     9.97%    10.80%    11.64%
 $147,700 TO
 $263,750


OVER                  39.60%          6.00%         43.22%              7.93%     8.81%     9.69%    10.57%    11.45%    12.33%
 $263,750
-----------------------------------------------------------------------------------------------------------------------------------


Such data are for illustrative purposes only and are not intended to indicate past or future performance results of a Portfolio. Actual performance of the Portfolios' may be more or less than that noted in the hypothetical illustrations.

     Since performance will fluctuate, performance data for the Portfolios cannot necessarily be used to compare an investment in the Portfolios' shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. The current yield and performance of the Portfolios may be obtained by calling the Fund at: INVESTOR A OR INVESTOR B SHARES 1-800-452-ARCH; OR TRUST, TRUST II OR INSTITUTIONAL SHARES - 1 800-452-4015.

                             DESCRIPTION OF SHARES

     The Fund's Articles of Incorporation authorize the Board of Directors to issue up to twenty billion full and fractional shares of capital stock, and to classify or reclassify any unissued shares of the Fund into one or more additional classes or by setting or changing in any one or more respects, their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. Pursuant to such authority the Fund's Board of Directors has authorized the issuance of sixty-eight classes of shares representing interests in one of twenty investment Portfolios: the Treasury Money Market, Money Market, Tax-Exempt Money Market, Conning Money Market, U.S. Government Securities, Intermediate Corporate Bond, Bond Index, Government & Corporate Bond, Short-Intermediate Municipal, Missouri Tax-Exempt Bond, Kansas Tax-Exempt Bond (not described in this Statement of Additional Information), National Municipal Bond, Equity Income, Equity Index, Growth & Income Equity, Growth Equity, Small Cap Equity, Small Cap Equity Index, International Equity and Balanced Portfolios. Trust Shares, Trust II Shares, Institutional Shares, Investor A Shares, and Investor B Shares in each Portfolio (except the Treasury Money Market, Intermediate Corporate Bond, Bond Index, Equity Index and Small Cap Equity Index Portfolios, which do not offer Investor B Shares, the Tax-Exempt Money Market and Short-Intermediate Municipal Portfolios, which do not offer Institutional or Investor B Shares, the Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios, which do not offer Institutional Shares and the Equity and Bond Portfolios, which do not offer Trust II Shares) are offered through separate prospectuses to different categories of investors. Portfolio shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectuses, the shares will be fully paid and nonassessable.

         Except as noted in the Prospectuses with respect to certain sub-transfer agency expenses borne by Institutional Shares and below with respect to the Administrative Services Plans for Trust Shares and Institutional Shares and the Distribution and Services Plans for Investor A Shares and Investor B Shares, shares of the Portfolios bear the same types of ongoing expenses with respect to the Portfolio to which they belong. In addition, Investor A Shares (other than Investor A Shares of the Money Market Portfolios) are subject to a front-end sales charge and Investor B Shares are subject to a contingent deferred sales charge as described in the Prospectuses. The classes also have different exchange privileges, and Investor B Shares are subject to conversion as described in the Prospectus for those shares.

         In the event of a liquidation or dissolution of the Fund, shares of a Portfolio are entitled to receive the assets available for distribution belonging to that Portfolio, and a proportionate distribution, based upon the relative asset values of the respective Portfolios, of any general assets not belonging to any particular Portfolio which are available for distribution. Shareholders of a Portfolio are entitled to participate equally in the net distributable assets of the particular Portfolio involved on liquidation, except that Trust Shares of a particular Portfolio will be solely responsible for that Portfolio's payments pursuant to the Administrative Services Plan for those shares, Institutional Shares of a particular Portfolio will be solely responsible for that Portfolio's payments pursuant to the Administrative Service Plan for those shares, Investor A Shares of a particular Portfolio will be solely responsible for that Portfolio's payments pursuant to the Distribution and Services Plan for those shares and Investor B Shares of a particular Portfolio will be solely responsible for that Portfolio's payments pursuant to the Distribution and Services Plan for those shares. In addition, Institutional Shares will be solely responsible for the payment of certain sub-transfer agency fees attributable to those shares.

                  Holders of all outstanding shares of a particular Portfolio will vote together in the aggregate and not by class, except that only Trust Shares of a Portfolio will be entitled to vote on matters submitted to a vote of shareholders pertaining to a Portfolio's Administrative Services Plan for Trust Shares, only Institutional Shares of a Portfolio will be entitled to vote on matters submitted to a vote of shareholders pertaining to such Portfolio's Administrative Services Plan for Institutional Shares, only Investor A Shares of a Portfolio will be entitled to vote on matters submitted to a vote of shareholders pertaining to such Portfolio's Distribution and Services Plan for Investor A Shares and only Investor B Shares of a Portfolio will be entitled to vote on matters submitted to a vote of shareholders pertaining to such Portfolio's Distribution and Services Plan for Investor B Shares. Further, shareholders of all of the Portfolios, irrespective of class, will vote in the aggregate and not separately on a Portfolio-by-Portfolio basis, except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular Portfolio or class of shares. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of a "series" investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series (Portfolio) affected by the matter. A Portfolio is considered to be affected by a matter unless it is clear that the interests of each Portfolio in the matter are identical or that the matter does not affect any interest of the Portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment objective or investment policy would be effectively acted upon with respect to a Portfolio only if approved by a majority of the outstanding shares of that Portfolio. However, the Rule also provides that the ratification of the appointment of independent auditors, the approval of principal underwriting contracts, and the election of directors may be effectively acted upon by shareholders of the Fund's Portfolios voting without regard to Portfolio or class.

                  Shares in the Fund's Portfolios will be issued without certificates.

                    ADDITIONAL INFORMATION CONCERNING TAXES

IN GENERAL

                  The following summarizes certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the Prospectuses are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisors with specific reference to their own tax situations.

                  Each Portfolio of the Fund is treated as a separate corporate entity under the Code. Each Portfolio intends to qualify each year as a regulated investment company. In order to so qualify for a taxable year under the Code, each Portfolio must satisfy, in addition to the distribution requirement described in the Prospectuses, certain other requirements set forth below.

                  At least 90% of the gross income for a taxable year of each Portfolio must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Portfolio's business of investing in such stock, securities or currencies (the "Gross Income Requirement").

                  Also, at the close of each quarter of its taxable year, at least 50% of the value of a Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which that Portfolio does not hold more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of such Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses.

                  Each Portfolio will designate any distribution of the excess of net long-term capital gain over net short-term capital loss as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the Portfolio's taxable year. Such distributions, if any, will be taxable to shareholders who are not currently exempt from federal income tax as long-term capital gains, no matter how long the shareholder has held these shares. Such long-term capital gain will be 20% rate gain. Shareholders should note that, upon the sale or exchange of Portfolio shares, if the shareholder has not held such shares for more than six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

                  Ordinary income to individuals is taxable at a maximum marginal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains are taxable at a maximum rate of 28%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum nominal rate of 35%.

                  A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income each year to avoid liability for this excise tax.

                  If for any taxable year a Portfolio does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable as ordinary income to shareholders, to the extent of the Portfolio's current and accumulated earnings and profits and would be eligible for the dividends received deduction allowed to corporate shareholders.

THE TAX-EXEMPT PORTFOLIOS

                  The policy of each Tax-Exempt Portfolio is to pay to its shareholders each year as exempt-interest dividends substantially all of its Municipal Obligation interest income net of certain deductions. In order for a Tax-Exempt Portfolio to pay exempt-interest dividends for any taxable year, at the close of each quarter of its taxable year at least 50% of the aggregate value of the Portfolio's assets must consist of exempt-interest obligations. Exempt-interest dividends may be treated by the shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Tax-Exempt Portfolio and designated as an exempt-interest dividend in a written notice mailed to shareholders not later than forty-five days (with respect to Missouri income tax) and sixty days (with respect to federal income tax) after the close of the Portfolio's taxable year. However, the aggregate amount of dividends so designated by the Portfolio cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Portfolio during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid for any taxable year which qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends from the Portfolio during such year, regardless of the period for which the Shares were held.

                  Shareholders who might be treated as a "substantial user" or a "related person" to such user with respect to facilities financed through any of the tax-exempt obligations held by a Tax-Exempt Portfolio, are advised to consult their tax advisors with respect to whether exempt-interest dividends retain the exclusion under Section 103(a). A "substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person (i) who regularly uses a part of such facilities in his trade or business and (ii)(A) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (B) who occupies more than 5% of the usable area of such facilities or

(C) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, partnerships and its partners, and S corporations and their shareholders.

                  Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Tax-Exempt Portfolios generally is not deductible for federal income tax purposes. In addition, if a shareholder holds Portfolio Shares for six months or less, any loss on the sale or exchange of those Shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the Shares. The Treasury Department, however, is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where the investment company regularly distributes at least 90% of its net tax-exempt interest. No such regulations had been issued as of the date of this Statement of Additional Information.

TAXATION OF CERTAIN FINANCIAL INSTRUMENTS

                  Special rules govern the federal income tax treatment of financial instruments that may be held by the U.S. Government Securities, Intermediate Corporate Bond, Bond Index, Government & Corporate Bond, Equity Income, Equity Index, Growth & Income Equity, Growth Equity, Small Cap Equity, Small Cap Equity Index, International Equity or Balanced Portfolios. These rules may have a particular impact on the amount of income or gain that a Portfolio must distribute to shareholders to comply with the distribution requirement and on the income or gain qualifying under the Gross Income, 90% test.

                  Generally, futures contracts and options on futures contracts held by a Portfolio at the close of its taxable year are treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark market." Forty percent of any gain or loss resulting from such constructive sales are treated as short term capital gain or loss and 60% of such gain or loss are treated as long term capital gain or loss without regard to the period the Portfolio holds the futures contract or related option (the "40-60 rule"). The amount of any capital gain or loss actually realized by a Portfolio in a subsequent sale or other disposition of those futures contracts and related options is adjusted to reflect any capital gain or loss taken into account by a Portfolio in a prior year as a result of the constructive sale of the contracts and options. Losses with respect to futures contracts to sell and related options, which are regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by a Portfolio, are subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain, if any, with respect to the other part of the straddle, and to certain wash sales regulations. With respect to certain futures contracts and related options, deductions for interest and carrying charges may not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell and related options which are properly identified as such, a Portfolio may make an election which will exempt (in whole or in part) those identified futures contracts and options from being treated for federal income tax purposes as sold on the last business day of the Portfolio's taxable year, but gains and losses will be subject to such short sales, wash sales and loss deferral rules and the requirement to capitalize interest and carrying charges. Under Temporary Regulations, a Portfolio would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from positions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts and options, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long term and not more than 40% of any net loss may be treated as short term.

                  Certain foreign currency contracts (including forward foreign currency exchange contracts) entered into by the International Equity Portfolio may be subject to the mark-to-market rules described above. To receive such treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under these provisions. As of the date of this Statement of Additional Information, the Treasury Department had not issued any such regulations. Other foreign currency contracts entered into by the Portfolio may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

     Some of the non U.S. dollar denominated investments that certain of the taxable Portfolios may make, such as non U.S. dollar denominated debt securities and obligations and preferred stock, as well as some of the foreign currency contracts the International Equity Portfolio may enter into, may be subject to the provisions of Subpart J of the Code, which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S dollar. The types of transactions covered by these provisions include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer also is treated as a transaction subject to the special currency rules. However, foreign currency related regulated futures contracts and nonequity options generally are not subject to the special currency rules if they are or would be treated as sold for their fair market value at year end under the mark market rules, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and normally is taxable as ordinary gain or loss. A Portfolio may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the Portfolio and which are not part of a straddle. In accordance with Treasury Regulations, certain transactions subject to the special currency rules that are part of a "Section 988 hedging transaction" (as defined in the Code and Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. Gain or loss attributable to the foreign currency component of transactions engaged in by a Portfolio which are not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) is treated as capital gain or loss and is not segregated from the gain or loss on the underlying transaction.

CONCLUSIONS

                  The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisors concerning the application of state and local taxes.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

                  The directors and executive officers of the Fund, their addresses, ages, principal occupations during the past five years, and other affiliations are as follows:

                                                          Principal Occupations
                                   Position with          During Past 5 years
Name and Address                   the Fund               and other affiliations
----------------                   --------               ----------------------
Jerry V. Woodham*                  Chairman of            Treasurer, St. Louis
St. Louis University               The Board;             University, August 1996
3500 Lindell                       President and          to present; Treasurer,
Fitzgerald Hall                    Director               Washington University,
St. Louis, MO  63131                                      1981 to 1995
Age:  54

Robert M. Cox, Jr.                 Director               Senior Vice President and
Emerson Electric Co.                                      Advisory Director, Emerson
8000 W. Florissant Ave.                                   Electric Co. since November
P.O. Box 4100                                             1990.
St. Louis, MO  63136-8506
Age:  52

Joseph J. Hunt                     Director               General Vice-President
Iron Workers District                                     International Association of
Council                                                   Bridge, Structural and Orna
3544 Watson Road                                          mental Iron Workers (Interna-
St. Louis, MO  63139                                      tional Labor Union), January
Age:  55                                                  1994 to present; General Organizer,
                                                          International Association of
                                                          Bridge,Structural and Ornamental
                                                          Iron Workers, September 1983 to
                                                          December 1993.

James C. Jacobsen                  Director               Director, Kellwood Company,
Kellwood Company                                          (manufacturer of wearing
600 Kellwood Parkway                                      apparel and camping softgoods)
Chesterfield, MO  63017                                   since 1975; Vice Chairman,
Age:  52                                                  Kellwood Company since May  1989.


------------------------
*   Mr. Woodham is an "interested person" of the Fund as defined in the 1940
    Act.


                                                                 Principal Occupations
                                       Position with             During Past 5 years
Name and Address                       the Fund                  And other affiliations
----------------                       --------                  ----------------------
Donald E. Brandt                        Director                 Senior Vice President, Finance and
Union Electric Company                                           Corporate Services, Union Electric Company
P.O. Box 66149                                                   (electric utility company); Director,
St. Louis, MO  63166                                             Huntco, Inc. (intermediate steel
Age:  43                                                         processors).



Patrick J. Moore                        Director                 Vice President & Chief Financial Officer
Jefferson Smurfit                                                since 1996 and Vice President & General
  Corporation                                                    Manager, 1994-1996, of Industrial
8182 Maryland Avenue                                             Packaging Division, Corporate Vice
St. Louis, MO  63105                                             President & Treasurer, 1993-1994, and
Age:  43                                                         Treasurer, 1992-1993, Jefferson Smurfit
                                                                 Corporation (paper, paperboard and
                                                                 packaging).



Ronald D. Winney*                     Director and Treasurer     Treasurer, Ralston Purina Company Since
Ralston Purina Company                                           1985.
Checkerboard Square
St. Louis, MO  63164
Age:  55


W. Bruce McConnel, III*               Secretary                  Partner of the law firm of Drinker Biddle
Suite 1100                                                       & Reath LLP, Philadelphia, Pennsylvania
1345 Chestnut Street                                             Since 1977.
Philadelphia, PA 19107
Age: 55



Walter B. Grimm*                       Vice President and        Employee of BISYS Fund Services.
3435 Stelzer Road                      Assistant Treasurer
Columbus, OH  43219
Age:  52




David Bunstine                         Assistant Secretary       Employee of BISYS Fund Services.
3435 Stelzer Road
Columbus, OH  43219
Age:  32


------------------------

* Messrs. Grimm, Winney, McConnel and Bunstine are "interested persons" of the Fund as defined in the 1940 Act.

                  Each Director receives an annual fee of $10,000 plus reimbursement of expenses incurred as a Director. The Chairman of the Board and President of the Fund receives an additional annual fee of $5,000 for his services in these capacities. For the fiscal year ended November 30, 1997, the Fund paid or accrued for the account of its directors as a group, for services in all capacities, a total of $65,000. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Fund. As of the date of this

Statement of Additional Information, the directors and officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.

                  The following chart provides certain information about the fees received by the Fund's directors for their services as members of the Board of Directors and committees thereof for the fiscal year ended November 30, 1997:

                                                       PENSION OR
                                                       RETIREMENT               TOTAL
                                   AGGREGATE           BENEFITS ACCRUED         COMPENSATION
                                   COMPENSATION        AS PART OF FUND          FROM THE FUND AND
NAME OF DIRECTOR**                 FROM THE FUND          EXPENSE               FUND COMPLEX*
------------------                 -------------       ----------------         -----------------
Jerry V. Woodham                      $15,000                N/A                $15,000

Robert M. Cox, Jr.                    $10,000                N/A                $10,000

Joseph J. Hunt                        $10,000                N/A                $10,000

James C. Jacobsen                     $10,000                N/A                $10,000

Donald E. Kiernan***                   $5,000                N/A                 $5,000

Lyle L. Meyer***                       $5,000                N/A                 $5,000

Ronald D. Winney                      $10,000                N/A                $10,000


*        The "Fund Complex" consists solely of the Fund.

** Messrs. Brandt and Moore were not directors of the Fund as of November 30, 1997.

*** Messrs. Kiernan and Meyer each resigned as directors of the Fund on April 3, 1997 and September 17, 1997, respectively.


INVESTMENT ADVISORY, SUB-ADVISORY AND ADMINISTRATION AGREEMENTS

                  MVA serves as investment adviser to each Portfolio. In addition, Clay Finlay serves as sub-adviser to the International Equity Portfolio. Pursuant to the advisory and sub-advisory agreements, MVA and Clay Finlay have agreed to provide investment advisory and sub-investment advisory services, respectively, as described in the Portfolios' Prospectuses. MVA and Clay Finlay have agreed to pay all expenses incurred by them in connection with their activities under their respective agreements other than the cost of securities, including brokerage commissions, if any, purchased for the Portfolios.

                  The investment advisory agreement (and sub-advisory agreement for the International Equity Portfolio) provide that MVA and Clay Finlay, respectively, shall not be liable for any error of judgment or mistake of law or for any loss suffered in connection with the performance of their respective agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder.

                  Under its administration agreement with the Fund, BISYS Fund Services Ohio, Inc. (the "Administrator") serves as administrator. The Administrator has agreed to maintain office facilities for the Portfolios, furnish the Portfolios with statistical and research data, clerical, accounting, and certain bookkeeping services, stationery and office supplies, and certain other services required by the Portfolios, and to compute the net asset value and net income of the Portfolios. The Administrator prepares annual and semi annual reports to the SEC on Form N-SAR, compiles data for and prepares federal and state tax returns and required tax filings other than those required to be made by the Fund's custodian and transfer agent, prepares the Fund's compliance filings with state securities commissions, maintains the registration or qualification of shares for sale under the securities laws of any state in which the Fund's shares shall be registered, assists in the preparation of annual and semi-annual reports to shareholders of record, participates in the periodic updating of the Fund's Registration Statement, prepares and assists in the timely filing of notices to the SEC required pursuant to Rule 24f-2 under the 1940 Act, arranges for and bears the cost of processing share purchase, exchange and redemption orders, keeps and maintains the Portfolios' financial accounts and records including calculation of daily expense accruals, monitors compliance procedures for each of the classes of the Fund's Portfolios with each Portfolio's investment objective, policies and limitations, tax matters, and applicable laws and regulations, and generally assists in all aspects of the Portfolios' operations. The Administrator bears all expenses in connection with the performance of its services, except that a Portfolio bears any expenses incurred in connection with any use of a pricing service to value portfolio securities. (See "Net Asset Value -- Equity and Bond Portfolios" above).

                  From time to time, MVA and the Administrator may voluntarily waive a portion or all of their respective fees otherwise payable to them with respect to the Fund's Portfolios in order to increase the net income available for distribution to shareholders. For the fiscal year or period ended November 30, 1997, MVA (and with respect to the Growth Equity Portfolio, the predecessor adviser) was paid advisory fees, after waivers, as follows:


                                             FEES PAID
    PORTFOLIOS                               (AFTER WAIVERS)               WAIVERS
    ----------                               ---------------               -------

The ARCH Treasury Money Market Portfolio         $  544,658                $  132,471

The ARCH Money Market Portfolio                  $3,205,706                $  734,416

The ARCH Tax-Exempt Money Market Portfolio       $  518,456                $   74,067

The ARCH U.S. Government Securities Portfolio    $  357,824                        $0

The ARCH Intermediate Corporate Bond Portfolio(1)        $0                $  175,432

The ARCH Bond Index Portfolio(1)                         $0                $  312,722

The ARCH Government & Corporate Bond Portfolio   $  743,332                        $0

The ARCH Short-Intermediate Municipal Portfolio          $0                $  160,035

The ARCH Missouri Tax-Exempt Bond Portfolio      $  414,195                        $0

The ARCH National Municipal Bond Portfolio               $0                $1,812,782

The ARCH Equity Income Portfolio(2)                      $0                $  681,294

The ARCH Equity Index Portfolio(3)                       $0                $   51,115

The ARCH Growth & Income Equity Portfolio        $2,392,991                        $0

The ARCH Growth Equity Portfolio(4)              $   86,057                        $0

The ARCH Small Cap Equity Portfolio              $1,783,322                        $0

The ARCH International Equity Portfolio          $  590,822                $   50,950

The ARCH Balanced Portfolio                      $  885,481                        $0

----------------------

1. For the period from commencement of operations (February 10, 1997) through November 30, 1997.
2. For the period from commencement of operations (March 7, 1997) through November 30, 1997.
3. For the period from commencement of operations (May 1, 1997) through November 30, 1997.
4.   For the period October 1, 1997 through November 30, 1997.


     For the fiscal year or period ended November 30, 1996, MVA was paid advisory fees, after waivers, as follows:


                                               FEES PAID
    PORTFOLIOS                              (AFTER WAIVERS)   WAIVERS
    ----------                              ---------------   -------

The ARCH Treasury Money Market Portfolio          $882,177       $179,300

The ARCH Money Market Portfolio                 $2,787,213       $628,005

The ARCH Tax-Exempt Money Market Portfolio        $334,446        $47,714

The ARCH U.S. Government Securities Portfolio     $280,649             $0

The ARCH Government & Corporate Bond Portfolio    $674,595             $0

The ARCH Short-Intermediate Municipal Portfolio         $0       $147,782

The ARCH Missouri Tax-Exempt Bond Portfolio       $327,773             $0

The ARCH National Municipal Bond Portfolio(1)           $0        $70,262

The ARCH Growth & Income Equity Portfolio       $2,231,228             $0

The ARCH Small Cap Equity Portfolio             $1,556,817            $62

The ARCH International Equity Portfolio           $393,668       $140,840

The ARCH Balanced Portfolio                       $950,916             $0


----------------------

1. For period from commencement of operations (November 18, 1996) through November 30, 1996.


     For the fiscal year or period ended November 30, 1995, MVA was paid advisory fees, after waivers, as follows:

                                                  FEES PAID
    PORTFOLIOS                                    (AFTER WAIVERS)            WAIVERS
    ----------                                    ---------------            -------

The ARCH Treasury Money Market Portfolio                 $795,911            $124,279

The ARCH Money Market Portfolio                        $2,202,658            $314,865

The ARCH Tax-Exempt Money Market Portfolio(1)            $161,659             $23,094

The ARCH U.S. Government Securities Portfolio            $208,179                  $0

The ARCH Government & Corporate Bond Portfolio           $660,877                  $0

The ARCH Short-Intermediate Municipal Portfolio(2)             $0             $38,167

The ARCH Missouri Tax-Exempt Bond(1) Portfolio           $156,100                  $0

The ARCH Growth & Income Equity Portfolio              $1,736,792                  $0

The ARCH Small Cap Equity Portfolio                      $962,984                  $0

The ARCH International Equity Portfolio                  $239,167             $78,752

The ARCH Balanced Portfolio                              $775,992                  $0

------------------------
1        For the six-month period ended November 30, 1995.
2 For the period from commencement of operations (July 10, 1995) through November 30, 1995.

                  For the year ended May 31, 1995, the Predecessor Tax-Exempt Money Market and Predecessor Missouri Tax-Exempt Bond Portfolios paid MVA advisory fees, after waivers, as follows:

                                        FEES PAID
    PORTFOLIOS                          (AFTER WAIVERS)            WAIVERS
    ----------                          ---------------            -------
                                         1995                       1995
                                         ----                       ----
The Predecessor Tax-Exempt Money
Market Portfolio                           $327,584                $93,173


The Predecessor Missouri
Tax-Exempt Bond Portfolio                  $230,777                $91,762


                  For the fiscal year ended September 30, 1997, MVA (and the predecessor adviser, Mark Twain Bank) earned advisory fees of $468,080 with respect to the Predecessor Growth Equity Portfolio, of which $0 was waived. For the fiscal years ended September 30, 1996 and 1995, Mark Twain Bank earned advisory fees of $368,254 and $253,371, respectively with respect to the Predecessor Growth Equity Portfolio, of which $13,853 and $15,785, respectively, were waived.

                  For the fiscal year or period ended November 30, 1997, the Administrator (and with respect to the Growth Equity Portfolio, the predecessor administrator) was paid administration fees, after waivers, as follows:

                                                    FEES PAID
PORTFOLIOS                                          (AFTER WAIVERS)             WAIVERS
----------                                          ---------------             -------

The ARCH Treasury Money Market Portfolio               $217,115                 $121,453

The ARCH Money Market Portfolio                      $1,226,946                 $743,132

The ARCH Tax-Exempt Money Market Portfolio             $148,129                       $0

The ARCH U.S. Government Securities Portfolio           $79,519                  $79,515

The ARCH Intermediate Corporate Bond Portfolio(1)       $17,544                  $46,250

The ARCH Bond Index Portfolio(1)                       $104,243                 $104,239

The ARCH Government & Corporate Bond Portfolio         $165,196                 $165,189

The ARCH Short-Intermediate Municipal Portfolio         $29,098                  $29,097

The ARCH Missouri Tax-Exempt Bond Portfolio             $92,046                  $92,042

The ARCH National Municipal Bond Portfolio(1)          $181,277                 $478,060

The ARCH Equity Income Portfolio(2)                     $49,963                 $131,717

The ARCH Equity Index Portfolio(3)                      $17,039                  $17,038

The ARCH Growth & Income Equity Portfolio              $435,186                 $435,169

The ARCH Growth Equity Portfolio(4)                     $16,610                   $1,287

The ARCH Small Cap Equity Portfolio                    $237,783                 $237,775

The ARCH International Equity Portfolio                 $75,322                  $54,941

The ARCH Balanced Portfolio                            $118,068                 $118,063


----------------------

1. For the period from commencement of operations (February 10, 1997) through November 30, 1997.

2. For the period from commencement of operations (March 7, 1997) through November 30, 1997.

3. For the period from commencement of operations (May 1, 1997) through November 30, 1997.

4.   For the period October 1, 1997 through November 30, 1997.

                  For the fiscal year or period ended November 30, 1996, the Administrator was paid administration fees, after waivers, as follows:

                                                   FEES PAID
 PORTFOLIOS                                        (AFTER WAIVERS)         WAIVERS
 ----------                                        ---------------         -------

The ARCH Treasury Money Market Portfolio                $304,595           $196,144

The ARCH Money Market Portfolio                       $1,055,556           $652,053

The ARCH Tax-Exempt Money Market Portfolio               $95,540                 $0

The ARCH U.S. Government Securities Portfolio            $62,335            $62,398

The ARCH Government & Corporate Bond Portfolio          $149,866           $149,916

The ARCH Short-Intermediate Municipal Portfolio          $26,854            $26,878

The ARCH Missouri Tax-Exempt Bond Portfolio              $72,831            $72,846

The ARCH National Municipal Bond Portfolio(1)             $7,016            $18,530

The ARCH Growth & Income Equity Portfolio               $405,497           $405,859

The ARCH Small Cap Equity Portfolio                     $207,502           $207,666

The ARCH International Equity Portfolio                  $80,098            $26,804

The ARCH Balanced Portfolio                             $126,789           $126,784

----------------------

1. For period from commencement of operations (November 18, 1996) through November 30, 1996.

         For the fiscal year or period ended November 30, 1995, the Administrator was paid administration fees, after waivers, as follows:

                                                   FEES PAID
 PORTFOLIOS                                        (AFTER WAIVERS)         WAIVERS
 ----------                                        ---------------         -------

The ARCH Treasury Money Market Portfolio                $230,049           $230,045

The ARCH Money Market Portfolio                         $629,331           $629,431

The ARCH Tax-Exempt Money Market Portfolio(1)            $46,188                 $0

The ARCH U.S. Government Securities Portfolio            $46,262            $46,322

The ARCH Government & Corporate Bond Portfolio          $146,859           $147,087

The ARCH Short-Intermediate Municipal Portfolio(2)        $6,965             $6,914

The ARCH Missouri Tax-Exempt Bond Portfolio(1)           $34,689            $34,808

The ARCH Growth & Income Equity Portfolio               $315,754           $316,168

The ARCH Small Cap Equity Portfolio                     $128,398           $128,825

The ARCH International Equity Portfolio                  $47,635            $15,949

The ARCH Balanced Portfolio                             $103,465           $103,589

---------------

1    For the six-month period ended November 30, 1995.

2 For the period from commencement of operations (July 10, 1995) through November 30, 1995.

                  For the year ended May 31, 1995, the Predecessor Tax-Exempt Money Market and Predecessor Missouri Tax-Exempt Bond Portfolios paid the Administrator administration fees, after waivers, as follows:

                                                   FEES PAID
 PORTFOLIOS                                        (AFTER WAIVERS)         WAIVERS
 ----------                                        ---------------         -------
                                                    1995                     1995
                                                    ----                     ----

The Predecessor Tax-Exempt Money Market Portfolios  $105,189                    $0

The Predecessor Missouri Tax-Exempt Bond Portfolio  $143,351               $71,654



         For the fiscal years ended September 30, 1997, 1996 and 1995, Federated Administrative Services, the former administrator of the Predecessor Growth Equity Portfolio, earned administrative fees of $90,965, $71,420 and $52,746, respectively.

         The Small Cap Equity Index Portfolio had not commenced operations as of November 30, 1997.

CUSTODIAN AND TRANSFER AGENT

                  Mercantile Bank is Custodian of the Portfolios' assets pursuant to a Custodian Agreement. Under the Custodian Agreement, Mercantile Bank has agreed to (i) maintain a separate account or accounts in the name of each Portfolio; (ii) receive and disburse money on behalf of each Portfolio;
(iii) collect and receive all income and other payments and distributions on account of each Portfolio's portfolio securities; (iv) respond to correspondence relating to its duties; and (v) make periodic reports to the Fund's Board of Directors concerning the operations of each Portfolio. Mercantile Bank may, at its own expense, open and maintain a custody account or accounts on behalf of each Portfolio with other banks or trust companies, provided that Mercantile Bank shall remain liable for the performance of all of its custodial duties under the Custodian Agreement, notwithstanding any delegation. Mercantile Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Portfolios, provided that Mercantile Bank shall remain responsible for the performance of all of its duties under the Custodian Agreement and shall hold the Fund harmless from the acts and omissions of any bank or trust company servicing as sub-custodian.

                  In the opinion of the staff of the SEC, since the Custodian is an affiliate of the investment adviser, the Fund and the Custodian are subject to the requirements of Rule 17f-2 under the 1940 Act. Accordingly the Fund and the Custodian intend to comply with the requirements of such rule.

                  Pursuant to the Custodian Agreement with the Fund, each Portfolio pays Mercantile Bank an annual fee. For each Money Market Portfolio this fee is paid monthly and calculated daily at the rate of $.125 for each $1,000 of each such Portfolio's average daily net assets plus, in the case of the Tax-Exempt Money Market Portfolio only, $50 for each interest collection or claim item. For the Equity and Bond Portfolios (except the International Equity Portfolio), this fee, which is paid monthly, is calculated as the greater of $6,000 or $.30. For the International Equity Portfolio, this fee, which is calculated daily and paid monthly, is .17% of the Portfolio's average daily net assets for the first $50 million; .155% of the Portfolio's average daily net assets for the next $50 million; .13% of the Portfolio's average daily net assets for the next $150 million; and .105% of the Portfolio's average daily net assets thereafter. Each Equity and Bond Portfolio also pays $15.00 for each purchase, sale or delivery of a security upon its maturity date, $50.00 for each interest collection or claim item, $20.00 for each transaction involving GNMA, tax-free or other non-depository registered items with monthly dividends or interest, $30.00 for each purchase, sale or expiration of an option contract, $50.00 for each purchase, sale or expiration of a futures contract, and $15.00 for each repurchase trade with an institution other than Mercantile Bank. In addition, each Portfolio pays Mercantile Bank's incremental costs in providing foreign custody services for any foreign-denominated and foreign-held securities and reimburses Mercantile Bank for out-of-pocket expenses related to such services.

                  BISYS Fund Services Ohio, Inc. also serves as the Fund's transfer agent and dividend disbursing agent (in those capacities, the "Transfer Agent") pursuant to a Transfer Agency Agreement. Under the Agreement, the Transfer Agent has agreed to (i) process shareholder purchase and redemption orders; (ii) maintain shareholder records for each of the Portfolios' shareholders; (iii) process transfers and exchanges of shares of the Portfolios;
(iv) issue periodic statements for each of the Portfolios' shareholders; (v) process dividend payments and reinvestments; (vi) assist in the mailing of shareholder reports and proxy solicitation materials; and (vii) make periodic reports to the Fund's Board of Directors concerning the operations of each Portfolio.

DISTRIBUTION AND SERVICE ORGANIZATIONS

         BISYS Fund Services (the "Distributor"), an affiliate of the Administrator, serves as the Distributor of the Portfolios' shares pursuant to a Distribution Agreement. Under the Distribution Agreement, the Distributor, as agent, sells shares of the Portfolios on a continuous basis. The Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares. With respect to each Portfolio's Trust Shares, Trust II Shares and Institutional Shares, no compensation is payable by the Fund to the Distributor for distribution services. The Distributor is entitled to the payment of a front-end sales charge on the sale of Investor A Shares of the Equity and Bond Portfolios as described in the Prospectus for such shares. For the fiscal years ended November 30, 1997, 1996 and 1995, the Distributor received front-end sales charges in connection with Investor A share purchases as follows: U.S. Government Securities Portfolio -- $2,052, $823 and $6,238, respectively; Government & Corporate Bond Portfolio -- $9,635, $4,655 and $10,250, respectively; Missouri Tax-Exempt Bond Portfolio -- $46,690, $23,210 and $45,981, respectively; Growth & Income Equity Portfolio -- $167,110, $74,288 and $96,851, respectively; Small Cap Equity Portfolio -- $33,777, $18,763 and $60,626, respectively; and

Balanced Portfolio -- $20,227, $2,705 and $7,442, respectively. For the fiscal years ended November 30, 1997, 1996 and 1995, the Distributor received front-end sales charges in connection with Investor A share purchases of the International Equity Portfolio of $18,258, $11,417 and $14,251. For the fiscal years ended November 30, 1997, 1996 and the period July 10, 1995 (commencement of operations) through November 30, 1995, the Distributor received front-end sales charges in connection with Investor A Share purchases of the Short-Intermediate Municipal Portfolio of $0, $0 and $0. For the fiscal year ended November 30, 1997 and the period November 18, 1996 (commencement of operations) through November 30, 1996, the Distributor received front-end sales charges in connection with Investor A Share purchases of the National Municipal Bond Portfolio of $4,340 and $0, respectively. For the period February 10, 1997 (commencement of operations) through November 30, 1997, the Distributor received front-end sales charges in connection with Investor A Shares of the Intermediate Corporate Bond Portfolio and Bond Index Portfolio of $1,114 and $13, respectively. For the period March 7, 1997 (commencement of operations) through November 30, 1997, the Distributor received front-end sales charges in connection with Investor A Shares of the Equity Income Portfolio of $829. For the period May 1, 1997 (commencement of operations) through November 30, 1997, the Distributor received front-end sales charges in connection with Investor A Shares of the Equity Index Portfolio of $3,003. For the period November 21, 1997 (date Predecessor Growth Equity Portfolio reorganized into the Growth Equity Portfolio) through November 30, 1997, the Distributor received front-end sales charges in connection with Investor A Shares of the Growth Equity Portfolio of $0. Of these amounts, the Distributor retained $0, $126 and $784, respectively, and MVA and affiliates retained $310, $385 and $2,101, respectively, with respect to the U.S. Government Securities Portfolio; the Distributor retained $0, and MVA and affiliates retained $0 with respect to the Intermediate Corporate Bond Portfolio; the Distributor retained $0, and MVA and affiliates retained $0 with respect to the Bond Index Portfolio; the Distributor retained $0, $0 and $1,354, respectively, and MVA and affiliates retained $6,721, $3,535 and $8,711, respectively, with respect to the Government & Corporate Bond Portfolio; the Distributor retained $23, $416 and $6,400, respectively, and MVA and affiliates retained $4,700, $5,850 and $9,735, respectively, with respect to the Missouri Tax-Exempt Bond Portfolio; the Distributor retained $45, and MVA and affiliates retained $466 with respect to the Equity Income Portfolio; the Distributor retained $0, and MVA and affiliates retained $25 with respect to the Equity Index Portfolio; the Distributor retained $2,387, $1,850 and $11,647, respectively, and MVA and affiliates retained $56,664, $27,769 and $27,761, respectively, with respect to the Growth & Income Equity Portfolio; the Distributor retained $0, and MVA and affiliates retained $0 with respect to the Growth Equity Portfolio; the Distributor retained $184, $192 and $7,085, respectively, and MVA and affiliates retained $9,915, $10,277 and $15,259, respectively, with respect to the Small Cap Equity Portfolio; the Distributor retained $67, $92 and $871, respectively, and MVA and affiliates retained $9,419, $1,311 and $2,721, respectively, with respect to the Balanced Portfolio; the Distributor retained $0, $1 and $1,626, respectively, and MVA and affiliates retained $7,433, $8,226 and $5,431, respectively, with respect to the International Equity Portfolio; the Distributor retained $0, $0 and $0, respectively, and MVA and affiliates retained $0, $0 and $0, respectively, with respect to the Short-Intermediate Municipal Portfolio; and the Distributor retained $0 and $0 and MVA and affiliates retained $0 and $0 with respect to the National Municipal Bond Portfolio.

                  The Distributor is also entitled to the payment of contingent deferred sales charges upon the redemption of Investor B Shares of the Portfolios. For the fiscal years ended November 30, 1997 and 1996 and the period from March 1, 1995 (date of their initial public offering) through November 30, 1995, the Distributor received contingent deferred sales charges in connection with Investor B share redemptions as follows: Money Market Portfolio -- $0, $0 and $0; U.S. Government Securities Portfolio -- $8,968, $3,640 and $135; Government and Corporate Bond Portfolio -- $4,075, $4,258 and $1,246; Missouri Tax-Exempt Bond Portfolio -- $61,906, $1,763 and $7; Growth and Income Equity Portfolio -- $121,999, $30,345 and $209; Small Cap Equity Portfolio -- $12,870, $7,267 and $253; International Equity Portfolio -- $8,191 $5,763 and $0; and Balanced Portfolio -- $9,311 and $1,216. For the fiscal year ended November 30, 1997 and the period November 18, 1996 (commencement of operations) through November 30, 1996, the Distributor received $34,256 and $0 in contingent deferred sales charges in connection with Investor B Share redemptions of the National Municipal Bond Portfolio. For the period March 7, 1997 (commencement of operations) through November 30, 1997, the Distributor received $10,382 in contingent deferred sales charges in connection with Investor B Share redemptions of the Equity Income Portfolio. For the period November 21, 1997 (date Predecessor Growth Equity Portfolio reorganized into the Growth Equity Portfolio) through November 30, 1997, the Distributor received $0 in contingent deferred sales charges in connection with Investor B Share redemptions of the Growth Equity Portfolio. All such amounts were assigned to MVA pursuant to the financing arrangement between the Distributor and MVA described below under "The Plans -- Distribution and Services Plans."

                  The following table shows all sales charges, commissions and other compensation received by the Distributor directly or indirectly from the Fund's Portfolios during the fiscal year ended November 30, 1997:

                                                                           Brokerage
                                                                           Commissions in
                              Net Underwriting         Compensation on     Connection with
                              Discounts and            Redemption and      Portfolio                  Other
Portfolio(4)                  Commissions(1)           Repurchase(2)       Transactions               Compensation(3)
------------                  --------------           -------------       ------------               ---------------

Treasury Money
  Market                                $0                    $0               $0                   $227,021

Money Market                            $0                    $0               $0                 $1,348,039

Tax-Exempt Money
  Market                                $0                    $0               $0                    $80,133

U.S. Government
  Securities                        $1,102                $8,968               $0                    $37,818

Intermediate Corporate
  Bond                              $1,114                    $0               $0                         $0

Bond Index                             $13                    $0               $0                        $59

Government &
  Corporate Bond                   $13,710                $4,075               $0                    $66,619

Short-Intermediate
  Municipal                             $0                    $0               $0                       $136

Missouri Tax-
  Exempt Bond                     $108,596               $61,906               $0                    $57,835

National Municipal Bond            $38,596               $34,256               $0                     $1,390

Equity Income                      $11,211               $10,382               $0                       $384

Equity Index                            $0                    $0               $0                         $0

Growth & Income
  Equity                          $289,109              $121,999               $0                   $419,026

Growth Equity                           $0                    $0               $0                     $1,749

Small Cap Equity                   $46,674               $12,897               $0                   $152,069

International
  Equity                           $26,449                $8,191               $0                    $33,617

Balanced                           $29,538                $9,311               $0                   $210,155


----------------------------

(1) Represents amounts received from front-end sales charges on Investor A Shares and commissions received in connection with sales of Investor B Shares.
(2) Represents amounts received from contingent deferred sales charges on Investor B Shares. The basis on which such sales charges are paid is described in the Prospectus relating to Investor B Shares. All such amounts were assigned to MVA pursuant to the financing arrangements between the Distributor and MVA described below.
(3) Represents payments made under the Administrative Services Plans and Distribution and Services Plans that have been adopted by the Fund (see discussion below).
(4) The Small Cap Equity Index Portfolio had not commenced operations as of November 30, 1997.

THE PLANS

                  DISTRIBUTION AND SERVICES PLANS. As described in the Prospectuses, the Fund has adopted separate Distribution and Services Plans with respect to Investor A Shares and Investor B Shares of the Portfolios pursuant to the 1940 Act and Rule 12b-1 thereunder. Any material amendment to either of these Plans or arrangements with the Distributor or Service Organizations (which may include affiliates of the Fund's Adviser) must be approved by a majority of the Board of Directors, including a majority of the directors who are not "interested persons" of the Fund as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors") and by a majority of the Investor A Shares or Investor B Shares, respectively, of the Portfolio. Pursuant to the Plans, the Fund may enter into Servicing Agreements with broker-dealers and other organizations ("Servicing Agreements") that purchase Investor A Shares or Investor B Shares of a Portfolio. The Servicing Agreements provide that the Servicing Organizations will render certain shareholder administrative support services to their customers who are the record or beneficial owners of Investor A Shares or Investor B Shares. Services provided pursuant to the Servicing Agreements may include such services as providing information periodically to customers showing their positions in Investor A Shares or Investor B Shares and monitoring services for their customers who have invested in Investor A Shares or Investor B Shares, including the operation of telephone lines for daily quotations of return information.

                  Service Organizations and other broker/dealers receive commissions from the Distributor for selling Investor B Shares, which are paid at the time of the sale. These commissions approximate the commissions payable with respect to sales of Investor A Shares. The distribution fees payable under the Distribution and Services Plan for Investor B Shares (at an annual rate of
 .75%) are intended to cover the expense to the Distributor of paying such up-front commissions, and the contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor B Shares are redeemed prior to the expiration of the eight year period, after which Investor B Shares automatically convert to Investor A Shares. To provide funds for the payment of up-front sales commissions, the Distributor has entered into an agreement with MVA pursuant to which MVA provides funds for the payment of commissions and other fees payable to Service Organizations and broker/dealers who sell Investor B Shares. Under the terms of that agreement, the Distributor has assigned to MVA the fees which may be payable from time to time to the Distributor under the Distribution and Services Plan for Investor B Shares and the contingent deferred sales charges payable to the Distributor with respect to Investor B Shares.

                  ADMINISTRATIVE SERVICES PLANS. As stated in the applicable Prospectuses, separate Administrative Services Plans have been adopted with respect to Trust Shares and Institutional Shares of the Portfolios. Pursuant to each Plan and the Distribution and Services Plans described above, the Fund may enter into Servicing Agreements with banks, trust departments, and other financial institutions ("Trust Servicing Agreements") and with broker-dealers and other organizations ("Servicing Agreements") that purchase Trust Shares, Institutional Shares, Investor A Shares or Investor B Shares of a Portfolio, respectively. The Servicing Agreements provide that the Service Organizations will render certain shareholder administrative support services to their customers who are the record or beneficial owners of

Trust Shares, Institutional Shares, Investor A Shares or Investor B Shares, respectively. Services provided pursuant to the Servicing Agreements may include some or all of the following services: (i) processing dividend and distribution payments from the Portfolios on behalf of customers; (ii) providing information periodically to customers showing their positions in Trust, Institutional, Investor A Shares or Investor B Shares; (iii) arranging for bank wires; (iv) responding to routine customer inquiries relating to services performed by the particular Service Organization; (v) providing sub-accounting with respect to shares owned of record or beneficially by customers or the information necessary for sub-accounting; (vi) as required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers;
(vii) forwarding to customers proxy statements and proxies containing any proposals regarding Servicing Agreements or the related Plan; (viii) aggregating and processing purchase, redemption, and exchange requests from customers and placing net purchase and redemption orders with the Fund's Distributor; (ix) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (x) maintaining records relating to each customer's share transactions; or (xi) other similar services if requested by the Fund and permitted by law. In addition, Service Organizations may also provide dedicated facilities and equipment in various local locations to serve the needs of investors, including walk-in facilities, 800 numbers, and communication systems to handle shareholder inquiries, and in connection with such facilities, provide on-site management personnel and monitoring services for their customers who have invested in Investor A or Investor B Shares, including the operation of telephone lines for daily quotations of return information.

                  For the fiscal year or period ended November 30, 1997, pursuant to the Distribution and Services Plan for Investor A Shares, the Portfolios (other than the Small Cap Equity Index Portfolio, which had not commenced operations as of November 30, 1997) were charged the following amounts:

                           Distribution and Services Plan - Investor A Shares

                                             AMOUNT PAID                        AMOUNT PAID
                                             TO THE         AMOUNT PAID         TO AFFILIATES
PORTFOLIOS                   TOTAL CHARGED   DISTRIBUTOR      TO MVA               OF MVA
----------                   -------------   -----------      ------            -------------

Tax-Exempt Money Market        $42,059            $0             $0             $84,646

Treasury Money Market           $8,179            $0             $0              $1,619

Money Market                  $273,753            $0             $0             $16,137

U.S. Government Securities     $17,371          $539             $0             $13,712

Intermediate Corporate Bond(1)    $238          $119             $0                  $0

Bond Index(1)                      $41           $23             $0                 $18

Government & Corporate Bond    $14,162          $997             $0             $11,390

Short-Intermediate Municipal
  Bond                            $136          $113             $0                 $23

Missouri Tax-Exempt Bond       $47,923        $1,260             $0             $22,777

National Municipal Bond         $1,035          $527             $0                 $48

                                             AMOUNT PAID                        AMOUNT PAID
                                             TO THE         AMOUNT PAID         TO AFFILIATES
PORTFOLIOS                   TOTAL CHARGED   DISTRIBUTOR      TO MVA               OF MVA
----------                   -------------   -----------      ------            -------------


Equity Income(2)                   $207           $94             $0                $61

Equity Index(3)                    $102            $2             $0                 $0

Growth & Income Equity         $123,042        $1,918             $0            $70,945

Growth Equity(4)                $26,716        $1,586             $0                 $0

Small Cap Equity                $40,825        $1,187             $0            $21,467

International Equity             $8,493        $1,252             $0             $3,434

Balanced                        $30,314          $356             $0            $23,870

----------------------

1. For the period from commencement of operations (February 10, 1997) through November 30, 1997.
2. For the period from commencement of operations (March 7, 1997) through November 30, 1997.
3. For the period from commencement of operations (May 1, 1997) through November 30, 1997.
4.   For the period October 1, 1997 through November 30, 1997.


                  For the fiscal year or period ended November 30, 1996, pursuant to the Distribution and Services Plan for Investor A Shares, the Portfolios were charged the following amounts:

               DISTRIBUTION AND SERVICES PLAN - INVESTOR A SHARES

                                                  AMOUNT PAID                      AMOUNT PAID
                                                   TO THE          AMOUNT PAID      TO AFFILIATES
PORTFOLIOS                    TOTAL CHARGED       DISTRIBUTOR       TO MVA           OF MVA
----------                    -------------       -----------       ------           ------

Tax-Exempt Money Market         $24,086                 $0             $0            $1,266

Treasury Money Market           $9,337                  $0             $0            $1,627

Money Market                  $177,403                  $0             $0           $15,254

U.S. Government Securities     $22,999                $449             $0           $18,329

Government & Corporate Bond    $15,982                $171             $0           $13,764

Short-Intermediate Municipal

Missouri Tax-Exempt Bond       $49,325               $968              $0           $25,344

National Municipal Bond(1)          $0                 $0              $0                $0

Growth & Income Equity         $93,577             $2,342              $0          $570,505

Small Cap Equity               $40,775             $1,453              $0           $21,908

International Equity            $6,144             $1,105              $0            $2,047

Balanced                       $24,704               $235              $0            $19,050

----------------------

1. For period from commencement of operations (November 18, 1996) through November 30, 1996.

                  All amounts paid under the Distribution and Services Plan for Investor A Shares for the fiscal years/period ended November 30, 1997 and 1996 were attributable to payments to broker-dealers. For the fiscal years ended November 30, 1997 and 1996, no brokers of record waived fees.

                  For the fiscal year or period ended November 30, 1997, pursuant to the Distribution and Services Plan for Investor B Shares of the CDSC Portfolios, the CDSC Portfolios were charged the following amounts:

               DISTRIBUTION AND SERVICES PLAN - INVESTOR B SHARES
               --------------------------------------------------

                                             AMOUNT PAID                        AMOUNT PAID
                                             TO THE          AMOUNT PAID        TO AFFILIATES
PORTFOLIOS              TOTAL CHARGED        DISTRIBUTOR      TO MVA              OF MVA
----------              -------------        -----------      ------              ------

Treasury Money Market              $0                   $0              $0                 $0

Money Market                     $701                   $0            $701                 $0

Tax Exempt Money Market            $0                   $0              $0                 $0

U.S. Government Securities     $4,527                   $0          $4,527                 $0

Government & Corporate Bond    $5,575                   $0          $5,575                 $0

Misouri Tax-Exempt Bond        $9,912                   $0          $9,912                 $0

National Municipal Bond          $355                   $0            $355                 $0

Equity Income                    $177                   $0            $177                 $0

Growth & Equity Income        $50,649                   $0         $50,649                 $0

Growth Equity                      $0                   $0              $0                 $0

Small Cap Equity              $14,130                   $0         $14,130                 $0

International Equity           $5,251                   $0          $5,251                 $0

Balanced                       $4,370                   $0          $4,370                 $0


                  For the fiscal year or period ended November 30, 1996, pursuant to the Distribution and Services Plan for Investor B Shares of the CDSC Portfolios, the CDSC Portfolios were charged the following amounts:

               DISTRIBUTION AND SERVICES PLAN - INVESTOR B SHARES
               --------------------------------------------------

                                             AMOUNT PAID                        AMOUNT PAID
                                             TO THE          AMOUNT PAID        TO AFFILIATES
PORTFOLIOS              TOTAL CHARGED        DISTRIBUTOR      TO MVA              OF MVA
----------              -------------        -----------      ------              ------


Treasury Money Market          $2,321                $0         $0               $2,321

Money Market                     $928                $0         $0                 $928

Tax-Exempt Money
 Market                            $0                $0         $0                   $0

U.S. Government
 Securities                        $0                $0         $0                   $0

Government & Corporate Bond    $3,184                $0         $0               $3,184

Short-Intermediate
 Municipal                         $0                $0         $0                   $0

Missouri Tax-Exempt
  Bond                         $5,815                $0         $0               $5,815

National Municipal
  Bond                            $0                $0         $0                   $0

Growth & Income Equity       $20,870                $0         $0              $20,870

Small Cap Equity              $9,440                $0         $0               $9,440

International Equity          $2,543                $0         $0               $2,543

Balanced                     $1,988                 $0         $0               $1,988


                  For the fiscal year or period ended November 30, 1997, pursuant to the Administrative Services Plan for Trust Shares, the Portfolios (other than the Small Cap Equity Index Portfolio which had not commenced operations as of November 30, 1997) were charged the following amounts:

                   ADMINISTRATIVE SERVICES PLAN - TRUST SHARES
                   -------------------------------------------

                                                AMOUNT PAID                              AMOUNT PAID
                                                TO THE               AMOUNT PAID         TO AFFILIATES
PORTFOLIOS                TOTAL CHARGED         ADMINISTRATOR          TO MVA               OF MVA
----------                -------------         -------------          ------               ------

Treasury Money Market            $133,813               $0                  $0                $208,394

Money Market                   $1,019,403               $0                  $0              $1,006,433

Tax-Exempt Money Market           $38,074               $0                  $0                 $38,074

U.S. Government Securities             $0               $0                  $0                      $0

Intermediate Corporate Bond(1)         $0               $0                  $0                      $0

Bond Index(1)                          $0               $0                  $0                      $0

Government & Corporate Bond          $155               $0                 $0                     $155

Short-Intermediate Municipal           $0               $0                 $0                       $0

Missouri Tax-Exempt Bond               $0               $0                 $0                       $0

National Municipal Bond                $0               $0                 $0                       $0

Equity Income(2)                       $0               $0                 $0                       $0

Equity Index(3)                        $0               $0                 $0                       $0

Growth & Income Equity               $850               $0                 $0                     $850

Growth Equity(4)                       $0               $0                 $0                       $0

Small Cap Equity                       $0               $0                 $0                       $0

International Equity                   $0               $0                 $0                       $0

Balanced                              $47               $0                 $0                      $47


----------------------

1. For the period from commencement of operations (February 10, 1997) through November 30, 1997.
2. For the period from commencement of operations (March 7, 1997) through November 30, 1997.
3. For the period from commencement of operations (May 1, 1997) through November 30, 1997.
4.   For the period October 1, 1997 through November 30, 1997.

         For the fiscal year or period ended November 30, 1996, pursuant to the Administrative Services Plan for Trust Shares, the Portfolios were charged the following amounts:

                   ADMINISTRATIVE SERVICES PLAN - TRUST SHARES
                   -------------------------------------------

                                                     AMOUNT PAID                             AMOUNT PAID
                                                       TO THE             AMOUNT PAID       TO AFFILIATES
PORTFOLIOS                TOTAL CHARGED             ADMINISTRATOR            TO MVA            OF MVA
----------                -------------             -------------            ------            ------

Treasury Money Market         $151,479                     $0                    $0            $151,479

Money Market                  $565,091                     $0                    $0            $517,174

Tax-Exempt Money Market        $19,823                     $0                    $0             $19,823

U.S. Government Securities          $0                     $0                    $0                  $0

Government & Corporate Bond       $157                     $0                    $0                $157

Short-Intermediate Municipal        $0                     $0                    $0                  $0

Missouri Tax-Exempt Bond            $0                     $0                    $0                  $0

National Municipal Bond             $0                     $0                    $0                  $0

Growth & Income Equity            $546                     $0                    $0                $546

Small Cap Equity                    $0                     $0                   $0                   $0

International Equity                $0                     $0                   $0                   $0

Balanced                           $40                     $0                   $0                  $40


                  For the fiscal year ended November 30, 1997, pursuant to the Administrative Services Plan for Institutional shares, the Portfolios (other than the Small Cap Equity Index Portfolio which had not commenced operations as of November 30, 1997) paid the following amounts:

                   ADMINISTRATIVE SERVICES PLAN - TRUST SHARES
                   -------------------------------------------

                                                       AMOUNT PAID                              AMOUNT PAID
                                                          TO THE           AMOUNT PAID         TO AFFILIATES
PORTFOLIOS                       TOTAL CHARGED         ADMINISTRATOR          TO MVA               OF MVA
----------                       -------------         -------------          ------            -------------

Treasury Money Market                   $871            $0                    $0             $10,448

Money Market                         $54,182            $0                    $0             $54,182

U.S. Government Securities           $15,920            $0                    $0             $15,920

Intermediate Corporate Bond               $0            $0                    $0                  $0

Bond Index                               $18            $0                    $0                 $18

Government & Corporate Bond          $46,727            $0                    $0             $46,727

Equity Income                             $0            $0                    $0                  $0

Equity Index                              $0            $0                    $0                  $0

Growth & Income Equity              $244,485            $0                    $0            $244,485

Growth Equity                             $0            $0                    $0                  $0

Small Cap Equity                     $97,114            $0                    $0             $97,114

International Equity                 $19,873            $0                    $0             $19,873

Balanced                            $175,424            $0                    $0            $175,424


     For the fiscal year ended November 30, 1996, pursuant to the Administrative Services Plan for Institutional shares, the Portfolios paid the following amounts:

                   ADMINISTRATIVE SERVICES PLAN - TRUST SHARES
                   -------------------------------------------

                                                   AMOUNT PAID                              AMOUNT PAID
                                                     TO THE            AMOUNT PAID         TO AFFILIATES
PORTFOLIOS                TOTAL CHARGED           ADMINISTRATOR          TO MVA               OF MVA
----------                -------------           -------------          ------            -------------

Treasury Money Market         $13,166                     $0               $0               $13,166

Money Market                  $49,165                     $0               $0               $49,165

U.S. Government Securities     $4,441                     $0               $0                $4,441

Government & Corporate Bond   $34,976                     $0               $0               $34,976

Growth & Income Equity       $157,199                     $0               $0              $157,199

Small Cap Equity              $66,514                     $0               $0               $66,514

International Equity          $11,858                     $0               $0               $11,858

Balanced                     $133,169                     $0               $0              $133,969


     For the fiscal year ended November 30, 1996, MVA and/or various service organizations waived no fees with respect to the Administrative Services Plans.

     For the fiscal year ended November 30, 1997, the Administrator waived all fees with respect to the Intermediate Corporate Bond, Bond Index, Equity Income and Equity Index Portfolios.

     Shares of the Predecessor Growth Equity Portfolio were subject to a Distribution Plan adopted pursuant to Rule 12b 1 under the 1940 Act. The Plan provided for payment of fees to Federated Securities Corp., the former distributor of the Predecessor Portfolio, at an annual rate of .25% of the Predecessor Portfolio's average daily net assets, to finance activity which was primarily intended to result in the sale of the Predecessor Portfolio's shares subject to the Plan. Pursuant to the Plan, Federated Securities Corp. was permitted to pay fees to brokers for distribution and administrative services and to administrators (i.e. financial institutions) for administrative services provided to the Predecessor Portfolio and its shareholders. For the fiscal years ended September 30, 1997, 1996 and 1995, brokers and administrators earned fees on behalf of the Predecessor Portfolio of $156,027, $122,734 and $84,456, respectively, all of which were voluntarily waived for each year.

     OTHER PLAN INFORMATION. The Board of Directors has approved each Plan and its respective arrangements with the Distributor, Service Organizations and broker-dealer based on information provided by the Fund's service contractors that there is a reasonable likelihood that these Plans and arrangements will benefit the Portfolios and their shareholders. Pursuant to each Plan, the Board of Directors reviews, at least quarterly, a written report of the amounts of distribution fees and servicing fees expended pursuant to each Plan and the Service

Organizations and the purposes for which the expenditures were made. So long as the Fund has one or more of the above described Plans in effect, the selection and nomination of the members of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund will be committed to the discretion of such Disinterested Directors.

     Depending upon the terms governing the particular customer accounts, Service Organizations and other institutions may also charge their customers directly for cash management and other services provided in connection with the accounts, including, for example, account maintenance fees, compensating balance requirements, or fees based upon account transactions, assets, or income. An investor should therefore read the Prospectuses and this Statement of Additional Information in light of the terms of his or her account with a Service Organization, or other institution before purchasing shares of a Portfolio.

     REGULATORY MATTERS. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, or controlling the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as Shares of the Portfolios. Such banking laws and regulations do not prohibit such a holding company or affiliate, or banks, from acting as investment adviser, transfer agent, or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. Mercantile Bank, MVA, Service Organizations that are banks or bank affiliates, and broker-dealers that are bank affiliates are subject to such laws and regulations, but believe they may perform the services for the Portfolios contemplated by their respective agreements, this Prospectus and the Statement of Additional Information without violating applicable banking laws and regulations. In addition, State Securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

     Should future legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with the provision of services on behalf of the Portfolios and their shareholders, the Fund might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is not expected that investors would suffer any adverse financial consequences as a result of any of these occurrences.

     If current restrictions preventing a bank from legally sponsoring, organizing, controlling or distributing Shares of an investment company were relaxed, Mercantile Bank or an affiliate of Mercantile Bank, would consider the possibility of offering to perform additional services for the Portfolios. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which Mercantile Bank, or such an affiliate, might offer to provide such services.

     Conflict of interest restrictions may apply to the receipt of compensation paid pursuant to a Servicing Agreement by a Portfolio to a financial intermediary in connection with the investment of fiduciary funds in a Portfolio's Shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, should consult legal counsel before entering into Servicing Agreements.


                              INDEPENDENT AUDITORS

     For the fiscal year or period ended November 30, 1997, KPMG Peat Marwick LLP, certified public accountants, with offices at Two Nationwide Plaza, Columbus, Ohio 43215, served as independent auditors for the Fund. KPMG Peat Marwick LLP performs an annual audit of the Fund's financial statements. Reports of its activities are provided to the Fund's Board of Directors. The financial statements dated November 30, 1997, which are incorporated by reference into this Statement of Additional Information, have been audited by KPMG Peat Marwick, whose report thereon is incorporated herein by reference.


                                    COUNSEL

     Drinker Biddle & Reath LLP (of which W. Bruce McConnel, III, Secretary of the Fund, is a partner), Suite 1100, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, is counsel to the Fund and will pass upon certain legal matters on its behalf.


                                 MISCELLANEOUS

     As of March 5, 1998, Mercantile held of record 100.092% and 65.777% of the outstanding Institutional and Trust Shares, respectively, in the Treasury Money Market Portfolio; 89.943% and 40.037% of the outstanding Institutional and Trust Shares, respectively, in the Money Market Portfolio; 86.371% of the outstanding Trust Shares in the Tax-Exempt Money Market Portfolio; 95.299% and 96.121% of the outstanding Institutional and Trust Shares, respectively, in the U.S. Government Securities Portfolio; 96.135% and 100.032% of the outstanding Institutional and Trust Shares, respectively, in the Intermediate Corporate Bond Portfolio; 99.500% and 99.579% of the outstanding Institutional and Trust Shares, respectively, in the Government & Corporate Bond Portfolio; 99.681% and 98.456% of the outstanding Institutional and Trust Shares, respectively, in the Bond Index Portfolio; 97.117% of the outstanding Trust Shares in the Short-Intermediate Municipal Portfolio; 98.206% of the outstanding Trust Shares in the Missouri Tax-Exempt Bond Portfolio; 99.657% of the outstanding Trust Shares in the National Municipal Bond Portfolio; 98.859% and 96.177% of the outstanding Institutional and Trust Shares, respectively, in the Growth & Income Equity Portfolio; 99.999% and 49.616% of the outstanding Institutional and Trust Shares, respectively, in the Small Cap Equity Portfolio; 95.648% and 93.119% of the outstanding Institutional and Trust Shares, respectively, in the International Equity Portfolio; 97.059% of the outstanding Trust Shares in the Equity Income Portfolio; 91.147 and 99.998%, of the outstanding Institutional and Trust Shares, respectively, in the Equity Index Portfolio; 99.540% and 99.874% of the outstanding Institutional and Trust Shares, respectively, in the Balanced Portfolio, and 99.999% and 98.757% of the outstanding Institutional and Trust Shares, respectively, in the

Growth Equity Portfolio, as fiduciary or agent on behalf of its customers. Mercantile is a wholly owned subsidiary of Mercantile Bancorporation Inc., a Missouri corporation. Under the 1940 Act, Mercantile may be deemed to be a controlling person of the Fund.

     As of the same date, the following institutions also owned of record 5% or more of the Treasury Money Market Portfolio's outstanding shares as fiduciary or agent on behalf of their customers: Trust Shares - BISYS Fund Services, FBO Mercantile EOD Sweep, Attn: Mike Bryan, 3435 Stelzer Road, Columbus, OH 43219 (25.486%); Investor A Shares - National Financial Services Corp., For the Benefit of Our Customers, 1 World Financial Center, 200 Liberty Street, 5th Floor, New York, NY 10281 (51.767%); Mercantile Bank of St. Louis, NA Custodian Richard E. Crippa, Rollover IRA, 2948 Castleford Dr., Florissant, MO 63033-0000 (9.202%); St. Louis Regional Medical Center, Attn: Sharon Edison, 5535 Delmar Blvd., St. Louis, MO 63112 (29.867%); St. Louis Regional Medical Center Foundation, 5535 Delmar Blvd., St. Louis, MO 63112, (5.660%); Institutional Shares - Mercantile Bank of St. Louis, N.A., Attn: Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0000, (100.092%).

     As of the same date, the following institutions also owned of record 5% or more of the Money Market Portfolio's outstanding shares as fiduciary or agent on behalf of their customers: Trust Shares - Pacific Century Trust, 783 Funds Accounting, P.O. Box 3170, Honolulu, HI 96802-3170 (6.135%); BISYS Fund Services, FBO Mercantile EOD Sweep, Attn: Mike Bryan, 3435 Stelzer Road, Columbus, OH 43219 (38.139%); Mercantile Bank, N.A. Trust, Trust Securities Unit 17-1, Attn: Dede Clark, P.O. Box 387 Main Post Office, St. Louis, MO 631666-0000 (40.037%); Investor A Shares - National Financial Services Corp., For the Benefit of Our Customers, 1 World Financial Center, 200 Liberty Street, 5th Floor, New York, NY 10281 (95.007%); Investor B Shares - Mercantile Bank of St. Louis, NA Custodian Pheba A. Steinmeyer, IRA, HC 3 Box 1266, Rocky Mt., MO 65072-9042 (6.696%); Alberta Buenemann and Ernie W. Buenemann Trust, Alberta Buenemann Revocable Living Trust DTD 08-30-91, 1649 Sand Run Road, Troy, MO 63379 (9.025%); Mercantile Bank of St. Louis, NA Custodian Edwin C. Hogrebe, IRA, 5537 Goethe, St. Louis, MO 63109 (5.832%); Homer R. Turner and Edna M. Turner Trust, Edna M. Turner Trust DTD 4-17-90, 33409 E. Pink Hill Rd., Grain Valley, MO 64029 (15.129%); Institutional Shares - Mercantile Bank of St. Louis, N.A., Attn: Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0000 (89.943%).

     As of the same date, the following institutions also owned of record 5% or more of the Tax-Exempt Money Market Portfolio's outstanding shares as fiduciary or agent on behalf of their customers: Trust Shares - BISYS Fund Services, FBO Mercantile EOD Sweep, Attn: Mike Bryan, 3435 Stelzer Road, Columbus, OH 43219 (7.419%); Mercantile Bank N.A. Trust, Trust Securities Unit 17-1, Attn: Dede Clark, P.O. Box 387 Main Post Office, St. Louis, MO 63166-0000 (86.371%); Investor A Shares - National Financial Services Corp., For the Benefit of Our Customers, 1 World Financial Center, 200 Liberty Street, 5th Floor, New York, NY 10281 (95.421%).

     As of the same date, the following institutions also owned of record 5% or more of the U.S. Government Securities Portfolio's outstanding shares as fiduciary or agent on behalf of their customers: Trust Shares - Locust & Company, Mercantile Bank, St. Louis, N.A., Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (39.228%); Olive & Company,

Mercantile Bank of St. Louis, N.A., Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (56.893%); Investor A Shares - Mercantile Bank of St. Louis, NA Custodian Edmund C. Albrecht, Jr., IRA, 236 Carlyle Lake Dr., St. Louis, MO 63141 (6.134%); Mercantile Bank of St. Louis, NA Custodian William J. Gaffney, IRA Rollover, 1424 Bopp Road, St. Louis, MO 63131 (5.348%); Investor B Shares - NFSC FEBO M22-050270, NFSC FMTC IRA, FBO Patricia J. Vander Haar, 4022 Ave. F, St. Louis, MO 63123 (5.366%); NFSC FEBO M26 044423, NFSC FMTC IRA, FBO Wayne Brunk, 17825 Highway 71, St. Joseph, MO 64505 (19.167%); NFSC FEBO M26 945293, NFSC FMTC IRA Rollover, FBO Charlene V. Brunk, 17825 Hwy. 21, St. Joseph, MO 64505 (6.022%); NFSC FEBO M26 942529, Esther E. Cantley TTEE, Esther
E. Cantley Trust, U/A 4-21-97, Rt. 3 Box 692, Cobool, MO 65689 (6.620%);
Institutional Shares - Locust & Company, Mercantile Bank of St. Louis, N.A.,
Attn: Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0000 (95.299%).

         As of the same date, the following institutions also owned of record 5% or more of the Intermediate Corporate Bond Portfolio's outstanding shares as fiduciary or agent on behalf of their customers: Trust Shares - Locust & Company, Mercantile Bank, St. Louis, N.A., Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (5.512%); Olive & Company, Mercantile Bank, St. Louis, N.A., Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (94.520%); Investor A Shares - Gary E. Timmons, P.O. Box 3149, Laredo, TX 78044 (8.845%); Jill Larson, 27165 Punario, Mission Viejo, CA 92692-3204 (8.845%);
George Gregory Timmons, 1332 E. Desert Cv., Phoenix, AZ 85020 (8.845%); Betty Jane Eckhart, Trust Betty Jane Eckhart Trust U/A DTD 04-19-82, 28265 Beach Rd., Sarcoxie, MO 64862 (31.162%); Lynn C. Prescott, 4180 Rincon Circle, Palo Alto, CA 94306 3138 (17.581%); NFSC FEBO M22 988855, Edwin N. Howald, 4747 Nebraska
Ave. A, St. Louis, MO 63111 (11.182%); Institutional Shares - Locust & Company, Mercantile Bank, St. Louis, N.A., Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (96.135%).

         As of the same date, the following institutions also owned of record 5% or more of the Bond Index Portfolio's outstanding shares as fiduciary or agent on behalf of their customers: Trust Shares - Olive & Company, Mercantile Bank of St. Louis, N.A., Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (98.456%); Investor A Shares - Thomas Young Trust, Beatrice Young Trust DTD 8-15-69 A/C M27 997382, 9204 Roger Lee Lane, St. Louis, MO 63126 (12.986%); Thomas Young Trust, Henry Young Trust DTD 11-12-69, A/C M27 997390, 9204 Roger Lee Lane, St. Louis, MO 63126 (7.350%); NFSC FEBO M23 983284, Amy C. Gaut, Andrew W. Gaut, Michael Fleming, 8601 Juniper, Prairie Village, KS 66207 (5.223%); Gerhard Radi, 2965 Berwick Ct., St. Charles, MO 63303
(16.800%); Lynn Ellen Mayorwitz Trust, Paul Mayorwitz Trust, For Mary K. Anderson, 2895 Lesmer Ct., St. Louis, MO 63114 (9.346%); Gary C. Nelling and Helen L. Nelling, JTWROS, 850 Warder Ave., St. Louis, MO 63130 (15.397%); Mary
K. Anderson, Trust Paul Mayorwitz Trust, for Lynn Ellen Mayorwitz, 7347 Laveta, St. Louis, MO 63117 (12.683%); Florence M. Rhodes, 924 Tuxedo Blvd., St. Louis, MO 63119 (6.679%); Soside & Co., P.O. Box 2653, St. Louis, MO 63116 (6.679%);
Institutional Shares - Locust & Company, Mercantile Bank of St. Louis, N.A., Trust Securities Units 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (99.681%).

         As of the same date, the following institutions also owned of record 5% or more of the Government & Corporate Bond Portfolio's outstanding shares as fiduciary or agent on behalf of their customers: Trust Shares - Locust & Company, Mercantile Bank of St. Louis, N.A., Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (41.465%); Olive & Company, Mercantile Bank of St. Louis, N.A., Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (58.114%); Investor A Shares - Mercantile Bank of St. Louis, NA Custodian Eugene F. Tucker, IRA Rollover, 70 Berkshire, St. Louis, MO 63117 (5.756%); Investor B Shares - Mercantile Bank of St. Louis, NA Custodian Gerald C. Pasch, IRA, 2817 Duncan, St. Joseph, MO 64507 (6.628%); NFSC FEBO M22 050563, Carl S. Jackson, Steven J. Jackson, 3016 Sunset Drive, Apt. B, Carbondale, IL 62901 (7.152%); NFSC FEBO M26 040169, Lewis D. Kelly, Leola F. Kelly, 527 N. Ellsworth Ave., Marshall, MO 65340 (6.029%); Homer R. Turner and Edna M. Turner Trust, Edna M. Turner Trust DTD 04 90, 33409 E. Pink Hill Road, Grain Valley, MO 64029 (9.114%); Alberta Buenemann and Ernie W. Buenemann Trust, Alberta Buenemann Revocable Living Trust DTD 08-30-91, 1649 Sand Run Road, Troy, MO 63379 (5.523%); Institutional Shares
- Locust & Company, Mercantile Bank of St. Louis, N.A., Attn: Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0000 (91.045%); Mercantile Bank,
Expediter Daily Valuation Account, Attn: Institutional Retirement Tram 16-2, P.O. Box 387, St. Louis, MO 63166 (8.455%).

         As of the same date, the following institutions also owned of record 5% or more of the Short-Intermediate Municipal Bond Portfolio's outstanding shares as fiduciary or agent on behalf of their customers: Trust Shares - Olive & Company, Attn: Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (97.117%); Investor A Shares - James Sutten, P.O. Box 2465, Inverness, FL 34451-2465 (6.657%); Lane P. Baker and Madelynn A. Baker, JTWROS, P.O. Box 979, Essex, CT 06426-0000 (93.275%).

         As of the same date, the following institutions also owned of record 5% or more of the Missouri Tax-Exempt Bond Portfolio's outstanding shares as fiduciary or agent on behalf of their customers: Trust Shares - Locust & Company, Mercantile Bank of St. Louis, N.A., Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (8.784%); Olive & Company, Mercantile Bank of St. Louis, N.A., Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (89.422%); Investor B Shares - NFSC FEBO M22 036374, Laura May Young, Trustee of the Laura May Young Trust U/A 8 95, 427 Clifside Drive, St. Louis, MO 63122 (6.284%); NFSC FEBO M22 465747, Mae B. Strain, TOD, 4200 Botanical, St. Louis, MO 63110 (6.445%); NFSC FEBO M22 402761, Kenneth Russell, Helen Russell, Trustee, Helen Russell Revocable Trust, 320 Lake Apollo, Hannibal, MO 63401 (9.566%).

         As of the same date, the following institutions also owned of record 5% or more of the National Municipal Bond Portfolio's outstanding shares as fiduciary or agent on behalf of their customers: Trust Shares - Olive & Company, Mercantile Bank of St. Louis, N.A., Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (99.657%); Investor A Shares - Lane P. Baker and Madelynn A. Baker, P.O. Box 979, Essex, CT 06426-0000 (5.323%); Gail P. Ruga, Bin 7137-2175, 207 Aintree Road, Rolla, MO 65401-3760 (12.071%); Kim P. Wheeler,
1003 S. 19th, Rogers, AR 72758 (12.071%); NFSC FEBO M27 045063, Eleanor R.
Strain, Trustee of the Eleanor R. Strain Trust, U/A 11 84, 33 Log Cabin Drive, St. Louis, MO 63124 (6.054%); NFSC FEBO M22 947725, Elisabeth M. Goelz, TTEE Elisabeth M. Goelz, Self Declaration of Trust, U A 8 29 97, 5 Gerold Lane, Belleville, IL 62223 (9.253%); NFSC FEBO M22-949140, William Oliver Shillington II, 2917 N. Kristopher Bend, St. Charles, MO 63303

(7.741%); NFSC FEBO M22 945560, Robert W. Saitz Revocable Trust, Robert W. Smith U/A 12 97, 8618 Green Springs, St. Louis, MO 63123 (5.761%); Investor B Shares - NFSC FEBO M22 988642, Ronald E. Ryan, Marian H. Ryan, 875 Glen Elm Drive, St. Louis, MO 63122 (10.680%); NFSC FEBO M22 967220, Casatta Revocable Living Trust, Raymond H. Casatta U/A 10-06-87, 5658 Tholozan, St. Louis, MO 65109 (15.317%); NFSC FEBO M22 961817, Gladine Coleman, Andrew B. Coleman, 5945 Loughborough, St. Louis, MO 63109 (10.581%); NFSC FEBO M22 423394, Nancy M. Prewitt, TOD, 16 Toussaint, O'Fallon, MO 63366 (8.991%); NFSC FEBO M22 479039, Constance M. McManus, TOD, 4271 Wyoming, St. Louis, MO 63116 (18.203%); NFSC M22 473782,
Roland Charles Oesterle, TOD, 2849 Missouri, St. Louis, MO 63118 (7.611%); NFSC FEBO M22-473499, Rudolf A. Reiner, TOD, 1722 Wild Goose Run, St. Charles, MO 63033 (5.323%); NFSC FEBO M22-370029, Ned W. Picard, Adrienne R. Picard, 3951 Wenzlick Ave., St. Louis, MO 63109 (5.064%).

         As of the same date, the following institutions also owned of record 5% or more of the Equity Income Portfolio's outstanding shares as fiduciary or agent on behalf of their customers: Trust Shares - Olive & Company, Mercantile Bank of St. Louis, N.A., Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (97.059%); Institutional Shares - BISYS Fund Services OH Inc., Attn:
Admin. & Regulatory Services, 3435 Stelzer Rd., Columbus, OH 43219 (86.739%); CoreLink Financial Inc., P.O. Box 4054, Concord, CA 94524 (13.260%); Investor A Shares - Betty Jane Eckhart, Trust Betty Jane Eckhart Trust U/A DTD 04-19-82, 28265 Beech Road, Sarcoxie, MO 64862 (7.833%); Lynn C. Prescott, 4180 Rincon Circle, Palo Alto, CA 94306-3138 (6.217%); NFSC Febo M22-949140 William Oliver Shillington, II, 2917 N. Kristopher Bend, ST. Charles, MO 63126 (18.843%); Lynn Ellen Mayorwitz Trust, Paul Mayorwitz Trust, for Mary K. Anderson, 2895 Lesher Court, St. Louis, MO 63114 (7.164%); Sandra Kungle Trust, Sandra Kungle Trust, 139 Arrowhead Court, Boone, NC 28607 (27.574%); Mercantile Bank of St. Louis, Custodian, Thomas L. Reid, Rollover IRA, 1900 Oakton St., Elk Grove Village, IL 60007 (8.090%); Investor B Shares - NFSC FEBO M22-979570, NFSC FMTC IRA Rollover FBO Kevin O. Webb, 1107 Wilshire, ST. Louis, MO 63130 (17.011%); NFSC FEBO M24-988707, NFSC FMTC IRA Rollover FBO Wayne L. Clough, 1176 Liberty Ave., Waterloo, IA 50702 (9.867%); NFSC FEBO M23-999598, Randy R. Hamill, Carol K. Hammill, 9333 W. MacArthur, Wichita, KS 67215 (6.068%); NFSC FEBO M23-031925, Anne Lloyd Oppenheimer, 31-Y Street, Lake Lotwana, MO 64086 (56.178%).

         As of the same date, the following institutions also owned of record 5% or more of the Equity Index Portfolio's outstanding shares as fiduciary or agent on behalf of their customers: Trust Shares - Olive & Company, Mercantile Bank of St. Louis, N.A., Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (5.318%); Locust & Company, Mercantile Bank of St. Louis, N.A., Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (94.680%);
Institutional Shares - BISYS Fund Services, Attn: Admin. & Regulatory Services, 3435 Stelzer Rd., Columbus, OH 43219 (8.852%); Locust & Company, Mercantile Bank of St. Louis, N.A., Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO, 63166-0387 (91.147%); Investor A Shares - NFSC FEBO M22-968030, NFSC FMTC IRA Rollover, FBO Carl R. Stock, 4000 D Brittany Circle, Bridgeton, MO 63044 (39.495%); NFSC FEBO M27-975478, NFSC FMTC IRA Rollover, FBO Christopher Gregory Vahlka, 7200 Waterman, St. Louis, MO 63130 (5.214%); NFSC FEBO M22-968145, Carl
R. Stock, TOD David Lee Stock, 4000 D. Brittany Circle, Bridgeton, MO 63044 (20.072%).

         As of the same date, the following institutions also owned of record 5% or more of the Small Cap Equity Portfolio's outstanding shares as fiduciary or agent on behalf of their customers: Trust Shares - The Northern Trust Co., Trust Carpenters Pension Trust Fund, A/C 26-43664, Attn: Mutual Fund, P.O. Box 92956, Chicago, IL 60675-2956 (7.340%); American Bar Endowment, 750 N. Lake Shore Dr., Chicago, IL 60611 (6.845%); Vanguard Fiduciary Trust Co., FBO Pioneer Hi Bred Mix 3, Attn: Specialized Services Unit, P.O. Box 2600 VM A14, Valley Forge, PA 19482 (5.720%); Olive & Company, Mercantile Bank of St. Louis, N.A., Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (12.871%); Locust & Company, Mercantile Bank of St. Louis, N.A., Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (36.745%); Vanguard Fiduciary Trust Co., FBO Pioneer Hi Bred Mix 4, Attn: Specialized Services Unit, P.O. Box 2600 VM A14, Valley Forge, PA 19482 (6.381%); Bankers' Trust Co., FBO Sheet Metal Local 36, Miss Van Arch FD 191719, Attn: Mike Bloebaun, 648 Grassmere Park Road, Nashville, TN 37211 (5.909%); Investor A Shares - Koch Industries, Inc., c/o W A M, 1299 Ocean Ave., Suite 700, Santa Monica, CA 90401 (7.627%); Institutional Shares - Locust & Company, Mercantile Bank of St. Louis, N.A., Attn: Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0000 (93.099%);
Mercantile Bank, Expediter Daily Valuation Account, Attn: Institutional Retirement Tram 16-2, P.O. Box 387, St. Louis, MO 63166 (6.900%).

         As of the same date, the following institutions also owned of record 5% or more of the International Equity Portfolio's outstanding shares as fiduciary or agent on behalf of their customers: Trust Shares - Locust and Company, Attn:
Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0000 (46.656%); Olive & Company, Attn: Trust Securities Unit 17-1, P. O. Box 387, St. Louis, MO 63166-0387 (46.463%); Investor A Shares - Frances Dakers, 200 E. 89th St. 28D, New York, NY 10128 (12.338%); Institutional Shares - Locust & Company, Attn:
Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0000 (95.648%).

         As of the same date, the following institutions also owned of record 5% or more of the Balanced Portfolio's outstanding share as fiduciary or agent on behalf of their customers: Trust Shares - Locust & Company, Mercantile Bank of St. Louis, N.A., Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (94.874%); Investor A Shares - Mercantile Bank of St. Louis, NA Custodian Robert W. Davis, Rollover IRA, 818 Broadway, Elsberry, MO 63343 (5.900%); Investor B Shares - Mercantile Bank of St. Louis, NA Custodian Edmund Frances Codr, Rollover IRA, 2820 S. 42nd St., St. Joseph, MO 64503 (5.066%); Mercantile Bank of St. Louis, NA Custodian Richard Dell Woods, SEP IRA, 3114 Pickett Rd., St. Joseph, MO 64503 (6.585%); Mercantile Bank of St. Louis, NA Custodian Gerald C. Pasch, IRA, 2817 Duncan, St. Joseph, MO 64507 (5.364%); NFSC FEBO M22-030490, NFSC FMTC IRA, FBO Loren D, Salmons, 7 Ranchero Drive, St. Charles, MO 63303 (5.063%); Institutional Shares - Locust & Company, Mercantile Bank of St. Louis, N.A., Attn: Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0000 (83.405%); Mercantile Bank, Expediter Daily Valuation Account, Attn: Institutional Retirement Tram 16-2, P.O. Box 387, St. Louis, MO 63166 (16.135%).

         As of the same date, the following institutions also owned of record 5% or more of the Growth Equity Portfolio's outstanding shares as fiduciary or agent on behalf of their customers: Trust Shares - Olive & Company, Mercantile Bank of St. Louis, N.A., Trust

Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (89.157%); Locust & Company, Mercantile Bank of St. Louis, N.A., Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (9.580%); Investor A Shares - NFSC FEBO M22-540196, Tiger Limited Partnership, 903 Claymark, ST. Louis, MO 63131 (11.108%); NFSC FEBO M22-478237, Bernard B. Birger, Trustee, Bernard B. Birger Revocable Living Trust U/A 5-25-76, 250 Hilltop, Collinsville, IL 62234 (6.313%); Investor B Shares - NFSC FEBO M22-934640, Dan McGowen, Lynn McGowen, 404 Lea Harbor Ct., Wildwood, MO 63040 (99.890%); Institutional Shares - Locust & Company, Mercantile Bank of St. Louis, N.A., Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (99.999%).

         As of the same date, the following Institutions also owned of record 5% or more of the Growth & Income Equity Portfolio's outstanding shares as fiduciary or agent on behalf of their customers: Trust Shares - Locust & Company, Mercantile Bank of St. Louis, N.A., Trust Securities Unit 17-1, P.O. 387, St. Louis, MO 63166-0387 (54.901%); Olive & Company, Mercantile Bank of St. Louis, N.A., Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (41.276%); Institutional Shares - Locust & Company, Mercantile Bank of St. Louis, N.A., Attn: Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0000 (92.022%); Mercantile Bank, Expediter Daily Valuation Account, Attn:
Institutional Retirement Tram 16-2, P.O. Box 387, St. Louis, MO 63166 (6.837%).

         On the basis of information received from these institutions, the Fund believes that substantially all of the shares owned of record were also beneficially owned by these institutions because they possessed or shared voting or investment power with respect to such shares on behalf of their underlying accounts.

                              FINANCIAL STATEMENTS

         The Fund's Annual Report to Shareholders for the fiscal year or period ended November 30, 1997 has been filed with the Securities and Exchange Commission. The financial statements in such Annual Report (the "Financial Statements") are incorporated by reference into this Statement of Additional Information. The Financial Statements included in such Annual Report have been audited by the Fund's independent accountants, KPMG Peat Marwick LLP, whose report thereon also appears in such Annual Report and is incorporated herein by reference. The Financial Statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                   APPENDIX A
                                   ----------
COMMERCIAL PAPER RATINGS
------------------------

                  A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

         "A 1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated "A-1". However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent on favorable business, financial, and economic conditions for the obligor to meet its financial obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime 1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime 2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.

                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


                  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

                  "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

                  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of securities rated "F1".

                  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                  "B" - Securities possess speculative credit quality. this designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                  "C" - Securities possess high default risk. This designation indicates that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                  "D" - Securities are in actual or imminent payment default.

                  Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

                  "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.




CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "BB," "B," "CCC," "CC" and "C" - Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - Debt is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of investment risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is very unlikely to be adversely affected by foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of investment risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than bonds with higher ratings.

                  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of investment risk. The capacity for timely payment of financial commitments is adequate, but adverse circumstances and in economic conditions are more likely to impair this category.

                  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  "B" - Bonds are considered highly speculative. these ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  "CCC", "CC", "C" - Bonds have high default risk. Capacity for meeting financial commitments is reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

                  "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.

                  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                  Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS
----------------------

                  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

                  "SG" - This designation denotes speculative quality and lack of margins of protection.


                  Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B
                                   ----------

                  The U.S. Government Securities, Intermediate Corporate Bond, Bond Index, Government & Corporate Bond, Equity Income, Equity Index, Growth & Income Equity, Growth Equity, Small Cap Equity, Small Cap Equity Index, International Equity and Balanced Portfolios may enter into futures contracts and options for hedging purposes in furtherance of their respective investment objectives as stated in the Prospectuses. Such transactions are described further in this Appendix.

I.   INTEREST RATE FUTURES CONTRACTS.

                  USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, each Portfolio may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

                  Each Portfolio presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Portfolio, through using futures contracts. A Portfolio would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. A Portfolio would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, for example, shorter-term securities whose yields are greater than those available on long-term bonds.

                  DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by the Portfolio, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Portfolio, as purchaser, to take delivery of

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the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

                  Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Portfolio's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Portfolio is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Portfolio pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Portfolio's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Portfolio realizes a gain, and if the purchase price exceeds the offsetting sale price, the Portfolio realizes a loss.

                  Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade and the Chicago Mercantile Exchange. A Portfolio would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

                  A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Portfolios may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.


II.  STOCK INDEX FUTURES CONTRACTS.

                  A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

                  A Portfolio will sell stock index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Portfolio may do so either to hedge the value of its portfolio as a whole, or to protect against

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

declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Portfolio will purchase stock index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Portfolio will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

                  In addition, the Portfolio may utilize stock index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that the Portfolio expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Portfolio may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.


III. FUTURES CONTRACTS ON FOREIGN CURRENCIES.

                  A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Portfolio to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multi-national transactions.

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

IV.  MARGIN PAYMENTS.

                  Unlike when a Portfolio purchases or sells a security, no price is paid or received by the Portfolio upon the purchase or sale of a futures contract. Initially, the Portfolio will be required to deposit with the broker or in a segregated account with the Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. For example, when a Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or gain.

V. OTHER HEDGING TRANSACTIONS.

                  Although noted above, none of the Portfolios presently intend to use interest rate futures contracts and stock index and foreign currency futures contracts (and related options) in connection with their hedging activities. Nevertheless, each of these Portfolios is authorized to enter into hedging transactions in any other futures or options contracts which are currently traded or which may subsequently become available for trading. Such instruments may be employed in connection with the Portfolios' hedging strategies if, in the judgment of the adviser, transactions therein are necessary or advisable.

VI. ACCOUNTING TREATMENT.

                  Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

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